FINANCIAL ASSET SECURITIES CORP.,
                                   Depositor,

                           [________________________],
                                    Servicer,

                           [________________________],
                                   Originator,

                           [________________________],
                                     Seller,

                           [________________________],
                                 Issuing Entity,

                                       and
                           [________________________],
                               Indenture Trustee,

                           [________________________],

                          SALE AND SERVICING AGREEMENT
                     Dated as of [________________________],
                         _____________________________
                       Asset-Backed Notes, Series 200[__],

                                TABLE OF CONTENTS

                                    ARTICLE I
                                   DEFINITIONS

Section 1.01.         Definitions...............................................

Section 1.02.         Rules of Construction.....................................

Section 1.03.         Calculations Respecting Mortgage Loans....................

Section 1.04.         Calculations Respecting Accrued Interest..................

                                   ARTICLE II
                          CONVEYANCE OF MORTGAGE LOANS

Section 2.01.         Conveyance of Mortgage Loans; Retention of Obligation to
                      Fund Advances Under Credit Line Agreements................

Section 2.02.         Acceptance of Trust Estate; Review of Documentation.......

Section 2.03.         Grant Clause..............................................

Section 2.04.         Further Encumbrance of Trust Estate.......................

Section 2.05.         Conveyance of the Subsequent Mortgage Loans...............

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

Section 3.01.         Representations and Warranties of the Depositor...........

Section 3.02.         Representations and Warranties of GreenPoint..............

Section 3.03.         Representations and Warranties Regarding the Mortgage
                      Loans; Discovery of Breach................................

Section 3.04.         Repurchase, Purchase or Substitution of Mortgage Loans....

Section 3.05.         Representations and Warranties of the Seller..............

                                   ARTICLE IV
         ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE SERVICER

Section 4.01.         The Servicer..............................................

Section 4.02.         Collection of Certain Mortgage Loan Payments; Remittances.

Section 4.03.         Withdrawals from the Collection Account...................

Section 4.04.         Maintenance of Hazard Insurance; Property Protection
                      Expenses..................................................

Section 4.05.         Assumption and Modification Agreements....................

Section 4.06.         Realization Upon Defaulted Mortgage Loans; Transfer or
                      Repurchase of Certain Mortgage Loans......................

Section 4.07.         Indenture Trustee to Cooperate............................

Section 4.08.         Servicing Compensation; Payment of Certain Expenses by
                      Servicer..................................................

Section 4.09.         Annual Statement as to Compliance.........................

Section 4.10.         Annual Servicing Report...................................

Section 4.11.         Reserved..................................................

Section 4.12.         Access to Certain Documentation and Information Regarding
                      the Mortgage Loans........................................

Section 4.13.         Maintenance of Certain Servicing Insurance Policies.......

Section 4.14. Information Required by the Internal Revenue Service Generally and Reports of Foreclosures and
                      Abandonments of Mortgaged Property........................

Section 4.15.         Reporting Requirements....................................

Section 4.16.         Matters Relating to MERS Loans............................

Section 4.17.         Servicing Certificate.....................................

Section 4.18.         Loan Data Remittance Report...............................

                                    ARTICLE V
                      DEPOSITS AND DISTRIBUTIONS TO HOLDERS

Section 5.01.         The Pre-Funding Accounts..................................

Section 5.02.         The Payment Account.......................................

Section 5.03.         Payments from the Payment Account.........................

Section 5.04.         Net WAC Rate Carryover Reserve Account....................

Section 5.05.         The Reserve Account.......................................

Section 5.06.         Allocation of Realized Losses.............................

Section 5.07.         The Certificate Account...................................

Section 5.08.         Control of the Trust Accounts.............................

Section 5.09.         Reports of Indenture Trustee to Securityholders...........

                                   ARTICLE VI
                         THE SERVICER AND THE DEPOSITOR

Section 6.01.         Liability of the Servicer and the Depositor...............

Section 6.02.         Merger or Consolidation of, or Assumption of the
                      Obligations of, the Servicer..............................

Section 6.03.         Limitation on Liability of the Servicer and Others........

Section 6.04.         Servicer Not to Resign....................................

Section 6.05.         Delegation of Duties......................................

Section 6.06.         Indemnification of the Trust by the Servicer..............

Section 6.07.         Limitation on Liability of the Depositor..................

Section 6.08.         The Credit Risk Manager...................................



                                   ARTICLE VII
                         EVENTS OF SERVICER TERMINATION

Section 7.01.         Events of Servicing Termination...........................

Section 7.02.         Indenture Trustee to Act; Appointment of Successor........

Section 7.03.         Notification to Noteholders and Residual
                      Certificateholders........................................

Section 7.04.         Additional Remedies of Indenture Trustee Upon Event of
                      Servicer Termination......................................

Section 7.05.         Waiver of Defaults........................................

Section 7.06.         Directions by Securityholders and Duties of Indenture
                      Trustee During Event of Servicer Termination .............

Section 7.07.         Action Upon Certain Failures of the Servicer and Upon
                      Event of Servicer Termination.............................

Section 7.08.         Preparation of Reports....................................

                                  ARTICLE VIII
                                   TERMINATION

Section 8.01.         Termination...............................................

Section 8.02.         Termination Prior to Final Scheduled Payment Date; and
                      Optional Redemption.......................................

Section 8.03.         Additional Requirements...................................

Section 8.04.         Certain Notices upon Final Payment........................

Section 8.05.         Beneficiaries.............................................

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

Section 9.01.         Binding Nature of Agreement; Assignment...................

Section 9.02.         Entire Agreement..........................................

Section 9.03.         Amendment.................................................

Section 9.04.         Acts of Securityholders...................................

Section 9.05.         Recordation of Agreement..................................

Section 9.06.         Governing Law.............................................

Section 9.07.         Notices...................................................

Section 9.08.         Severability of Provisions................................

Section 9.09.         Indulgences; No Waivers...................................

Section 9.10.         Headings Not To Affect Interpretation.....................

Section 9.11.         Benefits of Agreement.....................................

Section 9.12.         Special Notices to the Rating Agencies....................

Section 9.13.         Counterparts..............................................

Section 9.14.         Execution by the Issuing Entity...........................

                                   ATTACHMENTS

Exhibit A-1           Form of Initial Certification
Exhibit A-2           Form of Interim Certification
Exhibit A-3           Form of Final Certification
Exhibit B             Mortgage Loan Representations and Warranties
Exhibit C-1           Request for Release of Documents and Receipt
Exhibit C-2           Request for Temporary Release
Exhibit D             Form of Advance Notice to be provided by the Servicer to
                      the Holder of the Class G Certificates
Exhibit E             Loan Data Remittance Report
Exhibit F             Subsequent Transfer Agreement
Exhibit G             Form of 10-K Certification
Exhibit H             Form of Certification to be provided by the Servicer to
                      the Depositor
Exhibit I             Form of Certification to be provided by Indenture Trustee
                      to the Depositor

Schedule A            Mortgage Loan Schedule

         This SALE AND SERVICING AGREEMENT, dated as of [____________], (the "Agreement" or the "Sale and Servicing Agreement"), is by and among [____________], a Delaware statutory trust (the "Issuing Entity" or "Trust"), FINANCIAL ASSET SECURITIES CORP, a --------------- ----- Delaware corporation (the "Depositor"), [____________], a New York corporation (the "Originator" or "[____________]"),[____________], --------- ---------- a Pennsylvania
corporation (the "Servicer" or "[____________]"),[____________], a Delaware
corporation ( the "Seller") and ------ [____________], a national banking association, as Indenture Trustee (the "Indenture Trustee"). -----------------

                              PRELIMINARY STATEMENT

         WHEREAS, the Seller has acquired the Mortgage Loans from the Originator and at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Issuing Entity hereunder for inclusion in the Trust Estate

         WHEREAS, such Mortgage Loans consist of certain home equity lines of credit;

         WHEREAS, on the Closing Date, the Depositor will acquire the Mortgage Loans from the Seller in consideration for its transfer to the Seller of the Residual Certificates and the proceeds from the sale of the Notes;

         WHEREAS, on the Closing Date, the Depositor will acquire the Notes and the Residual Certificates from the Issuing Entity, as consideration for its transfer to the Issuer of the Mortgage Loans and the other property constituting the Trust Estate;

         WHEREAS, the Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Issuer of the Mortgage Loans and the other property constituting the Trust Estate;

         WHEREAS, pursuant to the Indenture, the Issuing Entity will pledge the Mortgage Loans and the other property constituting the Trust Estate to the Indenture Trustee as security for the Notes;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

         The following table sets forth the Class Designation, Note Rate, Original Note Balance and minimum denomination for the Notes of each Class issued pursuant to the Indenture.

      CLASS                                ORIGINAL NOTE             MINIMUM
   DESIGNATION         NOTE RATE(1)           BALANCE           DENOMINATIONS(2)
-----------------    ---------------     -----------------     -----------------
[Class IA-1              Variable          $[___________]           $[25,000
Class IIA-1a             Variable          $[___________]            $25,000
Class IIA-1b             Variable          $[___________]            $25,000
Class IIA-1c             Variable          $[___________]            $25,000
Class IIA-2c             Variable          $[___________]            $25,000
Class IIA-3c             Variable          $[___________]            $25,000
Class IIA-4c             Variable          $[___________]            $25,000
Class M-1                Variable          $[___________]            $25,000
Class M-2                Variable          $[___________]            $25,000
Class M-3                Variable          $[___________]            $25,000
Class M-4                Variable          $[___________]            $25,000
Class M-5                Variable          $[___________]            $25,000
Class M-6                Variable          $[___________]            $25,000
Class M-7                Variable          $[___________]            $25,000
Class M-8                Variable          $[___________]            $25,000
Class M-9                Variable          $[___________]            $25,000
Class M-10               Variable          $[___________]            $25,000
Class M-11               Variable          $[___________]            $25,000
Class B-1                Variable          $[___________]            $25,000
Class B-2]               Variable          $[___________]           $25,000]

---------------
(1) Calculated as set forth in Annex A hereto.
(2) Minimum investments of $100,000 per Class.

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01. Definitions. The following words and phrases, unless the context otherwise requires, shall have the meanings set forth in Annex A.

         Section 1.02. Rules of Construction. Unless the context otherwise requires:

(i)      a term has the meaning assigned to it;

(ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

(iii)    "or" is not exclusive;

(iv)     "including" means including without limitation;

(v) words in the singular include the plural and words in the plural include the singular;

(vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns;

(vii) terms defined in the UCC and not otherwise defined herein shall have the meaning assigned to them in the UCC; and

(viii) "U.S. dollars", "dollars", or the sign "$" shall be construed as references to United States dollars which are freely transferable by residents and non-residents of the United States of America and convertible by such persons into any other freely convertible currency unless such transferability or convertibility is restricted by any law or regulation of general application in which event references to "U.S. dollars", "dollars", or the sign "$" shall be construed as references to such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America, and "cents" shall be construed accordingly.

         Section 1.03. Calculations Respecting Mortgage Loans. Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Estate shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Indenture Trustee as supplied to the Indenture Trustee by the Servicer. The Indenture Trustee shall not be required to recompute, verify or recalculate the information supplied to it by the Servicer.

         Section 1.04. Calculations Respecting Accrued Interest. Accrued interest, if any, on the Notes shall be calculated based upon a 360-day year and the actual number of days in each Interest Accrual Period.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS

         Section 2.01. Conveyance of Mortgage Loans; Retention of Obligation to Fund Advances Under Credit Line Agreements.

         (a) As of the Closing Date, in consideration of the Issuing Entity's delivery of the Notes and the Residual Certificates to the Seller, and concurrently with the execution and delivery of this Agreement, the Seller does hereby sell, transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, and the Depositor does hereby sell, transfer, assign, set over, deposit with and otherwise convey to the Issuing Entity, without recourse, in trust, all of its right, title and interest in and to the Mortgage Loans. Such conveyance includes, without limitation, (i) each Initial Mortgage Loan, including its Principal Balance (including the right to purchase any Additional Balances related thereto) and all collections in respect thereof received after the Initial Cut-Off Date (excluding interest collections due on or prior to the Initial Cut-Off Date); (ii) each Subsequent Mortgage Loan (including any Additional Balances related thereto) and all collections in respect thereof received after the related Subsequent Cut-Off Date (excluding interest collections due on or prior to such related Subsequent Cut-Off Date);
(iii) property that secured a Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure; (iv) the Originator's rights under the Insurance Policies; (v) the Collection Account, the Reserve Account, the Pre-Funding Accounts and the Payment Account; and (vii) any proceeds of the foregoing and any other property owned by the Trust and all other assets included or to be included in the Issuing Entity for the benefit of Noteholders and the Residual Certificateholders; PROVIDED, HOWEVER, neither of the Indenture Trustee nor the Issuing Entity assumes or shall assume the obligation under any Credit Line Agreement that provides for the funding of Draws to the Mortgagor thereunder, and neither of the Issuing Entity nor the Indenture Trustee shall be obligated or permitted to fund any such Draws. With respect to the Mortgage Loans, Additional Balances shall be part of the related Principal Balance and are hereby transferred to the Issuing Entity on the Closing Date pursuant to this
Section 2.01(a), and are therefore part of the Trust Estate. The Indenture Trustee declares that, subject to the review provided for in Section 2.02, it has received and shall hold the Trust Estate, as Indenture Trustee, in trust, for the benefit and use of the Securityholders and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, the Issuing Entity has issued and delivered the Securities to or upon the order of the Depositor, in exchange for the Trust Estate.

         (b) The Seller and Depositor hereby agree that as consideration for each Additional Balance, the Issuing Entity shall direct and hereby directs the Servicer to fund such Additional Balances in an amount equal to the Purchase Price therefore. Each Additional Balance shall first be funded from the Group I Principal Remittance Amount or the Group II Principal Remittance Amount, as applicable, on deposit on any day in the Collection Account. To the extent that the Purchase Price for any Additional Balance exceeds the Group I Principal Remittance Amount or the Group II Principal Remittance Amount, as applicable, on deposit in the Collection Account on such day, the Servicer shall fund the difference of such Additional Balance from its own funds by depositing such amount into the Reserve Account and deliver to the Holder of the Class G Certificates an Advance Notice including the aggregate amount of such Additional Balance Advance Amount. The Holder of the Class G Certificate, by accepting such Certificate, hereby agrees to reimburse the Servicer for such Additional Balance Advance Amount. In the event that the Holder of the Class G Certificate is not an Affiliate of the Servicer, the Holder of the Class G Certificate shall make an advance to the Trust in the amount specified in such Advance Notice by depositing such amount into the Reserve Account. The Indenture Trustee shall cause such amount to be remitted from the Reserve Account to the Servicer on the following Payment Date. The Class Principal Balance of the Class G Certificates will be increased by the amount of any such Additional Balance Advance Amounts.

         (c) It is agreed and understood by the Seller, the Depositor and the Issuing Entity (and the Depositor so represents and recognizes) that it is not intended that any Mortgage Loan to be included in the Trust Estate be (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a "High-Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a "High Cost Home Loan" as defined in the Indiana Home Loan Practices Act effective January 1, 2005.

         (d) In connection with such transfers and assignments of the Mortgage Loans, the Seller shall deliver to, and deposit with, or cause to be delivered to and deposited with, the Indenture Trustee, and/or the Custodian acting on the Indenture Trustee's behalf, the following documents or instruments with respect to each Mortgage Loan so transferred and assigned on or before the Closing Date with respect to each Initial Mortgage Loans and on or before the related Subsequent Transfer Date with respect to each Subsequent Mortgage Loan:

(i)      the original Credit Line Agreement;

(ii) if such Mortgage Loan is not a MERS Mortgage Loan, an original Assignment of Mortgage in blank;

(iii) (A) if such Mortgage Loan is not a MERS Mortgage Loan, the original recorded Mortgage or, if in connection with such Mortgage Loan, the original recorded Mortgage with evidence of recording thereon cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Originator shall deliver or cause to be delivered to the Custodian, a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, a certification of the Originator, title company, escrow agent or closing attorney stating that such original Mortgage has been dispatched to the appropriate public recording official or (ii) in the case of an original Mortgage that has been lost, a certificate by the appropriate county recording office where such Mortgage is recorded, and (B) if such Mortgage Loan is a MERS Mortgage Loan, the original Mortgage, noting the presence of the "Mortgage Identification Number" of such MERS Mortgage Loan;

(iv) if such Mortgage Loan is not a MERS Mortgage Loan, if applicable, the original Intervening Assignments, if any, with evidence of recording thereon, showing a complete chain of title to the related Mortgage from the Mortgagor to the related Originator (and endorsed in blank in accordance with clause (ii) above) or, if any such original Intervening Assignment has not been returned from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, a certification of the Originator, title company, escrow agent or closing attorney stating that such original Intervening Assignment has been dispatched to the appropriate public recording official for recordation or (ii) in the case of an original Intervening Assignment that has been lost, a certificate by the appropriate county recording office where such Mortgage is recorded;

(v) either a Title Insurance Policy or guaranty title with respect to the related Mortgaged Property;

(vi)     the original of any guaranty executed in connection with such Mortgage
         Loan;

(vii) the original of each assumption, modification, consolidation or substitution agreement, if any, relating to such Mortgage Loan; and

(viii) any security agreement, chattel mortgage or equivalent instrument executed in connection with the related Mortgage.

(e) (i) Upon the occurrence of a Recordation Event, the Originator shall submit to the appropriate recording offices Assignments of Mortgage to the Indenture Trustee on behalf of the Trust, which may be blanket assignments if permitted by applicable law, for the Mortgage Loans. In lieu of recording any such Assignments of Mortgage, the Originator may provide to the Indenture Trustee an Opinion of Counsel in a form reasonably acceptable to the Indenture Trustee, to the effect that recordation of an Assignment of Mortgage in the state where the related Mortgaged Property is located is not necessary to protect the interests of the Owner Trustee, the Indenture Trustee or the Securityholders in the related Mortgage. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Originator shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Originator shall submit each such Assignment of Mortgage for recording.

(ii) With respect to each MERS Mortgage Loan, the Servicer shall, at the expense of the Seller, take such actions as are necessary to cause the Indenture Trustee to be clearly identified as the owner of each such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

(iii) In instances where a Title Insurance Policy is required to be delivered to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee under clause (d)(v) above and is not so delivered, the Seller shall provide a copy of such Title Insurance Policy to the Indenture Trustee, or to the Custodian on behalf of the Indenture Trustee, as promptly as practicable after the execution and delivery hereof, but in any case within 180 days of the Closing Date.

(f) For Mortgage Loans (if any) that have been prepaid in full after the Initial Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, herewith shall deliver to the Indenture Trustee, or to the Custodian on behalf of the Indenture Trustee, an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Collection Account pursuant to
         Section 4.02(e) have been so deposited. All original documents that are not delivered to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee shall be held by the Servicer in trust for the benefit of the Indenture Trustee and the Securityholders.

         Section 2.02. Acceptance of Trust Estate; Review of Documentation.

         (a) Subject to the provisions of Section 2.01, the Issuing Entity acknowledges receipt of the assets transferred by the Depositor of the assets included in the Trust Estate and has directed that the documents referred to in
Section 2.01 and all other assets included in the definition of "Trust Estate" be delivered to the Indenture Trustee (or the Custodian) on its behalf.

         The Indenture Trustee, by execution and delivery hereof, acknowledges receipt by it of or the Custodian on its behalf of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule and each Subsequent Mortgage Loan Schedule, subject to review thereof by the Indenture Trustee, or by the Custodian on behalf of the Indenture Trustee, under this Section 2.02. The Indenture Trustee, or the Custodian on behalf of the Indenture Trustee, shall execute and deliver to the Depositor, the Servicer and the Indenture Trustee on the Closing Date an Initial Certification in the form annexed hereto as Exhibit A-1. The Initial Certification shall be amended and delivered by the Indenture Trustee or the Custodian, as applicable, to Depositor, the Servicer and the Indenture Trustee upon each Subsequent Transfer Date.

         (b) Within 45 days after the Closing Date, the Indenture Trustee or the Custodian on behalf of the Indenture Trustee, shall, for the benefit of Noteholders, review each Mortgage File to ascertain that all required documents set forth in Section 2.01 have been received and appear on their face to contain the requisite signatures by or on behalf of the respective parties thereto, and shall deliver to the Depositor, the Servicer and the Indenture Trustee an Interim Certification in the form annexed hereto as Exhibit A-2 to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan prepaid in full or any specifically identified in such certification as not covered by such certification) (i) all of the applicable documents required by Section 2.01(d)(i)-(v) and, to the extent actually provided to it, the documents in Section 2.01(d)(vi)-(vii) are in its possession and (ii) such documents have been reviewed by it and appear to relate to such Mortgage Loan. The Indenture Trustee shall have no responsibility to determine whether the documents in Section 2.01(d)(vi) and (vii) exist. The Indenture Trustee, or the Custodian on behalf of the Indenture Trustee, shall determine whether such documents are executed and with respect to the Intervening Assignments, endorsed (as specified in Section 2.01(d)(iv)), but shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that the same are valid, binding, legally effective, properly endorsed, genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or are in recordable form or that they are other than what they purport to be on their face and makes no representations as to the collectability, insurability, priority or perfection of such Mortgage Loans. Neither the Indenture Trustee nor any Custodian shall have any responsibility for verifying the genuineness or the legal effectiveness of or authority for any signatures of or on behalf of any party or endorser.

         (c) If in the course of the review described in paragraph (b) above the Indenture Trustee or the Custodian discovers any document or documents constituting a part of a Mortgage File that is missing, does not appear regular on its face (i.e., is mutilated, damaged, defaced, torn or otherwise physically altered) or appears to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, as applicable (each, a "Material Defect"), the Indenture Trustee, or the Custodian on behalf of the Indenture Trustee, upon discovering such Material Defect shall promptly identify the Mortgage Loan to which such Material Defect relates in the Interim Certification delivered to each of the Depositor and the Servicer and give notice thereof to the Originator and the Seller. Within 90 days of its receipt of such notice, the Originator shall cure such Material Defect (and, in such event, the Originator shall provide the Indenture Trustee with an Officer's Certificate confirming that such cure has been effected). If the Originator does not so cure such Material Defect, the Originator shall repurchase the related Mortgage Loan from the Trust Estate at the Loan Purchase Price. The Originator in lieu of repurchasing a Mortgage Loan pursuant to this Section 2.02, substitute for such Mortgage Loan a Qualifying Substitute Mortgage Loan subject to the provisions of Section 3.04. The failure of the Indenture Trustee or the Custodian to give the notice contemplated herein within 45 days after the Closing Date shall not affect or relieve the Originator of its obligation to repurchase any Mortgage Loan pursuant to this Section 2.02 or any other Section of this Agreement requiring the repurchase of Mortgage Loans from the Trust Estate.

         (d) Within 180 days following the Closing Date, the Indenture Trustee, or the Custodian, shall deliver to the Depositor, the Servicer and the Indenture Trustee a Final Certification substantially in the form attached as Exhibit A-3 evidencing the completeness of the Mortgage Files in its possession or control, with any exceptions noted thereto.

         (e) Nothing in this Agreement shall be construed to constitute an assumption by the Trust Estate, the Indenture Trustee, the Custodian or the Noteholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

         (f) Notwithstanding anything to the contrary contained herein, each of the parties hereto acknowledges that the Custodian shall perform the applicable review of the Mortgage Loans and respective certifications thereof as provided in this Section 2.02.

         Section 2.03. Grant Clause.

         (a) It is intended that the conveyance by the Seller to the Depositor and by the Depositor to the Issuer of the Mortgage Loans, as provided for in
Section 2.01 be construed as a sale by the Depositor to the Issuer of the Mortgage Loans and other assets in the Trust Estate for the benefit of the Securityholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Seller to the Depositor and by the Depositor to the Issuing Entity to secure a debt or other obligation of the Seller or the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor or the Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and other assets in the Trust Estate, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York UCC (or other applicable UCC if not the New York UCC); (b) the conveyances provided for in Section 2.01 shall be deemed to be (1) a grant by the Seller to the Depositor and by the Depositor to the Issuing Entity of a security interest in all of the Depositor's or the Seller's, as applicable, right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans and Mortgage Files, including the Credit Line Agreements, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all Liquidation Proceeds, all Insurance Proceeds, all amounts from time to time held or invested in the Collection Account, the Reserve Account, the Certificate Account, the Payment Account and the Pre-Funding Accounts, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Seller to the Depositor and by Depositor to the Issuing Entity of any security interest in any and all of the Depositor's or Seller's, as applicable, right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses
(1)(A) through (D); (c) the possession by the Indenture Trustee or any other agent of the Issuer of Credit Line Agreements, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York UCC and any other applicable UCC and
(d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Issuing Entity for the purpose of perfecting such security interest under applicable law.

         (b) The Seller and, at the Seller's direction, the Issuing Entity shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property of the Trust Estate, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Issuing Entity, and the Issuing Entity shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the UCC to perfect the Issuing Entity's security interest in or lien on the Mortgage Loans as evidenced by an Officer's Certificate of the Depositor, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by
(1) any change of name of the Seller, the Depositor or the Issuing Entity (such preparation and filing shall be at the expense of the Owner Trustee, if occasioned by a change in the Owner Trustee's name), (2) any change of location of the place of business or the chief executive office of the Seller or the Depositor or (3) any transfer of any interest of the Seller or the Depositor in any Mortgage Loan.

         None of the Seller, the Depositor or the Issuing Entity shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and mediate transferee, including the Indenture Trustee. Before effecting such change, each of the Seller, the Depositor or the Issuing Entity proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Indenture Trustee, in the Mortgage Loans. In connection with the transactions contemplated by this Agreement and the Indenture, each of the Seller, the Depositor and the Issuing Entity authorizes its immediate or mediate transferee, including the Indenture Trustee (who shall not be obligated to make such filing), to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this Section 2.03(b).

         (c) Neither the Seller nor the Depositor shall take any action inconsistent with the sale by the Seller and Depositor of all of its right, title and interest in and to the Trust Estate and shall indicate or shall cause to be indicated in its records and records held on its behalf that ownership of each Mortgage Loan and the other property of the Trust is held by the Issuing Entity. In addition, the Seller shall respond to any inquiries from third parties with respect to ownership of a Mortgage Loan or any other property of the Trust Estate by stating that it is not the owner of such Mortgage Loan and that ownership of such Mortgage Loan or other property of the Trust Estate is held by the Issuing Entity on behalf of the Securityholders.

         Section 2.04. Further Encumbrance of Trust Estate.

         (a) Immediately upon the conveyance to the Issuing Entity by the Depositor of any item of property in the Trust Estate pursuant to Section 2.01, all right, title and interest of the Depositor in and to such item of property in the Trust Estate shall terminate, and all such right, title and interest shall vest in the Issuing Entity, in accordance with the Trust Agreement and Sections 3802 and 3805 of the Delaware Statutory Trust Act (12 Del. Code, ss. 3801 et seq.).

         (b) Immediately upon the vesting of the Trust Estate in the Trust, the Issuing Entity shall have the sole right to pledge or otherwise encumber such Trust Estate. Pursuant to the Indenture and contemporaneously with such property vesting in the Issuing Entity pursuant to (a) above, the Issuing Entity shall grant a security interest in the Trust Estate to secure the repayment of the Secured Obligations. The Residual Certificates shall represent the beneficial ownership interest in the Trust Estate, and the Residual Certificateholders shall be entitled to receive distributions with respect thereto as set forth herein and in the Indenture and Trust Agreement.

         Section 2.05. Conveyance of the Subsequent Mortgage Loans.

         (a) Subject to the satisfaction of the conditions set forth in this
Section 2.05 and in Section 2.01, in consideration of the Indenture Trustee's delivery on a Subsequent Transfer Date to or upon the order of the Depositor of amounts in the Group I Pre-Funding Account and the Group II Pre-Funding Account equal to aggregate Cut-Off Date Principal Balance of the Group I Subsequent Mortgage Loans and the Group II Subsequent Mortgage Loans, respectively, to be transferred to the Trust on such Subsequent Transfer Date, the Depositor shall sell, transfer, assign, set over and otherwise convey to the Issuing Entity without recourse and pursuant to the terms of the related Subsequent Transfer Agreement all of its right, title and interest in and to such Subsequent Mortgage Loans (including its Principal Balance and any Additional Balances related thereto) and all collections in respect thereof received after the Subsequent Cut-Off Date for such Subsequent Mortgage Loans (excluding payments in respect of accrued interest due prior to the related Subsequent Cut-Off Date) or, with respect to any Additional Balances with respect thereto, on or after the date of transfer to the Trust. Future advances made to a Mortgagor under a Credit Line Agreement relating to a Subsequent Mortgage Loan shall be part of the related Principal Balance and transferred to the Trust pursuant to this
Section 2.05, and, therefore, part of the Trust Property upon the sale thereof to the Depositor under the Purchase Agreement.

         (b) On each Subsequent Transfer Date, the Indenture Trustee shall withdraw from the Group I Pre-Funding Account or the Group II Pre-Funding Account funds in an amount equal to one hundred percent (100%) of the aggregate Cut-Off Date Principal Balance of the Group I Subsequent Mortgage Loans or Group II Subsequent Mortgage Loans, as applicable, so transferred to the Issuing Entity on such Subsequent Transfer Date and shall remit such cash to the Depositor or its designee as directed in the Subsequent Transfer Instrument for the purchase by the Issuing Entity of such Subsequent Mortgage Loans, along with the other property and rights related thereto as set forth herein only upon the satisfaction of each of the following conditions on or prior to such Subsequent Transfer Date:

(i) the Depositor shall have provided the Servicer, the Indenture Trustee and the Rating Agencies with a timely Subsequent Transfer Notice not later than two Business Days prior to the related Subsequent Transfer Date;

(ii) the Depositor shall have delivered to the Indenture Trustee a duly executed Subsequent Transfer Agreement (a form of which is attached hereto as Exhibit F), which shall include a mortgage loan schedule listing the Subsequent Mortgage Loans, and shall have caused the Servicer to deliver a computer file containing such mortgage loan schedule to the Indenture Trustee and each Rating Agency at least three Business Days prior to the related Subsequent Transfer Date;

(iii) as of each Subsequent Transfer Date, the Depositor, as evidenced by the delivery of the Subsequent Transfer Agreement, shall not be insolvent, nor would it be made insolvent by such transfer, nor was it aware of any pending insolvency;

(iv)     the Pre-Funding Period shall not have ended;

(v) the representations and warranties of the Depositor and the Originator pursuant to Sections 3.01, 3.02 and 3.03 hereof (other than to the extent such representations and warranties relate to statistical information as to the characteristics of the Initial Mortgage Loans) are true and correct with respect to the Depositor and the Originator and the Subsequent Mortgage Loans, as applicable, as of the Subsequent Transfer Date;

(vi) in connection with the transfer and assignment of any Subsequent Mortgage Loan, the Depositor shall satisfy the document delivery requirements set forth in Section 2.01 hereof;

(vii) each Subsequent Mortgage Loan shall have the following characteristics as of the applicable Subsequent Cut-off Date:

         (1) it shall not be 30 or more days Delinquent as of the last day of the calendar month preceding the Subsequent Cut-off Date;

         (2)      it shall not have a combined loan-to-value ratio greater 100%;

         (3) the original term to stated maturity thereof shall be less than 168 months and shall not be greater than 300 months;

         (4) the Credit Limit thereof shall not be less than $10,000 and shall not exceed $500,000;

         (5) is shall not have a Margin less than 0.000% per annum and a Maximum Loan Rate less than 12.000% per annum;

         (6) it shall have been underwritten in accordance with the criteria set forth in the Prospectus Supplement.

(viii) following delivery of all the Group I Subsequent Mortgage Loans to the Trust, the Group I Mortgage Loans (including the Subsequent Group I Mortgage Loans, if any) and the Subsequent Group I Mortgage Loans shall have the following characteristics (calculated as of the applicable Cut-Off Date) at the end of the Pre-Funding Period:

         (1) the weighted average original term to stated maturity shall not be greater than 200 months;

         (2) the weighted average loan-to-value ratio of the Mortgage Loans shall not exceed 100%;

         (3) the average Principal Balance shall not be greater than $35,000;

         (4) the average Credit Limit shall be between $38,000 and $41,000 and the weighted average Draw Period shall be between 77 and 80 months;

         (5) the weighted average FICO score of the Mortgage Loans shall not be less than 712;

         (6) the weighted average Margin of the Mortgage Loans shall not be less than 2.312% per annum.

(ix) following delivery of all the Group II Subsequent Mortgage Loans to the Trust, the Group II Mortgage Loans (including the Subsequent Group II Mortgage Loans, if any) and the Subsequent Group II Mortgage Loans shall have the following characteristics (calculated as of the applicable Cut-Off Date) at the end of the Pre-Funding Period:

         (1) the weighted average original term to stated maturity shall not be greater than 205 months;

         (2) the weighted average loan-to-value ratio of the Mortgage Loans shall not exceed 100%;

         (3) the average Principal Balance shall not be greater than $86,000;

         (4) the average Credit Limit shall be between $86,000 and $103,000 and the weighted average Draw Period shall be between 81 and 85 months;

         (5) the weighted average FICO score of the Mortgage Loans shall not be less than 714;

         (6) the weighted average Margin of the Mortgage Loans shall not be less than 1.626% per annum.

         (c) On each Subsequent Transfer Date, the Depositor shall have provided the Indenture Trustee and the Rating Agencies with an Opinion of Counsel to the effect that the transfers of the Subsequent Mortgage Loans during the Pre-Funding Period constitute a sale of the Principal Balances of the Subsequent Mortgage Loans to the Trust and a sale of or grant of a security interest in the Subsequent Mortgage Loans to the Indenture Trustee; provided, however, that in the event of a change of law during the Pre-Funding Period that materially affects the method of perfecting the security interest in the Subsequent Mortgage Loans, the Depositor shall (i) provide the Indenture Trustee and the Rating Agencies with an Opinion of Counsel to the effect that such transfer constitutes a sale of the Principal Balances of the Subsequent Mortgage Loans to the Depositor and the Trust and a sale of or grant of a security interest in the Subsequent Mortgage Loans to the Indenture Trustee, and (ii) take such action as is necessary to perfect the interests of the Indenture Trustee in the Subsequent Mortgage Loans.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.01. Representations and Warranties of the Depositor.

         (a) The Depositor hereby represents and warrants to the Servicer, the Seller, the Issuing Entity and the Indenture Trustee, for the benefit of the Securityholders, as of the Closing Date and each Subsequent Transfer Date or such other date as is specified, that:

(i) This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

(ii) Immediately prior to the transfer by the Depositor to the Issuing Entity of each Mortgage Loan, the Depositor had good and equitable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

(iii) As of the Closing Date, the Depositor has transferred all of its right, title and interest in the Mortgage Loans to the Issuing Entity;

(iv) The Depositor has not transferred the Mortgage Loans to the Issuing Entity with any intent to hinder, delay or defraud any of its creditors;

(v) The Depositor has been duly organized and is validly existing as a limited liability company in good standing under the laws of Delaware, with full power and authority to own its assets and conduct its business as presently being conducted;

(vi) The Mortgage Loans constitute either "promissory notes" or "payment intangibles" within the meaning of the UCC;

(vii) The Depositor has obtained all necessary consents and approvals required to enter into and perform its obligations under, this Agreement, including the sale of the Mortgage Loans hereunder;

(viii) The Depositor has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Mortgage Loans granted to the Indenture Trustee pursuant to the Indenture; and

(ix) Other than the sale of the Mortgage Loans hereunder and the security interest granted to the Indenture Trustee pursuant to the Indenture, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to the Indenture Trustee pursuant to the Indenture or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against the Depositor.

         It is understood and agreed that the representations and warranties set forth in (i) through (ix) above shall survive the transfer of the Mortgage Loans to the Trust.

         (b) It is understood and agreed that the representations and warranties of the Depositor set forth in Section 3.01(a) shall survive the execution and delivery of this Agreement. The Depositor shall indemnify the Servicer, the Seller, the Indenture Trustee, and the Issuing Entity and hold each of the Servicer, the Seller, the Indenture Trustee and the Issuing Entity harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Depositor's representations and warranties contained in Sections 3.01(a). It is understood and agreed that the enforcement of the obligation of the Depositor set forth in this Section 3.01 to indemnify the Servicer, the Indenture Trustee and the Issuing Entity as provided in this Section 3.01 constitutes the sole remedy of the Indenture Trustee, the Servicer and the Issuing Entity with respect to a breach by the Depositor of the representations and warranties in Sections 3.01(a).

         Any cause of action against the Depositor relating to or arising out of the breach of the representations and warranties made in Sections 3.01(a) shall accrue upon discovery of such breach by the Issuing Entity, the Servicer, the Seller or the Indenture Trustee.

         Section 3.02. Representations and Warranties of GreenPoint.

         (a) The Originator hereby represents and warrants to the Depositor, the Issuing Entity, the Seller, the Servicer and the Indenture Trustee, for the benefit of the Securityholders, as of the Closing Date and each Subsequent Transfer Date that:

(i) The Originator is a New York corporation, validly existing and in good standing under the laws of the State of New York, and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Originator is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Originator;

(ii) The Originator has the power and authority to make, execute, deliver and perform this Agreement and each Subsequent Transfer Agreement, and all of the transactions contemplated under this Agreement and each Subsequent Transfer Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and each Subsequent Transfer Agreement. When executed and delivered, this Agreement and each Subsequent Transfer Agreement will constitute the legal, valid and binding obligation of the Originator enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

(iii) The Originator is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any Subsequent Transfer Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Closing Date;

(iv) The execution, delivery and performance of this Agreement and each Subsequent Transfer Agreement by the Originator will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Originator or any provision of the Certificate of Incorporation or Bylaws of the Originator, or constitute a material breach of any mortgage, Indenture, contract or other agreement to which the Originator is a party or by which the Originator may be bound;

(v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Originator threatened, against the Originator or any of its properties or with respect to this Agreement, any Subsequent Transfer Agreement, or the Notes;

(vi) The Originator is not aware of any judgment or tax lien filings against it.

(vii) The Originator is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

(viii) The Originator is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Originator of its obligations under this Agreement;

(ix) No litigation is pending or, to the best of the Originator's knowledge, threatened against the Originator which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(x) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Originator;

(xi) The information about The Originator under the headings "GreenPoint Mortgage Funding, Inc" in the Prospectus relating to the Originator does not include an untrue statement of a material fact and does not omit to state a material fact, with respect to the statements made, necessary in order to make the statements in light of the circumstances under which they were made not misleading.

         (b) It is understood and agreed that the representations and warranties set forth in Section 3.02(a) shall survive the execution and delivery of this Agreement. The Originator shall indemnify the Depositor, the Issuing Entity, the Seller, the Servicer and the Indenture Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Originator's representations and warranties contained in Section 3.02(a). It is understood and agreed that the enforcement of the obligation of the Originator set forth in this Section 3.02 to indemnify the Depositor, the Issuing Entity, the Seller and the Indenture Trustee as provided in this Section
3.02 constitutes the sole remedy of the Depositor, the Issuing Entity, the Seller and the Indenture Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive the resignation or removal of the Indenture Trustee and any termination of this Agreement.

         Any cause of action against the Originator relating to or arising out of the breach of any representations and warranties made in this Section 3.02 shall accrue upon discovery of such breach by the Depositor, the Servicer, the Indenture Trustee, the Seller or the Issuing Entity or notice thereof by any one of such parties to the other parties.

         Section 3.03. Representations and Warranties Regarding the Mortgage
                       Loans; Discovery of Breach.

         The Originator hereby makes the representations and warranties set forth in Exhibit B to the Depositor, the Issuing Entity, the Seller and the Indenture Trustee, for the benefit of the Noteholders, as of the Closing Date and each Subsequent Transfer Date. It is understood and agreed that the representations and warranties set forth in Exhibit B and by incorporation this
Section 3.03, shall each survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Indenture Trustee and shall continue throughout the term of this Agreement. Upon discovery by any of the Depositor, the Servicer, the Seller or the Indenture Trustee of a breach of any of the foregoing representations and warranties that adversely and materially affects the value of the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. Within 90 days of the discovery of a breach of any such representation or warranty, the Originator shall either (a) cure such breach in all material respects or (b) not later than the Business Day preceding the Payment Date in the month following the Collection Period in which any such cure period expired, either (i) repurchase such Mortgage Loan or any property acquired in respect thereof from the Issuing Entity at the Loan Purchase Price or (ii) substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan in accordance with the procedures described below (provided that substitution may only take place if the Payment Date is within the two-year period following the Closing Date). The Originator hereby acknowledges and agrees that any breach of the representations set forth in clauses (42), (52), (53), (54), (60), (62) or (63) of Exhibit B shall be deemed to materially and adversely affect the value of the related Mortgage Loans or the interests of the Trust in the related Mortgage Loans.

         Section 3.04. Repurchase, Purchase or Substitution of Mortgage Loans.

         (a) With respect to any Mortgage Loan repurchased by the Originator pursuant to this Agreement, the Originator shall remit the Loan Purchase Price to the Servicer for deposit into the Collection Account. The Indenture Trustee, upon (i) receipt of the full amount of the Loan Purchase Price for a Deleted Mortgage Loan, (ii) receipt of a written certification from the Servicer that it has received the full amount of the Loan Purchase Price for a Deleted Mortgage Loan and has deposited such amount in the Collection Account or (iii) notification from the Custodian of receipt of the Mortgage File for a Qualifying Substitute Mortgage Loan substituted for a Deleted Mortgage Loan (and receipt by the Servicer of any applicable Substitution Amount in the Collection Account, as certified to the Indenture Trustee by the Servicer), shall release or cause to be released and reassign to the Depositor, the Seller or the Originator as applicable, the related Mortgage File for the Deleted Mortgage Loan and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be necessary to vest in such party or its designee or assignee title to any Deleted Mortgage Loan released pursuant hereto, free and clear of all security interests, liens and other encumbrances created by this Agreement and the Indenture, which instruments shall be prepared by the Servicer and the Indenture Trustee shall have no further responsibility with respect to the Mortgage File relating to such Deleted Mortgage Loan.

         (b) With respect to each Qualifying Substitute Mortgage Loan to be delivered to the Indenture Trustee (or the Custodian) in exchange for a Deleted Mortgage Loan: (i) the Originator shall deliver to the Indenture Trustee (or the Custodian) the Mortgage File for the Qualifying Substitute Mortgage Loan containing the documents set forth in Section 2.01(b) along with a written certification certifying as to the delivery of such Mortgage File that such Qualifying Substitute Mortgage Loan complies with the definition hereunder and containing the granting language set forth in Section 2.01(a); and (ii) the Originator will be deemed to have made as of the date of such transfer, with respect to such Qualifying Substitute Mortgage Loan, each of the representations and warranties made by it with respect to the related Deleted Mortgage Loan. For any month in which the Originator substitutes one or more Qualifying Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer shall determine the amount (the "Substitution Amount"), if any, by which the aggregate Loan Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate of, as to each such Qualifying Substitute Mortgage Loan, the Principal Balance thereof as of the date of substitution, together with one month's interest on such Principal Balance at the applicable Loan Rate. On the date of such substitution, the Originator shall deliver or cause to be delivered to the Servicer for deposit in the Collection Account an amount equal to the Substitution Amount, if any,

         (c) As soon as practicable after the delivery of any Qualifying Substitute Mortgage Loan hereunder, the Originator shall (i) with respect to a Qualifying Substitute Mortgage Loan that is a non-MERS Mortgage Loan, cause the Assignment of Mortgage to be recorded by the Servicer if required pursuant to
Section 2.01(c), or (ii) with respect to a Qualifying Substitute Mortgage Loan that is a MERS Mortgage Loan, cause to be taken such actions as are necessary to cause the Indenture Trustee (on behalf of the Issuing Entity) to be clearly identified as the owner of each such Mortgage Loan on the records of MERS if required pursuant to Section 2.01(c). The Indenture Trustee (or the Custodian on behalf of the Indenture Trustee) shall acknowledge receipt for such Qualifying Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, review such documents as specified in Section 2.02 and deliver to the Depositor, the Originator, the Indenture Trustee and the Servicer, with respect to such Qualifying Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit C-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Indenture Trustee shall deliver to the Depositor and the Servicer a certification substantially in the form of Exhibit C-2 hereto with respect to such Qualifying Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly payments due with respect to Qualifying Substitute Mortgage Loans in the month of substitution are not part of REMIC 1 and shall be retained by the Originator. For the month of substitution, distributions to Securityholders shall reflect the Monthly payment due on such Deleted Mortgage Loan on or before the Due Date in the month of substitution, and the Originator shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan.

         Section 3.05. Representations and Warranties of the Seller.

         (a) The Seller hereby represents and warrants to the Servicer, the Depositor, the Issuing Entity and the Indenture Trustee, for the benefit of the Securityholders, as of the Closing Date and each Subsequent transfer Date or such other date as is specified, that:

(i) This Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

(ii) Immediately prior to the transfer by the Seller to the Depositor of each Mortgage Loan, the Seller had good and equitable title to each Mortgage Loan subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

(iii) As of the Closing Date, the Seller has transferred all of its right, title and interest in the Initial Mortgage Loans to the Depositor;

(iv) The Seller has not transferred the Mortgage Loans to the Depositor with any intent to hinder, delay or defraud any of its creditors;

(v) The Seller has been duly organized and is validly existing as a limited liability company in good standing under the laws of Delaware, with full power and authority to own its assets and conduct its business as presently being conducted;

(vi) The Mortgage Loans constitute either "promissory notes" or "payment intangibles" within the meaning of the UCC;

(vii) The Seller has obtained all necessary consents and approvals required to enter into and perform its obligations under, this Agreement, including the sale of the Mortgage Loans hereunder;

(viii) The Seller has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Mortgage Loans granted to the Indenture Trustee pursuant to the Indenture;

(ix) Other than the sale of the Mortgage Loans hereunder, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to the Indenture Trustee pursuant to the Indenture or that has been terminated. The Seller is not aware of any judgment or tax lien filings against the Seller; and

(x) The Principal Balance of each Group I Mortgage Loan is within Freddie Mac's dollar amount limits for conforming one-to-four-family mortgage loans.

         It is understood and agreed that the representations and warranties set forth in (i) through (x) above shall survive the transfer of the Mortgage Loans to the Trust.

         (b) It is understood and agreed that the representations and warranties of the Seller set forth in Section 3.05(a) shall survive the execution and delivery of this Agreement. The Seller shall indemnify the Servicer, the Seller, the Indenture Trustee, and the Issuing Entity and hold each of the Servicer, the Depositor, the Indenture Trustee and the Issuing Entity harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained in Section 3.05(a). It is understood and agreed that the enforcement of the obligation of the Seller set forth in this Section 3.05 to indemnify the Servicer, the Indenture Trustee and the Issuing Entity as provided in this Section 3.05 constitutes the sole remedy of the Indenture Trustee, the Servicer and the Issuing Entity with respect to a breach by the Seller of the representations and warranties in Section 3.05(a). The Seller hereby acknowledges and agrees that any breach of the representation set forth in Section 3.05(a)(x) shall be deemed to materially and adversely affect the value of the related Mortgage Loans or the interests of the Trust in the related Mortgage Loans.

         Any cause of action against the Seller relating to or arising out of the breach of the representations and warranties made in Sections 3.05(a) hereof shall accrue upon discovery of such breach by the Issuing Entity, the Servicer, the Seller or the Indenture Trustee.

         Section 3.06. Representations and Warranties of the Servicer.

         (a) The Servicer hereby represents and warrants to the Depositor, the Issuing Entity, the Seller and the Indenture Trustee, for the benefit of the Securityholders, as of the Closing Date and each Subsequent Transfer Date that:

(i) The Servicer is a Pennsylvania corporation, validly existing and in good standing under the laws of the State of Pennsylvania, and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer;

(ii) The Servicer has the power and authority to make, execute, deliver and perform this Agreement, and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

(iii) The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Closing Date;

(iv) The execution, delivery and performance of this Agreement by the Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Servicer or any provision of the Certificate of Incorporation or Bylaws of the Servicer, or constitute a material breach of any mortgage, Indenture, contract or other agreement to which the Servicer is a party or by which the Servicer may be bound;

(v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement or the Notes;

(vi) The Servicer is solvent and will not be rendered insolvent by the transactions described herein and, after giving effect to the transactions described herein, will not be left with an unreasonably small amount of capital with which to engage in the ordinary course of its business and the Servicer does not intend to incur, nor does the Servicer believe that it has incurred, debts beyond its ability to pay as they mature. The Servicer does not contemplate the commencement of insolvency, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Servicer or any of its respective assets;

(vii) The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS;

(viii) The Servicer is not aware of any judgment or tax lien filings against it;

(ix) The Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

(x) The Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Servicer of its obligations under this Agreement;

(xi) No litigation is pending or, to the best of the Servicer's knowledge, threatened against the Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(xii) The Servicer is a Fannie Mae- or FHLMC-approved seller/servicer. The Servicer is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws, and regulations, meets the minimum capital requirements, if applicable, set forth by the OCC, and is in good standing to service Mortgage Loans for Fannie Mae and Freddie Mac and no event has occurred which would make the Servicer unable to comply with eligibility requirements or which would require notification to either Fannie Mae and Freddie Mac;

(xiii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

(xiv) The information about the Servicer under the heading "The Servicer" in the Prospectus does not include an untrue statement of a material fact and does not omit to state a material fact, with respect to the statements made, necessary in order to make the statements in light of the circumstances under which they were made not misleading; and

(xv) The Servicer has fully furnished and will continue to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company or their successors (the "Credit Repositories") in a timely manner.

         (b) It is understood and agreed that the representations and warranties set forth in Section 3.06(a) shall survive the execution and delivery of this Agreement. The Servicer shall indemnify the Depositor, the Issuing Entity, the Seller and the Indenture Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer's representations and warranties contained in Section 3.06(a). It is understood and agreed that the enforcement of the obligation of the Servicer set forth in this Section 3.06 to indemnify the Depositor, the Issuing Entity, the Seller and the Indenture Trustee as provided in this Section 3.06 constitutes the sole remedy (other than as set forth in Section 7.01) of the Depositor, the Issuing Entity, the Seller and the Indenture Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Servicer as Servicer hereunder, the resignation or removal of the Indenture Trustee and any termination of this Agreement.

         Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in this Section 3.06 shall accrue upon discovery of such breach by the Depositor, the Indenture Trustee, the Seller or the Issuing Entity or notice thereof by any one of such parties to the other parties.

                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
                                 BY THE SERVICER

         Section 4.01. The Servicer. (a) The Servicer is hereby authorized to act as agent for the Trust and in such capacity shall manage, service, administer and make collections on the Mortgage Loans and perform the other actions under this Agreement. The Servicer shall service and administer the Mortgage Loans in a manner consistent with (i) the terms of this Agreement and
(ii) collection procedures it follows with respect to home equity loans in its servicing portfolio comparable to the Mortgage Loans, and shall have full power and authority, acting alone or through a subservicer, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, it being understood, however, that the Servicer shall at all times remain responsible to the Trust, the Indenture Trustee, the Noteholders and the Residual Certificateholders the performance of its duties and obligations hereunder in accordance with the terms hereof. The Servicer hereby confirms its obligation, as Servicer, to fund future advances to the Mortgagors pursuant to the Credit Line Agreements and, to the extent it has an interest therein, hereby sells, transfers, assigns, sets over and otherwise conveys to the Issuing Entity the Additional Balances so created. It is the intention of the Servicer that the transfer of the Additional Balances to the Issuing Entity shall constitute a sale, but in the event that the transfer is held not to be a sale, this Agreement shall constitute a grant of a security interest in the Additional Balances, and the proceeds thereof, for the benefit of the Issuing Entity. Any amounts received by any subservicer in respect of a Mortgage Loan shall be deemed to have been received by the Servicer whether or not actually received by it. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Trust, to execute and deliver, on behalf of the Trust, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties and to make deposits to and withdrawals from the Collection Account. The Indenture Trustee and the Owner Trustee shall, upon the written request of a Servicing Officer, furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder and consistent with the Indenture Trustee's internal policies. The Indenture Trustee shall not be liable for the Servicer's use or misuse of such powers of attorney. The Servicer in such capacity may also consent to the placing of a lien senior to that of any Mortgage on the related Mortgaged Property, provided that

(i) such Mortgage succeeded to a first lien position after the related Mortgage Loan was conveyed to the Trust and, immediately following the placement of such senior lien, such Mortgage is in a second lien position and the outstanding principal amount of the mortgage loan secured by such subsequent senior lien is no greater than the outstanding principal amount of the senior mortgage loan secured by the Mortgaged Property as of the date the related Mortgage Loan was originated; or

(ii) the Mortgage relating to such Mortgage Loan was in a second lien position as of the Cut-Off Date and the new senior lien secures a mortgage loan that refinances an existing first mortgage loan and the outstanding principal amount of the replacement first mortgage loan immediately following such refinancing is not greater than the outstanding principal amount of such existing first mortgage loan at the date of origination of such Mortgage Loan;

provided, further, that such senior lien does not secure a note that provides for negative amortization.

         The Servicer may also, without prior approval from the Rating Agencies, increase the Credit Limits on Mortgage Loans provided that (i) new appraisals are obtained and the Combined Loan-to-Value Ratios of the Mortgage Loans after giving effect to such increase are less than or equal to the Combined Loan-to-Value Ratios of the Mortgage Loans as of the Cut-Off Date and (ii) such increases are consistent with the Servicer's credit and collection policies. No material change or departure from the Servicer's credit and collection policies with respect to any Mortgage Loans as in effect as of the Closing Date shall be permitted.

         In addition, the Servicer may agree to changes in the terms of a Mortgage Loan at the request of the Mortgagor; provided that (i) such changes do not materially and adversely affect the interests of Noteholders or the Residual Certificateholders and (ii) such changes are consistent with collection procedures followed by the Servicer with respect to home equity loans in its servicing portfolio comparable to the Mortgage Loans, as evidenced by a certificate signed by a Servicing Officer delivered to the Indenture Trustee.

         In addition to the foregoing, the Servicer may solicit Mortgagors to change any other terms of the related Mortgage Loans; provided that such changes
(i) do not materially and adversely affect the interest of Noteholders, (ii) are consistent with collection procedures followed by the Servicer with respect to home equity loans in its servicing portfolio comparable to the Mortgage Loans, as evidenced by a certificate signed by a Servicing Officer delivered to the Indenture Trustee and (iii) do not adjust the maturity date of such Mortgage Loan past the date that is six months before the Final Scheduled Payment Date of the Notes. The Servicer shall not solicit Mortgagors with respect to new loans (including mortgage loans) that are not Mortgage Loans nor convey information concerning Mortgagors to any Person for such purpose; provided, however, that advertising directed to the general public, statement messages not targeted specifically to the Mortgagors, website messages not targeted specifically to the Mortgagors and voice response unit messages not targeted specifically to the Mortgagors shall not constitute solicitations for purposes of this paragraph.

         The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trust under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         (b) In the event that the rights, duties and obligations of the Servicer are terminated hereunder, any successor to the Servicer in its sole discretion may, to the extent permitted by applicable law, terminate the existing subservicer arrangements with any subservicer, without charge, or assume the terminated Servicer's rights under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements.

         Section 4.02. Collection of Certain Mortgage Loan Payments;
Remittances.

         (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to home equity loans in its servicing portfolio comparable to the Mortgage Loans. Consistent with the foregoing, and without limiting the generality of the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loans and (ii) arrange with a Mortgagor a schedule for the payment of interest due and unpaid; provided that such arrangement is consistent with collection procedures followed by the Servicer with respect to home equity loans in its servicing portfolio comparable to the Mortgage Loans; provided, further, that notwithstanding such arrangement such Mortgage Loans will be included in the information regarding delinquent Mortgage Loans set forth in the Servicing Certificate and monthly statement to Noteholders pursuant to Section 4.01.

         (b) On the Closing Date, the Servicer shall open and shall thereafter maintain a segregated account held in trust in the name of the Securities Intermediary (the "Collection Account"), entitled "[______________], as indenture trustee, in trust for Holders of the [_____________], Asset-Backed Notes, Series [____]." The Collection Account shall relate solely to the Securities issued by the Issuing Entity, and funds in such Collection Account shall not be commingled with any other monies.

         (c) The Collection Account shall be an Eligible Account. If an existing Collection Account ceases to be an Eligible Account, the Servicer shall establish a new Collection Account that is an Eligible Account within 10 days and transfer all funds and investment property on deposit in such existing Collection Account into such new Collection Account.

         (d) The Servicer shall give to the Indenture Trustee prior written notice of the name and address of the depository institution at which the Collection Account is maintained and the account number of such Collection Account. The Servicer shall take such actions as are necessary to cause the depository institution holding the Collection Account to hold such account in the name of the Indenture Trustee in trust for the Noteholders under this Agreement. On each Servicer Remittance Date, the entire amount on deposit in the Collection Account relating to the Mortgage Loans (subject to permitted withdrawals set forth in Section 4.03), other than amounts not included in the Servicer Remittance Amount for such Payment Date, shall be remitted to the Indenture Trustee for deposit into the Payment Account by wire transfer in immediately available funds.

         (e) The Servicer shall deposit into the Collection Account within two Business Days following receipt thereof the following payments and collections received or made by it (without duplication):

(i)      all collections on and in respect of the Mortgage Loans;

(ii)     the amounts, if any, deposited to the Collection Account pursuant to
         Section 4.04;

(iii)    Net Liquidation Proceeds;

(iv) Insurance Proceeds (including, for this purpose, any amount required to be credited by the Servicer pursuant to the last sentence of Section
         3.04 and excluding the portion thereof, if any, that has been applied to the restoration or repair of the related Mortgaged Property or released to the related Mortgagor in accordance with the normal servicing procedures of the Servicer);

(v)      any amounts required to be deposited therein pursuant to Section 7.01;

(vi) the Loan Purchase Price of any Mortgage Loan repurchased by the Originator and any Substitution Amount relating to any Qualifying Substitute Mortgage Loan pursuant to Section 3.04 hereof;

provided, however, that with respect to each Collection Period, the Servicer shall be permitted to retain from payments in respect of interest on the Mortgage Loans, the Servicing Fee for such Collection Period. The foregoing requirements for deposit in the Collection Account are exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments of interest on funds in the Collection Account and payments in the nature of late payment charges, assumption fees and other incidental fees and charges relating to the Mortgage Loans need not be deposited by the Servicer in the Collection Account and may be retained by the Servicer or the applicable Servicer as additional servicing compensation. If the Servicer deposits in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Collection Account.

         (f) Funds in the Collection Account may be invested in Eligible Investments selected by and at the written direction of the Servicer, which shall mature not later than one Business Day prior to the next Deposit Date and any such Eligible Investment shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Servicer in trust for the benefit of the Indenture Trustee and the Securityholders. All income and gain realized from any Eligible Investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time, subject to Section 6.01, and shall not be part of the Trust Estate. The amount of any losses incurred in respect of any such investments shall be deposited in such Collection Account by the Servicer out of its own funds, without any right of reimbursement therefor, immediately as realized.

         Section 4.03. Withdrawals from the Collection Account. The Servicer may, from time to time, make, or cause to be made, withdrawals from the Collection Account for the following purposes:

(i) to reimburse itself for Servicing Advances made by it; such right to reimbursement pursuant to this subclause (i) is limited to amounts received on or in respect of a particular Mortgage Loan (including, for this purpose, Liquidation Proceeds and amounts representing Insurance Proceeds with respect to the property subject to the related Mortgage) it being understood, in the case of any such reimbursement, that the Servicer's or Servicer's right thereto shall be prior to the rights of the Securityholders;

(ii) to reimburse itself from Liquidation Proceeds for Liquidation Expenses and for amounts expended by it pursuant to Section 4.06 in good faith in connection with the restoration of damaged property and, to the extent that Liquidation Proceeds after such reimbursement exceed the unpaid principal balance of the related Mortgage Loan, together with accrued and unpaid interest thereon at the applicable Loan Rate less the applicable Servicing Fee Rate for such Mortgage Loan to the Due Date next succeeding the date of its receipt of such Liquidation Proceeds, to pay to itself out of such excess the amount of any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan and to retain any excess remaining thereafter as additional servicing compensation, it being understood, in the case of any such reimbursement or payment, that the Servicer's right thereto shall be prior to the rights of the Securityholders;

(iii) pay to the Depositor, the Seller or the Originator, as applicable, with respect to each Mortgage Loan or REO Property acquired in respect thereof that has been purchased pursuant to this Agreement, all amounts received thereon and not distributed on the date on which the related repurchase was effected, and to pay to the applicable Person any Servicing Advances to the extent specified in the definition of Loan Purchase Price;

(iv) subject to Section 7.01, to pay to itself income earned on the investment of funds deposited in the Collection Account;

(v) on each Servicer Remittance Date, to make payment to the Indenture Trustee for deposit into the Payment Account of the Servicer Remittance Amount for the related Payment Date;

(vi) to make payment to itself, the Indenture Trustee, the Custodian, the Administrator, the Credit Risk Manager and others pursuant to any provision of this Agreement (including Section 6.03), the Indenture or the Administration Agreement;

(vii)    to withdraw funds deposited in error in the Collection Account;

(viii)   to clear and terminate the Collection Account pursuant to Article VIII;

(ix) to reimburse a successor Servicer (solely in its capacity as successor Servicer), for any fee, expense or advance occasioned by a termination of the Servicer, and the assumption of such duties by the Indenture Trustee or a successor Servicer appointed by the Indenture Trustee pursuant to Section 7.01, in each case to the extent not reimbursed by the terminated Servicer, it being understood, in the case of any such reimbursement or payment, that the right of such successor Servicer or the Indenture Trustee to be reimbursed thereto shall be prior to the rights of the Securityholders.

         In connection with withdrawals pursuant to subclauses (i), (ii) and
(iv) above, the Servicer's, or such other Person's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan. The Servicer shall therefore keep and maintain a separate accounting for each Mortgage Loan it services for the purpose of justifying any withdrawal from the Collection Account it maintains pursuant to such subclause (i), (ii) and iv).

         On each Servicer Remittance Date the Servicer shall withdraw the Servicer Remittance Amount for the related Payment Date and remit such amount to the Indenture Trustee for deposit into the Payment Account.

         Section 4.04. Maintenance of Hazard Insurance; Property Protection Expenses. The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance naming the Servicer or its successors or assigns as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time or (ii) the combined Principal Balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan from time to time. The Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the combined Principal Balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan at the time of such foreclosure or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Servicer of related Liquidation Expenses to be incurred in connection therewith. Amounts collected by the Servicer under any such policies shall be deposited in the Collection Account. In cases in which any Mortgaged Property is located in a federally designated flood area, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance. All such flood insurance shall be in such amounts as are required under applicable guidelines of the Federal Flood Emergency Act. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans it shall (a) conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 4.04 and (b) if there shall have been a loss which would have been covered by such policy, deposit in the Collection Account without right of reimbursement, as the case may be, the amount not otherwise payable under the blanket policy because of any deductible clause.

         Section 4.05. Assumption and Modification Agreements. In any case in which a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall exercise its right to accelerate the maturity of such Mortgage Loan consistent with the then current practice of the Servicer and without regard to the inclusion of such Mortgage Loan in the Trust. If it elects not to enforce its right to accelerate or if it is prevented from doing so by applicable law, the Servicer (so long as such action conforms with the underwriting standards generally acceptable in the industry at the time for new origination) is authorized to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Credit Line Agreement and, to the extent permitted by applicable law, the Mortgagor remains liable thereon. The Servicer shall notify the Indenture Trustee that any assumption and modification agreement has been completed by delivering to the Indenture Trustee an Officer's Certificate signed by a Servicing Officer certifying that such agreement is in compliance with this
Section 4.05 and by forwarding to the Custodian the original copy of such assumption and modification agreement. Any such assumption and modification agreement shall, for all purposes, be considered a part of the related Mortgage File to the same extent as all other documents and instruments constituting a part thereof. No change in the terms of the related Credit Line Agreement may be made by the Servicer in connection with any such assumption to the extent that such change would not be permitted to be made in respect of the original Credit Line Agreement pursuant to the fourth paragraph of Section 4.01(a). Any fee collected by the Servicer for entering into any such agreement will be retained by the Servicer as additional servicing compensation.

         Section 4.06. Realization Upon Defaulted Mortgage Loans; Transfer or Repurchase of Certain Mortgage Loans.

         (a) The Servicer shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default when, in the opinion of the Servicer based upon the practices and procedures referred to in the following sentence, no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 4.02; provided, that if the Servicer has knowledge or reasonably believes that any Mortgaged Property is affected by hazardous or toxic wastes or substances or that the acquisition of such Mortgaged Property would not be commercially reasonable, then the Servicer will not cause the Trust to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. In connection with such foreclosure or other conversion, the Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities. The foregoing is subject to the proviso that the Servicer shall not incur any Liquidation Expenses or otherwise expend its own funds in connection with any foreclosure or towards the correction of any default on a related senior mortgage loan or restoration of any property unless it shall determine that such expenditure will increase Net Liquidation Proceeds.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trust.

         (b) With respect to any Mortgage Loan that is 90 days or more Delinquent, the Servicer, in its sole discretion, shall have the option to transfer the servicing of any such Mortgage Loan to a special servicer; provided that any such special servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Notes by the Rating Agencies as evidenced in writing by a letter from each Rating Agency. Upon the transfer of servicing to the special servicer, the special servicer shall thereupon assume in writing all of the rights and obligations of the Servicer hereunder arising thereafter with respect to such Mortgage Loan, and the Servicer shall have no further rights or obligations hereunder, with respect to such Mortgage Loan. The special servicer shall be entitled to the Servicing Fee and other compensation accruing after the servicing transfers to the special servicer with respect to such Mortgage Loans.

         (c) With respect to any Mortgage Loan that is 90 or more days Delinquent, the Servicer, in its sole discretion, may (but is not obligated to) purchase from the Trust any such Mortgage Loan. If it elects to make any such purchase, the Servicer shall purchase such Mortgage Loan with its own funds at a price equal to the Loan Purchase Price.

         (d) In the event the Issuing Entity acquires ownership of any REO Property in respect of any Mortgage Loan, the deed or certificate of sale shall be issued to the Issuing Entity on behalf of the Securityholders. The Servicer shall use its reasonable best efforts to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement, but in all events prior to the close of the third taxable year after its acquisition by the Issuing Entity unless the Indenture Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Issuing Entity of such REO Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" of any REMIC created under the Trust Agreement as defined in section 860F of the Code or cause any REMIC created thereunder to fail to qualify as a REMIC at any time that any Notes or Class C Certificates are Outstanding, in which case the Issuing Entity may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel and the other requirements of this Section 4.06). Pursuant to its efforts to sell such REO Property, the Servicer shall protect and conserve such REO Property for the Securityholders in such manner and to such extent as is customary in the locality where such property is located. The decision of the Servicer to foreclose, or to continue the foreclosure process, on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the related Mortgaged Property will not fail to qualify as "foreclosure property" within meaning of Section 860G(a)(8) of the Code and that the proceeds of such foreclosure would more likely than not exceed the costs and expenses of bringing such a proceeding and liquidating the REO Property expected to be obtained through such foreclosure. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Issuing Entity shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Issuing Entity in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC created under the Trust Agreement to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property, unless the Servicer has agreed to indemnify and hold harmless the Issuing Entity, the Indenture Trustee and the Trust Estate with respect to the imposition of any such taxes.

         (e) The Servicer shall deposit or cause to be deposited all funds collected and received by it in connection with the operation of any REO Property in the Collection Account.

         (f) The Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that (without limitation of any other right of reimbursement that the Servicer shall have hereunder) any such unreimbursed Servicing Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

         (g) The Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Servicer as provided above, shall be deposited in the Collection Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Indenture Trustee for deposit into the Payment Account on the next succeeding Servicer Remittance Date.

         (h) If the Servicer determines that no significant recovery is possible through foreclosure proceedings or other liquidation of the Mortgaged Property related to a Mortgage Loan for which the payments due thereon are past due, it shall charge off the related Mortgage Loan at such time as such Mortgage Loan becomes 270 days past due. Once a Mortgage Loan becomes a Charged-Off Mortgage Loan, the Servicer shall discontinue making Advances, the Servicer shall not be entitled to any additional servicing compensation, the Charged-Off Mortgage Loan will give rise to a Realized Loss, and the Servicer shall follow the procedures set forth in this paragraph. Any Charged-Off Mortgage Loans shall continue to be serviced by Servicer for the Issuing Entity using non-foreclosure collection procedures. The Servicer shall not be entitled to any Servicing Fees or reimbursement of expenses in connection with such Charged-Off Mortgage Loans except to the extent of funds available from the aggregate amount of recoveries on such Charged-Off Mortgage Loans which shall be paid to the Servicer to reimburse it for previously accrued Servicing Fees on any such Charged-Off Mortgage Loans. Any Charged-Off Mortgage Loans serviced by the Servicer using non-foreclosure collection procedures shall be so serviced until the Release Date described below. Any recoveries on such Charged-Off Mortgage Loans (net of accrued and unpaid Servicing Fees) received prior to the Release Date will be treated as Liquidation Proceeds and included in Available Funds.

         On the date (the "Release Date") which is six months after the date on which the Servicer begins servicing any Charged-Off Mortgage Loan using the non-foreclosure procedures, unless specific recoveries are anticipated by the Servicer on a particular Charged-Off Mortgage Loan (in which case the Release Date will be delayed until all such specific anticipated recoveries are received, subject to the consent of the Issuing Entity), such Charged-Off Mortgage Loan will be released from the Trust and the lien of the Indenture. Notwithstanding the previous sentence, if at any time after a Mortgage Loan has been charged off, the Servicer determines that there will not be any recoveries on such Charged-Off Mortgage Loan under any circumstances, the Servicer may release such Charged-Off Mortgage Loan to the Issuing Entity. Promptly following each Release Date with respect to any Charged-Off Mortgage Loan, the Indenture Trustee, upon receipt of a Request for Release from the Servicer, shall release to the Issuing Entity the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Servicer shall furnish to it and as shall be necessary to remove such Released Loan from the trust and any lien thereon created by the Indenture and the Indenture Trustee shall have no further responsibility with regard to such Mortgage File (it being understood that the Indenture Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose).

         Section 4.07. Indenture Trustee to Cooperate. On or before each Payment Date, the Servicer will notify the Indenture Trustee, on behalf of the Trust, of the payment in full of the Principal Balance of any Mortgage Loan during the preceding Collection Period, which notification shall be by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 4.02 have been so deposited or credited) of a Servicing Officer. Upon any such payment in full, the Servicer is authorized to execute, pursuant to the authorization contained in Section 4.01, if the assignments of Mortgage have been recorded as required hereunder, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Collection Account. If the Indenture Trustee or the Custodian is holding the Mortgage Files, from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, or in connection with the payment in full of the Principal Balance of any Mortgage Loan, the Indenture Trustee or the Custodian, as appropriate, shall, upon request of the Servicer and delivery to the Indenture Trustee and, if applicable, the Custodian of a Request for Release substantially in the form attached hereto as Exhibit C-1 or Exhibit C-2, as applicable, signed by a Servicing Officer, release the related Mortgage File to the Servicer (at the Servicer's expense) and the Indenture Trustee, on behalf of the Trust, shall execute such documents, in the forms provided by the Servicer, as shall be necessary to the prosecution of any such proceedings or the taking of other servicing actions. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Indenture Trustee or the Custodian, as appropriate, when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the trust receipt shall be released by the Indenture Trustee or the Custodian, as the case may be.

         In order to facilitate the foreclosure of the Mortgage securing any Mortgage Loan that is in default following recordation of the Assignment of Mortgage in accordance with the provisions hereof, the Indenture Trustee, on behalf of the Trust, shall, if so requested in writing by the Servicer, execute an appropriate assignment in the form provided to the Indenture Trustee, on behalf of the Trust, by the Servicer to assign such Mortgage Loan for the purpose of collection to the Servicer or to the related subservicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and, upon such assignment, the Servicer will thereupon bring all required actions in its own name and otherwise enforce the terms of the Mortgage Loan and deposit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the Collection Account. In the event that all delinquent payments due under any such Mortgage Loan are paid by the Mortgagor and any other defaults are cured, then the Servicer shall, within two Business Days, reassign such Mortgage Loan to the Indenture Trustee, on behalf of the Trust, and return the related Mortgage File to the place where it was being maintained. After such reassignment, the Servicer, if requested by such Residual Certificateholders and if offered suitable indemnification and reimbursement for expenses, is authorized to seek a deficiency judgment if permitted by law against the Mortgagor under such Liquidated Mortgage Loan on behalf of the Residual Certificateholders to the extent of any losses on liquidation of any Mortgage Loan.

         Section 4.08. Servicing Compensation; Payment of Certain Expenses by Servicer. The Servicer shall be entitled to receive the Servicing Fee pursuant to Section 4.02(c) or 4.03 as compensation for its services in connection with servicing the Mortgage Loans. Moreover, additional servicing compensation in the form of income and gain from any investment of funds in the Collection Account, late payment charges, early termination fees or other receipts not required to be deposited in the Collection Account (other than Foreclosure Profits) shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Noteholders and the Residual Certificateholders) and shall not be entitled to reimbursement therefor except as specifically provided herein. Liquidation Expenses are reimbursable to the Servicer solely from related Liquidation Proceeds of the related Mortgage Loan.

         Section 4.09. Annual Statement as to Compliance.

         (a) The Servicer will deliver to the Depositor, the Issuing Entity and the Indenture Trustee, with a copy to the Credit Enhancer, not later than February 28 of each calendar year beginning in 2007, an Officer's Certificate (an "Annual Statement of Compliance") stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement or other applicable servicing agreement has been made under such officer's supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement or other applicable servicing agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of cure provisions thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a subservicer, the Servicer shall deliver a similar Annual Statement of Compliance by that subservicer to the Indenture Trustee as described above as and when required with respect to the Servicer.

         (b) If the Servicer cannot deliver the related Annual Statement of Compliance by February 28th of such year, the Indenture Trustee, at its sole option, may permit a cure period for the Servicer to deliver such Annual Statement of Compliance, but in no event later than March 10th of such year.

         (c) Failure of the Servicer to timely comply with this Section 4.09 shall be deemed a Servicing Default, and the Indenture Trustee may, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary..

         Section 4.10. Annual Servicing Report. Assessments of Compliance and Attestation Reports. On and after January 1, 2006, the Servicer shall service and administer the Mortgage Loans in accordance with all applicable requirements of the Servicing Criteria. Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1123 of Regulation AB, the Servicer shall deliver to the Issuing Entity, the Indenture Trustee, the Depositor, the Credit Enhancer and each Rating Agency on or before February 28 of each calendar year beginning in 2007, a report regarding the Servicer's assessment of compliance (an "Assessment of Compliance") with the Servicing Criteria during the preceding calendar year. The Assessment of Compliance must be reasonably satisfactory to the Indenture Trustee, and as set forth in Regulation AB, the Assessment of Compliance must contain the following:

         (a) A statement by such officer of its responsibility for assessing compliance with the Servicing Criteria applicable to the Servicer;

         (b) A statement by such officer that such officer used the Servicing Criteria attached as Exhibit J hereto, and which will also be attached to the Assessment of Compliance, to assess compliance with the Servicing Criteria applicable to the Servicer;

         (c) An assessment by such officer of the Servicer's compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans;

         (d) A statement that a registered public accounting firm has issued an attestation report on the Servicer's Assessment of Compliance for the period consisting of the preceding calendar year; and

         (e) A statement as to which of the Servicing Criteria, if any, are not applicable to the Servicer, which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans.

         Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit J hereto which are indicated as applicable to the Servicer.

         On or before February 28 of each calendar year beginning in 2007, the Servicer shall furnish to the Issuing Entity, the Indenture Trustee, the Depositor, the Credit Enhancer and each Rating Agency a report (an "Attestation Report") by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the Servicer, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

         The Servicer shall cause any subservicer, and each subcontractor determined by the Servicer to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Issuing Entity, the Indenture Trustee, the Depositor, the Credit Enhancer and each Rating Agency an Assessment of Compliance and Attestation Report as and when provided above.

         Such Assessment of Compliance, as to any subservicer, shall at a minimum address each of the Servicing Criteria specified on Exhibit J hereto which are indicated as applicable to any "primary servicer." Notwithstanding the foregoing, as to any subcontractor, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

         If the Servicer cannot deliver any Assessment of Compliance or Attestation Report by February 28th of such year, the Indenture Trustee, at its sole option, may permit a cure period for the Servicer to deliver such Assessment of Compliance or Attestation Report, but in no event later than March 10th of such year.

         Failure of the Master Servicer to timely comply with this Section 4.10 shall be deemed a Servicing Default, and the Indenture Trustee may, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

         The Indenture Trustee shall also provide an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit J hereto which are indicated as applicable to the "indenture trustee" or "securities administrator." In addition, the Indenture Trustee shall cause the Custodian to deliver to the Indenture Trustee and the Depositor an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit J hereto which are indicated as applicable to a "custodian." Notwithstanding the foregoing, as to any Custodian, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

         Section 4.11. Reserved.

         Section 4.12. Access to Certain Documentation and Information Regarding
                       the Mortgage Loans.

         (a) The Servicer shall provide to the Indenture Trustee, any Noteholders that are federally insured savings and loan associations, the Office of Thrift Supervision, successor to the Federal Home Loan Bank Board, the FDIC and the supervisory agents and examiners of the Office of Thrift Supervision access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision and the FDIC (acting as operator of the SAIF or the BIF), such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section 4.12 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section 4.12 as a result of such obligation shall not constitute a breach of this Section 4.12.

         (b) The Servicer shall supply the Servicing Certificate required by
Section 4.17 and such other information in such form as the Indenture Trustee shall reasonably request to the Indenture Trustee and the Note Paying Agent, on or before the start of the Determination Date preceding the related Payment Date, as is required in the Indenture Trustee's reasonable judgment to enable the Note Paying Agent or the Indenture Trustee, as the case may be, to make required distributions and to furnish the required reports to the Noteholders and the Class C Certificateholders.

         (c) The Servicer shall provide to the Class C Certificateholders access to all documentation relating to the Mortgage Loans within the Servicer's possession upon reasonable request and during normal business hours at the offices of the Servicer.

         Section 4.13. Maintenance of Certain Servicing Insurance Policies. The Servicer shall maintain, at its own expense, a blanket fidelity bond (the "Fidelity Bond") and an errors and omissions insurance policy, with broad coverage with financially responsible companies on all officers, employees, or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond and errors and omissions insurance policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such Fidelity Bond shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.13 requiring the Fidelity Bond and errors and omissions insurance policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by the Federal Home Loan Mortgage Corporation in the Federal Home Loan Mortgage Corporation's Seller/Servicer's Guide. Upon request of the Indenture Trustee (who is under no duty to make such request), the Servicer shall cause to be delivered to the Indenture Trustee a certified true copy of the Fidelity Bond and errors and omissions insurance policy and a statement from the surety and the insurer that such Fidelity Bond and errors and omissions insurance policy shall in no event be terminated or materially modified without thirty days' prior written notice to the Indenture Trustee.

         Section 4.14. Information Required by the Internal Revenue Service Generally and Reports of Foreclosures and Abandonments of Mortgaged Property. The Servicer shall prepare and deliver all federal and state information reports when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code to the effect that the Servicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in 2006, the Servicer shall file reports relating to each instance occurring during the previous calendar year in which the Servicer (i) on behalf of the Trust acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J.

         Section 4.15. Reserved.

         Section 4.16. Matters Relating to MERS Loans.

         The Servicer further is authorized and empowered by the Trust and the Indenture Trustee, on behalf of the Noteholders and the Indenture Trustee, in its own name or in the name of the subservicer, when the Servicer believes it appropriate in its best judgment to register any Mortgage Loan on the MERS System, or cause the removal from the registration of any Mortgage Loan on the MERS System, to execute and deliver, on behalf of the Trust, the Indenture Trustee and the Noteholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trust and its successors and assigns.

         In connection with the sale and assignment of any MERS Mortgage Loan by the Depositor to the Issuing Entity, the Depositor agrees that it will cause, at the Depositor's expense, the MERS System to indicate that a security interest in such Mortgage Loans have been assigned by the Depositor to Issuing Entity and from the Issuing Entity to the Indenture Trustee in accordance with the Indenture for the benefit of Securityholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS System to identify the series of the Notes issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and will not permit the Seller or the Servicer to, and the Seller and the Servicer agree that they will not, alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement. If at any time pursuant to Section 2.03 or Section 2.06 the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Servicer shall either (i) cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS System the Seller (or any party indicated by the Seller) as the beneficial holder of such Mortgage Loan.

         In connection with the termination or resignation of the Servicer hereunder, either (i) the successor Servicer, including the Indenture Trustee if the Indenture Trustee is acting as successor Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the predecessor Servicer shall cooperate with the successor Servicer either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trust and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS System to the successor Servicer or (y) in causing MERS to designate on the MERS System the successor Servicer as the servicer of such Mortgage Loan.

         Section 4.17. Servicing Certificate. Not later than seven (7) Business Days prior to each Payment Date, the Servicer shall deliver to the Indenture Trustee, a certificate ( the "Servicing Certificate") in written form or in the form of computer readable media or such other form as may be agreed to by the Indenture Trustee and the Servicer, together with an Officer's Certificate to the effect that such Servicing Certificate is true and correct in all material respects, stating the related Collection Period, the Payment Date, the series number of the Notes, the date of this Agreement, and:

(i) the aggregate amount of collections received on the Mortgage Loans on or prior to the Determination Date in respect of such Collection Period;

(ii) the aggregate amount of (a) Interest Remittance Amount and (b) Principal Remittance Amount for such Collection Period;

(iii) the Principal Remittance Amount for such Payment Date, separately stating the components thereof;

(iv) any accrued and unpaid Servicing Fees for previous Collection Periods and the Servicing Fee for such Collection Period;

(v) the aggregate Principal Balance of the Group I Mortgage Loans and the Group II Mortgage Loans as of the end of the preceding Collection Period and as of the end of the second preceding Collection Period;

(vi) the aggregate amount of Additional Balances created during the previous Collection Period;

(vii) the number and aggregate Principal Balance of Mortgage Loans (A) as to which the Minimum Monthly Payment is delinquent for 30-59 days, 60-89 days, 90-119 days, 120-149 days, 150-179 days and 180 or more days respectively and (B) that have become REO, in each case as of the end of the preceding Collection Period; (C) as to which foreclosure proceedings have been commenced, and (D) in bankruptcy and delinquent as of the close of business on the last day of the calendar month preceding such Payment Date;

(viii) (A) cumulative losses as a percentage of the sum of the aggregate Principal Balance of the Initial Mortgage Loans and the Original Pre-Funded Amounts, and (B) cumulative losses as a percentage of current Pool Balance;

(ix) the book value of any real estate which is acquired by the Trust through foreclosure or grant of deed in lieu of foreclosure;

(x) the amount of any servicing advances made by the Servicer during the related Collection Period;

(xi) the amount, if any, of any Relief Act Interest Shortfalls incurred during the related Collection Period;

(xii) the number and Principal Balance of any Mortgage Loans purchased by the Originator from the Trust pursuant to Section 3.04; and

(xiii) any other information that the Indenture Trustee may require to perform its duties under the Operative Documents.

         In addition, on the Servicing Certificates delivered in each month during the Pre-Funding Period, the Servicer shall also indicate (i) the amount on deposit in the Pre-Funding Accounts as of such Payment Date and (ii) the aggregate of the Principal Balance of any Subsequent Mortgage Loans purchased during the related Collection Period.

         The Indenture Trustee shall conclusively rely upon the information contained in a Servicing Certificate for purposes of making distributions pursuant to Article V hereof and in preparing the statements required by Section 5.09, shall have no duty to recompute, recalculate, verify or inquire into such information and shall have no liability in so relying. The format and content of the Servicing Certificate may be modified by the mutual agreement of the Servicer and the Indenture Trustee. The Servicer shall give notice of any such change to the Rating Agencies.

         Section 4.18. Loan Data Remittance Report. On the seventh day before each Payment Date (the "Loan Data Remittance Date") by noon Eastern Standard time, the Servicer shall furnish a report (the "Loan Data Remittance Report") in the form attached as Exhibit E to this Agreement to the Indenture Trustee by electronic medium as agreed to by the Servicer and the Indenture Trustee.


         Section 4.19. Intention of the Parties and Interpretation. Each of the parties acknowledges and agrees that the purpose of Sections 4.09 and 4.10 of this Agreement is to facilitate compliance with the provisions of Regulation AB promulgated by the SEC under the 1934 Act (17 C.F.R. ss.ss. 229.1100 - 229.1123), as such may be amended from time to time and subject to clarification and interpretive advice as may be issued by the staff of the SEC from time to time. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties' obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with requests made by the Indenture Trustee or the Depositor for delivery of additional or different information as the Indenture Trustee or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties' obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

                                    ARTICLE V

                      DEPOSITS AND DISTRIBUTIONS TO HOLDERS

         Section 5.01. The Pre-Funding Accounts.

         (a) The Indenture Trustee shall establish and maintain with itself two separate, non-interest bearing trust accounts entitled "[_______________], as Indenture Trustee, in trust for the registered holders of [_______________], Asset-Backed Notes, Series [___]" (the "Group I Pre-Funding Account") and "[_______________], as Indenture Trustee, in trust for the registered holders of [_______________], Asset-Backed Notes, Series [___]" (the "Group II Pre-Funding Account", and together with the Group I Pre-Funding Account, the "Pre-Funding Accounts"). Each Pre-Funding Account shall be an Eligible Account.

         (b) The Depositor may cause the institution maintaining the Pre-Funding Accounts to invest any funds in the Pre-Funding Accounts in Eligible Investments which shall mature or otherwise be available not later than the Business Day next preceding the Payment Date or, with the approval of the Rating Agencies, on the Payment Date next following the date of such investment (except that any investment in an obligation of the institution with which the Pre-Funding Account is maintained may mature on or before 12:00 noon, New York time, on such Payment Date) and shall not be sold or disposed of prior to its maturity. At any time when the Indenture Trustee is maintaining the Pre-Funding Accounts, any request by the Depositor to invest funds on deposit in either Pre-Funding Account shall be in writing, shall be delivered to the Indenture Trustee at or before 10:30 a.m., New York time, if such investment is to be made on such day, and shall certify that the requested investment is an Eligible Investment which matures at or prior to the time required hereby. Any such investment shall be registered in the name of the Indenture Trustee, as trustee hereunder or in the name of its nominee, and to the extent such investments are certificated they shall be maintained in the possession of the Indenture Trustee. All income and gain realized from any such investment shall be for the benefit of the Depositor. The amount of any losses incurred in respect of the principal amount of any such investment shall be deposited in the Pre-Funding Accounts by the Depositor out of its own funds immediately as realized. Any investment earnings on the Pre-Funding Accounts shall be treated as owned by the Depositor for federal and state income tax purposes.

         (c) On the Closing Date, the Indenture Trustee (as instructed by the Depositor) will deposit into the Group I Pre-Funding Account and the Group II Pre-Funding Account from the proceeds of the sale of the Notes, on behalf of the Noteholders, the Original Group I Pre-Funded Amount and the Original Group II Pre-Funded Amount, respectively.

         (d) On each Subsequent Transfer Date, the Depositor shall instruct the Indenture Trustee to withdraw from the Pre-Funding Accounts an amount equal to 100% of the aggregate Principal Balances of the Subsequent Mortgage Loans transferred to the Trust on such Subsequent Transfer Date and pay such amount to or upon the order of the Depositor upon satisfaction of the conditions set forth in Section 2.05 of this Agreement with respect to such transfer.

         (e) If (x) the Original Pre-Funded Amounts have not been reduced to zero by the Payment Date occurring in December 2005 or (y) the Original Pre-Funded Amounts have been reduced to $10,000 or less on any Payment Date occurring during the Pre-Funding Period, in either case after giving effect to any reductions in the Original Pre-Funded Amounts on or before such Payment Date, the Depositor shall instruct the Indenture Trustee to withdraw from the Pre-Funding Accounts and deposit to the Payment Account the difference, if any, between (A) the Original Pre-Funded Amounts and (B) all amounts theretofore withdrawn from the Pre-Funding Accounts with respect to Subsequent Mortgage Loans.

         (f) The Indenture Trustee shall have not obligation to invest and reinvest any cash held in the Pre-Funding Accounts in the absence of timely and specific written investment directions from the Depositor. In no event shall the Indenture Trustee be liable for the selection of investments or for investment losses incurred thereon. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Depositor to provide timely written investment direction.

         Section 5.02. The Payment Account.

         (a) The Indenture Trustee shall establish and maintain in the name of the Securities Intermediary a separate, non-interest bearing trust account (the "Payment Account") entitled "[_______________], in trust for the benefit of the Holders of [_______________], Asset-Backed Notes, Series [___]." The Payment Account shall be an Eligible Account. If the existing Payment Account ceases to be an Eligible Account, the Indenture Trustee shall establish a new Payment Account that is an Eligible Account within 10 Business Days and transfer all funds and investment property on deposit in such existing Payment Account into such new Payment Account. The Payment Account shall relate solely to the Notes issued hereunder and funds in the Payment Account shall be held separate and apart from and shall not be commingled with any other monies including, without limitation, other monies of the Indenture Trustee held under this Agreement. The Indenture Trustee shall make withdrawals from the Payment Account only for the following purposes:

(i) to pay such amounts required to paid pursuant to Section 5.03 of this Agreement;

(ii)     to withdraw amounts deposited in the Payment Account in error; and

(iii)    to clear and terminate the Payment Account pursuant to Article VIII.

         (b) The Indenture Trustee may (but is not obligated to) invest, or cause to be invested, funds held in the Payment Account in Eligible Investments (which may be obligations of the Indenture Trustee). All such investments must be payable on demand or mature no later than three Business Days prior to the next Payment Date, and shall not be sold or disposed of prior to their maturity. All such Eligible Investments will be made in the name of the Indenture Trustee (in its capacity as such) or its nominee. The amount of any losses incurred in respect of any such investments shall be paid by the Indenture Trustee for deposit in the Payment Account out of its own funds, without any right of reimbursement therefor, immediately as realized. All income and gain realized from any such investment shall be compensation to the Indenture Trustee and shall be subject to its withdrawal on order from time to time.

         (c) The Indenture Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Trustee's economic self interest for (i) serving as an investment advisor, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain Eligible Investments, (ii) using Affiliates to effect transactions in certain Eligible Investment and (iii) effecting transactions in certain Eligible Investments. The Indenture Trustee does not guarantee the performance of any Eligible Investment.

         Section 5.03. Payments from the Payment Account.

         (a) The Indenture Trustee shall deposit into the Payment Account, without duplication, upon receipt, (i) the proceeds of any liquidation of the assets of the Issuing Entity, (ii) the Servicer Remittance Amount remitted by the Servicer together with any Substitution Amounts, and any Loan Purchase Price amounts received by the Indenture Trustee and (iii) amounts withdrawn from the Pre-Funding Accounts pursuant to Section 5.01 for deposit into the Payment Account.

         (b) On each Payment Date, from amounts on deposit in the Payment Account, net of an amount equal to any unreimubursed expenses and indemnities due and owing to the Indenture Trustee pursuant to Section 6.07 of the Indenture and payment to the Credit Risk Manager an amount equal to the Credit Risk Manager Fee for such Payment Date, the Indenture Trustee shall make the following allocations, disbursements and transfers in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

         I. To the extent of the Group I Interest Remittance Amount for such Payment Date:

(i) to the Holders of the Group I Notes, the Monthly Interest Payable Amount and the Unpaid Interest Shortfall Amount, if any, for such Class; and

(ii) concurrently, to the Holders of the Group II Notes, on a PRO RATA basis based on the entitlement of each such Class, an amount equal to the excess, if any, of (x) the amount required to be paid pursuant to
         Section 5.03(b)(II)(i) below for such Payment Date over (y) the amount actually paid pursuant to such clause from the Group II Interest Remittance Amount.

         II To the extent of the Group II Interest Remittance Amount for such Payment Date:

(i) concurrently, to the Holders of the Group II Notes, on a PRO RATA basis based on the entitlement of each such Class, the Monthly Interest Payable Amount and the Unpaid Interest Shortfall Amount, if any, for each such Class; and

(ii) to the Holders of the Group I Notes, an amount equal to the excess, if any, of (x) the amount required to be paid pursuant to Section 5.03(b)(I)(i) above for such Payment Date over (y) the amount actually paid pursuant to such clause from the Group I Interest Remittance Amount.

         III. To the extent of the Group I Interest Remittance Amount and Group II Interest Remittance Amount remaining for such Payment Date, sequentially to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class B-1 and Class B-2 Notes, in that order, in an amount equal to the Monthly Interest Payable Amount for such Payment Date and each such Class.

         IV. On each Payment Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, to the extent of the Group I Principal Payment Amount for such Payment Date:

(i) to the Holders of the Class G Certificates, an amount equal to any Additional Balance Advance Amount with respect to the Group I Mortgage Loans for such Payment Date;

(ii) to the Holders of the Group I Notes, until the Note Balance thereof has been reduced to zero; and

(iii) after taking into account the amount paid to the Holders of the Group II Notes pursuant to Section 5.03(b)(V)(i) below on such Payment Date, to the Holders of the Group II Notes (allocated among the Group II Notes as set forth in Section 5.03(c)), until the Note Balances thereof have been reduced to zero.

         V. On each Payment Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, to the extent of the Group II Principal Payment Amount for such Payment Date:

(i) to the Holders of the Class G Certificates, an amount equal to any Additional Balance Advance Amount with respect to the Group II Mortgage Loans for such Payment Date;

(ii) to the Holders of the Group II Notes (allocated among the Group II Notes as set forth in Section 5.03(c)), until the Note Balances thereof have been reduced to zero; and

(iii) after taking into account the amount paid to the Holders of the Group I Notes pursuant to Section 5.03(b)(IV)(i) above on such Payment Date, to the Holders of the Group I Notes, until the Note Balance thereof has been reduced to zero.

         VI. On each Payment Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, to the extent of the Group I Principal Payment Amount and Group II Principal Payment Amount remaining for such Payment Date, sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class B-1 and Class B-2 Notes, in that order, until the Note Balance of each such Class has been reduced to zero.

         VII. On each Payment Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, to the extent of the Group I Principal Payment Amount for such Payment Date:

(i) first, to the Holders of the Class G Certificates, an amount equal to any Additional Balance Advance Amount with respect to the Group I Mortgage Loans for such Payment Date;

(ii) second, to the Holders of the Group I Notes, the Group I Senior Principal Payment Amount until the Note Balance thereof has been reduced to zero; and

(iii) third, to the holders of the Group II Notes (allocated among the Group II Notes as set forth in Section 5.03(c)), an amount equal to the excess, if any, of (x) the amount required to be paid pursuant to
         Section 5.03(b)(VIII)(ii) below for such Payment Date over (y) the amount actually paid pursuant to Section 5.03(b)(VIII)(ii) below from the Group II Principal Payment Amount on such Payment Date.

         VIII. On each Payment Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, to the extent of the Group II Principal Payment Amount for such Payment Date:

(i) first, to the Holders of the Class G Certificates, an amount equal to any Additional Balance Advance Amount with respect to the Group II Mortgage Loans for such Payment Date;

(ii) second, to the Holders of the Group II Notes (allocated among the Group II Notes as set forth in Section 5.03(c)), the Group II Senior Principal Payment Amount until the Note Balances thereof have been reduced to zero; and

(iii) third, to the holders of the Group I Notes, an amount equal to the excess, if any, of (x) the amount required to be paid pursuant to
         Section 5.03(b)(VII)(ii) above for such Payment Date over (y) the amount actually paid pursuant to Section 5.03(b)(VII)(ii) above from the Group I Principal Payment Amount on such Payment Date.

         IX. On each Payment Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, to the extent of the Group I Principal Payment Amount and Group II Principal Payment Amount remaining for such Payment
Date:

(i) first, to the Holders of the Class M-1 Notes, the Class M-1 Principal Payment Amount for such Payment Date until the Note Balance thereof has been reduced to zero;

(ii) second, to the Holders of the Class M-2 Notes, the Class M-2 Principal Payment Amount for such Payment Date until the Note Balance thereof has been reduced to zero;

(iii) third, to the Holders of the Class M-3 Notes, the Class M-3 Principal Payment Amount for such Payment Date until the Note Balance thereof has been reduced to zero;

(iv) fourth, to the Holders of the Class M-4 Notes, the Class M-4 Principal Payment Amount for such Payment Date until the Note Balance thereof has been reduced to zero;

(v) fifth, to the Holders of the Class M-5 Notes, the Class M-5 Principal Payment Amount for such Payment Date until the Note Balance thereof has been reduced to zero;

(vi) sixth, to the Holders of the Class M-6 Notes, the Class M-6 Principal Payment Amount for such Payment Date until the Note Balance thereof has been reduced to zero;

(vii) seventh, to the Holders of the Class M-7 Notes, the Class M-7 Principal Payment Amount for such Payment Date until the Note Balance thereof has been reduced to zero;

(viii) eighth, to the Holders of the Class M-8 Notes, the Class M-8 Principal Payment Amount for such Payment Date until the Note Balance thereof has been reduced to zero;

(ix) ninth, to the Holders of the Class M-9 Notes, the Class M-9 Principal Payment Amount for such Payment Date until the Note Balance thereof has been reduced to zero;

(x) tenth, to the Holders of the Class M-10 Notes, the Class M-10 Principal Payment Amount for such Payment Date until the Note Balance thereof has been reduced to zero;

(xi) eleventh, to the Holders of the Class M-11 Notes, the Class M-11 Principal Payment Amount for such Payment Date until the Note Balance thereof has been reduced to zero;

(xii) twelfth, to the Holders of the Class B-1 Notes, the Class B-1 Principal Payment Amount for such Payment Date until the Note Balance thereof has been reduced to zero; and

(xiii) thirteenth, to the Holders of the Class B-2 Notes, the Class B-2 Principal Payment Amount for such Payment Date until the Note Balance thereof has been reduced to zero.

         X. On each Payment Date, to the extent of any Net Monthly Excess Cashflow for such Payment Date:

(i) to the Holders of the Class or Classes of Notes then entitled to receive payments in respect of principal, in an amount equal to any Extra Principal Payment Amount, payable to such Holders as part of the Group I Principal Payment Amount and/or the Group II Principal Payment Amount as described under Section 5.03(b)(IV), (V), (VII) and (VIII) above;

(ii) sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class B-1 and Class B-2 Notes, in that order, in each case, first up to the Unpaid Interest Shortfall Amount and second up to the Allocated Realized Loss Amount, for each such Class of Notes for such Payment Date;

(iii) to the Owner Trustee for distribution to the Holders of the Class G Certificates, the Allocated Realized Loss Amount for such Class and such Payment Date;

(iv) to the Net WAC Rate Carryover Reserve Account, the amount of any Net WAC Rate Carryover Amounts for such Payment Date; and

(v) to the Owner Trustee, any amounts remaining in the Payment Account for payment to the Holders of the Class C Certificates and the Class R Certificates, as set forth in Section 3.11 of the Trust Agreement.

         (c) With respect to the Group II Notes, all principal payments will be paid concurrently, to (a) the Class IIA-1a Notes, (b) the Class IIA-1b Notes and the Class IIA-4c Component 1 and (c) the Class IIA-1c, Class IIA-2c, Class IIA-3c Notes and the Class IIA-4c Component 2, on a PRO RATA basis based on the aggregate Note Balance of such Classes, until the Note Balance of each such Class has been reduced to zero. Principal payments pursuant to clause (b) of this paragraph will be paid first, concurrently, to (a) the Class IIA-1b Notes and the Class IIA-4c Component 1 (sequentially, in that order, until the Note Balance or component balance of each such class has been reduced to zero) and
(b) the Class IIA-1c, Class IIA-2c and Class IIA-3c Notes and the Class II-A4c Component 2 (sequentially, in that order, until the Note Balance or component balance of each such class has been reduced to zero), on a PRO RATA basis based on the aggregate Note Balance of such classes, until the Note Balance of each such Class has been reduced to zero. For purposes hereof, the Class IIA-4c Component 1 has an initial balance of $19,242,000 and the Class IIA-4c Component 2 has an initial balance of $16,302,000.

         (d) Following the foregoing payments, an amount equal to the amount of Subsequent Recoveries deposited into the Collection Account shall be applied to increase the Note Balance of the Note Balance of the Class of Notes with the Highest Priority up to the extent of such Realized Losses previously allocated to that Class of Notes pursuant to Section 5.06. An amount equal to the amount of any remaining Subsequent Recoveries shall be applied to increase the Note Balance of the Class of Notes with the next Highest Priority, up to the amount of such Realized Losses previously allocated to that Class of Notes pursuant to
Section 5.06. Holders of such Notes will not be entitled to any payment in respect of interest on the amount of such increases for any Accrual Period preceding the Payment Date on which such increase occurs. Any such increases shall be applied to the Note Balance of each Note of such Class in accordance with its respective Percentage Interest.

         Section 5.04. Net WAC Rate Carryover Reserve Account.

         (a) No later than the Closing Date, the Indenture Trustee shall establish and maintain with itself, a separate, non-interest bearing trust account titled, "Net WAC Rate Carryover Reserve Account, [_______________], as Indenture Trustee, in trust for the registered holders of [_______________], Asset-Backed Notes, Series [____]."

         (b) On each Payment Date as to which there is a Net WAC Rate Carryover Amount payable to the Notes, the Indenture Trustee has been directed by the Class C Certificateholders to, and therefore shall, deposit into the Net WAC Rate Carryover Reserve Account the amount of such Net WAC Rate Carryover Amount, rather than distributing such amounts to the Certificate Paying Agent for distribution to the Class C Certificateholders. On each such Payment Date, the Indenture Trustee shall hold all such amounts for the benefit of the Holders of the Notes, and shall distribute such amounts to the Holders of the Floating Rate Notes in the amounts and priorities set forth below.

         (c) For federal and state income tax purposes, the Class C Certificateholders shall be deemed to be the owners of the Net WAC Rate Carryover Reserve Account and all amounts deposited into the Net WAC Rate Carryover Reserve Account shall be treated as amounts distributed by REMIC 3 to the Holders of the Class C Interest and by REMIC 4 to the Holders of the Class C Certificates. Upon the termination of the Trust, or the payment in full of the Notes, all amounts remaining on deposit in the Net WAC Rate Carryover Reserve Account shall be released by the Indenture Trustee and distributed to the Certificate Paying Agent for distribution to the Class C Certificateholders or their designees. The Net WAC Rate Carryover Reserve Account shall be part of the Trust Estate but not part of any REMIC created pursuant to the Indenture and any payments to the Holders of the Notes of Net WAC Rate Carryover Amounts shall not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860(G)(a)(1).

         (d) By accepting a Class C Certificate, each Class C Certificateholder hereby agrees to direct the Indenture Trustee, and the Indenture Trustee hereby is directed, to deposit into the Net WAC Rate Carryover Reserve Account the amounts described above on each Payment Date as to which there is any Net WAC Rate Carryover Amount rather than distributing such amounts to the Class C Certificateholders. By accepting a Class C Certificate, each Class C Certificateholder further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance.

         (e) For federal tax return and information reporting, the right of the Holders of the Class A Notes to receive payments from the Net WAC Rate Carryover Reserve Account in respect of any Net WAC Rate Carryover Amount shall be assigned a value of zero. Further, for federal tax return and information reporting, the right of the Holders of the Subordinate Notes to receive payments from the Net WAC Rate Carryover Reserve Account in respect of any Net WAC Rate Carryover Amount may be obtained from the Indenture Trustee upon request. Such information will be provided to the Indenture Trustee by the Underwriter on or prior to the Closing Date.

         (f) All amounts on deposit in the Net WAC Carryover Reserve Account shall remain uninvested. On each Payment Date, after making the distributions of Available Funds as set forth in Section 5.03 above, the Indenture Trustee shall withdraw from the Net WAC Rate Carryover Reserve Account, to the extent of amounts remaining on deposit therein, the amount of any Net WAC Rate Carryover Amount for such Payment Date and pay such amount as follows:

                  (i) concurrently to each Class of Class A Notes, the related Net WAC Rate Carryover Amount, on a PRO RATA basis based on such respective Net WAC Rate Carryover Amounts;

                  (ii) sequentially, to the Class M-1 Notes, the Class M-2 Notes, the Class M-3 Notes. the Class M-4 Notes, the Class M-5 Notes, the Class M-6 Notes, the Class M-7 Notes, the Class M-8 Notes, the Class M-9 Notes, the Class M-10 Notes, the Class M-11 Notes, the Class B-1 Notes and the Class B-2 Notes, in that order, the related Net WAC Carryover Amount for such Class for such Payment Date.

         Section 5.05. The Reserve Account.

         (a) The Indenture Trustee shall establish and maintain in the name of the Securities Intermediary a separate, non-interest bearing trust account (the "Reserve Account") entitled "Reserve Account, [_______________], as Indenture Trustee, in trust for the benefit of the Holders of [_______________], Asset-Backed Notes, Series [____]." The Reserve Account shall be an Eligible Account.

         (b) If the existing Reserve Account ceases to be an Eligible Account, the Indenture Trustee shall establish a new Reserve Account that is an Eligible Account within 10 Business Days and transfer all funds and investment property on deposit in such existing Reserve Account into such new Reserve Account. The Reserve Account shall relate solely to the Securities and funds therein shall be held separate and apart from and shall not be commingled with any other monies including, without limitation, other monies of the Indenture Trustee held under this Agreement. The Indenture Trustee shall make withdrawals from the Reserve Account only for the following purposes:

                  (i) to pay such amounts in respect of Additional Balance Advance Amounts pursuant to Section 2.01(b) of this Agreement;

                  (ii) to pay such amounts required to paid pursuant to Section
         3.11 of the Trust Agreement; and

                  (iii) to withdraw amounts deposited in the Reserve Account in error.

         (c) The Indenture Trustee may (but is not obligated to) invest, or cause to be invested, funds held in the Reserve Account in Eligible Investments (which may be obligations of the Indenture Trustee). All such investments must be payable on demand or mature no later than one Business Day prior to the next Payment Date, and shall not be sold or disposed of prior to their maturity. All such Eligible Investments will be made in the name of the Indenture Trustee (in its capacity as such) or its nominee. The amount of any losses incurred in respect of any such investments shall be paid by the Indenture Trustee for deposit in the Reserve Account out of its own funds, without any right of reimbursement therefor, immediately as realized. All income and gain realized from any such investment shall be compensation to the Indenture Trustee and shall be subject to its withdrawal on order from time to time.

         Section 5.06. Allocation of Realized Losses, Relief Act Interest
                       Shortfalls.

         (a) On or before each Determination Date, the Servicer shall determine as to each Mortgage Loan and REO Property the total amount of Realized Losses, if any, incurred during the related Collection Period. The information described in the preceding sentence that is to be supplied by the Servicer shall be evidenced by an Officers' Certificate delivered to the Indenture Trustee by the Servicer on the Loan Data Remittance Date immediately following the end of the Collection Period during which any such Realized Loss was incurred. On each Payment Date the Indenture Trustee shall calculate (i) the amount by which the Interest Remittance Amount for such Payment Date exceeds the sum of the Monthly Interest Payable Amounts due on each Class of Notes for such Payment Date (such excess, the "Excess Interest" for such Payment Date) and (ii) the amount, if any, by which the total amount of Realized Losses for the related Determination Date as supplied by the Servicer exceeded the Excess Interest for such Payment Date (such amount the "Excess Losses" for such Payment Date).

         (b) On each Payment Date the Indenture Trustee shall allocate an amount equal to the product of (i) the Excess Losses for such Payment Date and (ii) a fraction, the numerator of which is the Certificate Principal Balance of the Class G Certificates and the denominator of which is the sum of aggregate Note Balance of the Notes and the Certificate Principal Balance of the Class G Certificates, to reduce the aggregate Certificate Principal Balance of the Class G Certificates until such Certificate Principal Balance is zero. If on any Payment Date (i) the Excess Losses for such Payment Date minus that amount allocated to the Class G Certificates pursuant to the previous sentence exceeds
(ii) the Overcollateralized Amount for such Payment Date after all payments pursuant to Section 5.02 have been made (such excess the "Undercollateralized Amount") the Indenture Trustee shall allocate such Undercollateralized Amount in the following order: first, to reduce the Note Balance of the Class B-2 Notes, until the Note Balance of such Class has been reduced to zero, second, to reduce the Note Balance of the Class B-1 Notes, until the Note Balance of such Class has been reduced to zero, third, to reduce the Note Balance of the Class M-11 Notes, until the Note Balance of such Class has been reduced to zero, fourth, to reduce the Note Balance of the Class M-10 Notes, until the Note Balance of such Class has been reduced to zero, fifth, to reduce the Note Balance of the Class M-9 Notes, until the Note Balance of such Class has been reduced to zero, sixth, to reduce the Note Balance of the Class M-8 Notes, until the Note Balance of such Class has been reduced to zero, seventh, to reduce the Note Balance of the Class M-7 Notes, until the Note Balance of such Class has been reduced to zero, eighth, to reduce the Note Balance of the Class M-6 Notes, until the Note Balance of such Class has been reduced to zero, ninth, to reduce the Note Balance of the Class M-5 Notes, until the Note Balance of such Class has been reduced to zero, tenth, to reduce the Note Balance of the Class M-4 Notes, until the Note Balance of such Class has been reduced to zero, eleventh, to reduce the Note Balance of the Class M-3 Notes, until the Note Balance of such Class has been reduced to zero, twelfth, to reduce the Note Balance of the Class M-2 Notes, until the Note Balance of such Class has been reduced to zero and thirteenth, to reduce the Note Balance of the Class M-1 Notes, until the Note Balance of such Class has been reduced to zero. All references in this clause
(b) to the Note Balance of any Class of Notes or the Certificate Principal Balance of the Class G Certificates shall be to the Note Balance and Certificate Principal Balance following payments made on the relevant Payment Date but before reduction thereof pursuant to this Section 5.06.

         (c) On each Payment Date, Relief Act Interest Shortfalls incurred during the related Collection Period with respect to the Mortgage Loans shall be allocated in the following order of priority: first, to reduce the Monthly Interest Payable Amount otherwise due to the Class C Certificates until zero, and thereafter, to reduce the Monthly Interest Payable Amounts with respect to each class of Notes on a PRO RATA basis based on the respective amounts of interest accrued on such notes for such Payment Date.

         Section 5.07. The Certificate Account.

         (a) The Indenture Trustee, for the benefit of the Certificateholders, shall establish and maintain in the name of the Owner Trustee on behalf of the Certificateholders an account (the "Certificate Account") entitled "Certificate Account, [_____________], as Owner Trustee, in trust for the holders of [_____________] Residual Certificates."

         (b) On each Payment Date, the Indenture Trustee shall withdraw from the Payment Account all amounts required to be deposited in the Certificate Account pursuant to Sections 5.03(X)(iii) and (vi) and remit such amount to the Owner Trustee or the Administrator for deposit into the Certificate Account. On each Payment Date, the Indenture Trustee shall distribute all amounts on deposit in the Certificate Account to the Certificateholders in respect of the Residual Certificates as provided in the Trust Agreement. On the Payment Date on which the Note Balance is reduced to zero, the Indenture Trustee shall distribute all amounts remaining on deposit in the Certificate Account to the Certificateholders in respect of the Residual Certificates in order to clear and terminate the Certificate Account in connection with the termination of this Agreement.

         (c) All distributions made on the Residual Certificates shall be made by wire transfer of immediately available funds to the account of such Certificateholders. The final distribution on the Residual Certificates will be made in like manner, but only upon presentment and surrender of such Residual Certificates at the location specified in the notice to the Certificateholders of such final distribution.

         (d) The Indenture Trustee may (but is under no obligation to) invest, or cause to be invested, funds held in the Certificate Account in Eligible Investments (which may be obligations of the Indenture Trustee). All such investments must be payable on demand or mature no later than one Business Day prior to the next Payment Date, and shall not be sold or disposed of prior to their maturity. All such Eligible Investments will be made in the name of the Indenture Trustee (in its capacity as such) or its nominee. The amount of any losses incurred in respect of any such investments shall be paid by the Indenture Trustee for deposit in the Certificate Account out of its own funds, without any right of reimbursement therefore, immediately as realized. All income and gain realized from any such investment shall be compensation to the Indenture Trustee and shall be subject to its withdrawal on order from time to time.

         Section 5.08. Control of the Trust Accounts.

         (a) The Depositor, the Issuing Entity and the Indenture Trustee hereby appoint Deutsche Bank National Trust Company as Securities Intermediary with respect to the Trust Accounts, and the Issuing Entity has, pursuant to the Indenture, granted to the Indenture Trustee, for the benefit of the Securityholders, a security interest to secure all amounts due Securityholders hereunder in and to the Trust Accounts and the Security Entitlements to all Financial Assets credited to the Trust Accounts, including without limitation all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to the Trust Accounts and all proceeds thereof. Amounts held from time to time in the Trust Accounts will continue to be held by the Securities Intermediary for the benefit of the Indenture Trustee, as collateral agent, for the benefit of the Securityholders. Upon the termination of the Trust or the discharge of the Indenture, the Indenture Trustee shall inform the Securities Intermediary of such termination. By acceptance of their Securities or interests therein, the Securityholders shall be deemed to have appointed Deutsche Bank National Trust Company as Securities Intermediary and Deutsche Bank National Trust Company hereby accepts such appointment as Securities Intermediary.

         (b) With respect to the Trust Account Property credited to the Trust Accounts, the Securities Intermediary agrees that:

(i) with respect to any Trust Account Property that is held in deposit accounts, each such deposit account shall be subject to the exclusive custody and control of the Securities Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;

(ii) the sole assets permitted in the Trust Accounts shall be those as the Securities Intermediary agrees to treat as Financial Assets; and

(iii) any such Trust Account Property that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Securities Intermediary or other eligible institution maintaining any Trust Account in accordance with the Securities Intermediary's customary procedures such that the Securities Intermediary or such other institution establishes a Security Entitlement in favor of the Indenture Trustee with respect thereto over which the Securities Intermediary or such other institution has Control;

         (c) The Securities Intermediary hereby confirms that (A) each Trust Account is an account to which Financial Assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Indenture Trustee, as collateral agent, as entitled to exercise the rights that comprise any Financial Asset credited to any Trust Account, (B) all Trust Account Property in respect of any Trust Account will be promptly credited by the Securities Intermediary to such account, and (C) all securities or other property underlying any Financial Assets credited to any Trust Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case (x) will any Financial Asset credited to any Trust Account be registered in the name of the Depositor or the Issuing Entity, payable to the order of the Depositor or the Issuing Entity or specially endorsed to the Depositor or the Issuing Entity;

         (d) The Securities Intermediary hereby agrees that each item of property (whether investment property, Financial Asset, security, instrument or cash) credited to any Trust Account shall be treated as a Financial Asset;

         (e) If at any time the Securities Intermediary shall receive an Entitlement Order from the Indenture Trustee directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Depositor, the Issuing Entity or any other Person. If at any time the Indenture Trustee notifies the Securities Intermediary in writing that the Issuing Entity has been terminated or the Indenture discharged in accordance herewith and with the Trust Agreement or the Indenture, as applicable, and the security interest granted pursuant to the Indenture has been released, then thereafter if the Securities Intermediary shall receive any order from the Depositor or the Issuing Entity directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Indenture Trustee or any other Person;

         (f) In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Trust Account or any Financial Asset credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee. The Financial Assets credited to the Trust Accounts will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person other than the Indenture Trustee (except that the Securities Intermediary may set-off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Trust Accounts and (ii) the face amount of any checks which have been credited to any Trust Account but are subsequently returned unpaid because of uncollected or insufficient funds);

         (g) There are no other agreements (other than the Operative Agreements) entered into between the Securities Intermediary in such capacity and the Depositor or the Issuing Entity with respect to any Trust Account. In the event of any conflict between this Agreement (or any provision of this Agreement) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

         (h) The rights and powers granted under the Indenture and herein to the Indenture Trustee have been granted in order to perfect its security interest in the Trust Accounts and the Security Entitlements to the Financial Assets credited thereto, and are powers coupled with an interest and will neither be affected by the bankruptcy of the Depositor or the Issuing Entity nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the security interest of the Indenture Trustee in the Trust Accounts, and in such Security Entitlements, has been terminated pursuant to the terms of this Agreement and the Indenture Trustee or the Issuing Entity, as applicable, has notified the Securities Intermediary of such termination in writing; and

         (i) Notwithstanding anything else contained herein, the Depositor and the Issuing Entity agree that the Trust Accounts will be established only with the Securities Intermediary or another institution meeting the requirements of this Section 5.08, which by acceptance of its appointment as Securities Intermediary agrees substantially as follows: (1) it will comply with Entitlement Orders related to the Trust Accounts issued by the Indenture Trustee, as collateral agent, without further consent by the Depositor or the Issuing Entity as collateral agent, without further consent by the Depositor;
(2) until termination of the Issuing Entity or discharge of the Indenture, it will not enter into any other agreement related to such accounts pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Indenture Trustee, as collateral agent with respect to the Trust Accounts; and
(3) all assets delivered or credited to it in connection with such accounts and all investments thereof will be promptly credited to the applicable account.

         (j) Notwithstanding the foregoing, the Issuing Entity shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee and the Servicer to make withdrawals and distributions from the Trust Accounts for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

         (k) Each of the Depositor and the Issuing Entity agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, any financing statements under the UCC or this Agreement) as may be necessary to perfect the interests created by this Section
5.08 in favor of the Issuing Entity and the Indenture Trustee and otherwise fully to effectuate the purposes, terms and conditions of this Section 5.08. The Depositor shall:

(i) promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Issuing Entity's and the Indenture Trustee's security interest in the Trust Account Property; and

(ii) make the necessary filings of financing statements or amendments thereto within five days after the occurrence of any of the following:
         (1) any change in its corporate name or any trade name or its jurisdiction of organization; (2) any change in the location of its chief executive office or principal place of business; and (3) any merger or consolidation or other change in its identity or corporate structure and promptly notify the Issuing Entity and the Indenture Trustee of any such filings.

(iii) Neither the Depositor nor the Issuing Entity shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and mediate transferee, including the Indenture Trustee. Before effecting such change, each of the Depositor or the Issuing Entity proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Indenture Trustee, in the Trust Account Property. In connection with the transactions contemplated by the Operative Agreements relating to the Trust Account Property, each of the Depositor and the Issuing Entity authorizes its immediate or mediate transferee, including the Indenture Trustee (who shall be under no obligation to make such filings), to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this Section 5.08.

         None of the Securities Intermediary or any director, officer, employee or agent of the Securities Intermediary shall be under any liability to the Indenture Trustee or the Securityholders for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Securities Intermediary against any liability to the Indenture Trustee or the Securityholders which would otherwise be imposed by reason of the Securities Intermediary's willful misconduct, bad faith or negligence in the performance of its obligations or duties hereunder. The Securities Intermediary and any director, officer, employee or agent of the Securities Intermediary may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Securities Intermediary shall be under no duty to inquire into or investigate the validity, accuracy or content of such document. The Issuing Entity shall indemnify the Securities Intermediary for and hold it harmless against any loss, liability or expense arising out of or in connection with this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability, except in those cases where the Securities Intermediary has been guilty of bad faith, negligence or willful misconduct. The foregoing indemnification shall survive any termination of this Agreement or the resignation or removal of the Securities Intermediary.

         Section 5.09. Reports of Indenture Trustee to Securityholders.

         (a) On each Payment Date, the Indenture Trustee shall provide to each Securityholder or shall make available via the Indenture Trustee's internet website, a report setting forth the following information (on the basis of Mortgage Loan level information obtained from the Servicers):

(i)      the amount being paid to the Notes of each Class;

(ii)     the amount of interest included in such payment and the applicable Note
         Rate;

(iii) the amount, if any, of any Unpaid Interest Shortfall Amount included in such payment (and the amount of interest thereon);

(iv) the amount, if any, of the remaining Unpaid Interest Shortfall Amount after giving effect to such payment;

(v)      the amount, if any, of principal included in such payment;

(vi)     the Servicing Fee for such Payment Date;

(vii)    the related Note Balance, after giving effect to such payment;

(viii) the aggregate Principal Balance as of the end of the preceding Collection Period;

(ix) the Weighted Average Net Mortgage Rate for the related Collection Period and the Weighted Average Net Mortgage Rate for the aggregate of the Stated Principal Balance of (A) all of the Mortgage Loans and (B) the Adjustable Rate Mortgage Loans, for the following Collection Period;

(x) (A) cumulative losses as a percentage of the sum of the aggregate Principal Balance of the Initial Mortgage Loans and the Original Pre-Funded Amounts and (B) cumulative losses as a percentage of current Pool Balance;

(xi) the book value of any real estate which is acquired by the Issuing Entity through foreclosure or grant of deed in lieu of foreclosure;

(xii)    whether an Event of Servicer Termination has occurred;

(xiii) the amount, if any, of Additional Balances created during the related Collection Period;

(xiv) the amount, if any, of the Additional Balance Advance Amount for such Payment Date;

(xv)     the Overcollateralization Target Amount;

(xvi) the Overcollateralized Amount, after giving effect to payments on such Payment Date;

(xvii) the Overcollateralization Deficiency Amount, after giving effect to payments on such Payment Date;

(xviii) the amount of any Servicing Advances made by the Servicer during the related Collection Period;

(xix) the amount, if any, of interest shortfalls relating to prepayments during the related Collection Period;

(xx)     the Certificate Principal Balance of each Class of Residual
         Certificates;

(xxi)    the amount distributable, if any, to each Class of Residual
         Certificates;

(xxii) the applicable record dates, accrual periods, determination dates for calculating distributions and general distribution dates;

(xxiii)  the total cash flows received and the general sources thereof;

(xxiv) the related amount of the Servicing Fees paid to or retained by the Master Servicer for the related Due Period;

(xxv) the amount of any Net Swap Payment payable to the Derivative Administrator, any Net Swap Payment payable to the Swap Provider, any Swap Termination Payment payable to the Derivative Administrator and any Swap Termination Payment payable to the Swap Provider;

(xxvi) the Interest Carry Forward Amount and any Basis Risk Shortfall Carry Forward Amount for each Class of Certificates;

(xxvii) the Certificate Principal Balance or Certificate Notional Amount, as applicable, of each Class after giving effect (i) to all distributions allocable to principal on such Distribution Date and (ii) the allocation of any Applied Realized Loss Amounts for such Distribution Date;

(xxviii) the number and Stated Principal Balance of the Mortgage Loans in each Loan Group in respect of which (A) one Scheduled Payment is Delinquent,
         (B) two Scheduled Payments are Delinquent, (C) three or more Scheduled Payments are Delinquent and (D) foreclosure proceedings have been commenced, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date and separately identifying such information for the (1) first lien Mortgage Loans, (2) second lien Mortgage Loans, and (3) Adjustable Rate Mortgage Loans, in each such Loan Group; provided, however, that such information will not be provided on the statements relating to the first Payment Date;
(xxix) the amount of Advances included in the distribution on such Distribution Date (including the general purpose of such Advances), the aggregate amount of unreimbursed Advances at the close of business on the Distribution Date, and the general source of funds for reimbursements;

(xxx)    the cumulative amount of Applied Realized Loss Amounts to date;

(xxxi) if applicable, material modifications, extensions or waivers to Mortgage Loan terms, fees, penalties or payments during the preceding calendar month or that have become material over time;

(xxxii) with respect to any Mortgage Loan that was liquidated during the preceding calendar month, the loan number and Stated Principal Balance of, and Realized Loss on, such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date;

(xxxiii) the total number and principal balance of any real estate owned or REO
         Properties as of the close of business on the Determination Date preceding such Distribution Date;

(xxxiv) the three month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the Mortgage Loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO Properties, and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans in each case as of the close of business on the last day of the calendar month preceding such Distribution Date and separately identifying such information for the (1) first lien Mortgage Loans, and (2) Adjustable Rate Mortgage Loans;

(xxxv) the Realized Losses during the related Prepayment Period and the cumulative Realized Losses through the end of the preceding month;

(xxxvi)  whether a Trigger Event exists;

(xxxvii) updated pool composition data including the following with respect to each Loan Group: average loan balance, weighted average mortgage rate, weighted average loan-to-value ratio at origination, weighted average FICO at origination weighted average remaining term; and [NOTE - Item 1121(a)(8) requires updated pool composition information, the foregoing is a suggestion of what to provide]

(xxxviii) information about any additions of, substitutions for or removal of any Mortgage Loans from the Trust Fund, and any changes in the underwriting, acquisition or selection criteria as to any Mortgage Loans added to the Trust Fund.

         In the case of information furnished pursuant to subclauses (i) and
(ii) above, the amounts shall (except in the case of the report delivered to the holder of the Residual Certificates) be expressed as a dollar amount per $1,000 of original principal amount of Notes.

         The Indenture Trustee will make such statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Noteholders, Certificateholders, the Credit Risk Manager and the Rating Agencies via the Indenture Trustee's internet website. The Indenture Trustee's internet website shall initially be located at "https://www.tss.db.com/invr". Assistance in using the website can be obtained by calling the Indenture Trustee's customer service desk at (800) 735-7777. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Indenture Trustee shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes. As a condition to access to the Indenture Trustee's internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee will not be liable for the dissemination of information in accordance with this Agreement. The Indenture Trustee shall also be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing the statement required hereunder and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party thereto).

         The foregoing information and reports shall be prepared and determined by the Indenture Trustee based solely on Mortgage Loan data provided to the Indenture Trustee by the Servicer (in a format agreed to by the Indenture Trustee and the Servicer), no later than 12:00 p.m. (noon) New York Time on the Determination Date. In preparing or furnishing the foregoing information to the Indenture Trustee shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Property that has been provided to the Indenture Trustee by the Servicer, and the Indenture Trustee shall not be obligated to verify, recompute, reconcile or recalculate any such information or data. The Indenture Trustee shall be entitled to conclusively rely on the Mortgage Loan data provided by the Servicer and shall have no liability for any errors in such Mortgage Loan data.

         (b) Upon the reasonable advance written request of any Securityholder that is a savings and loan, bank or insurance company, which request, if received by the Indenture Trustee, the Indenture Trustee shall provide, or cause to be provided (or, to the extent that such information or documentation is not required to be provided by the Servicer, shall use reasonable efforts to obtain such information and documentation from the Servicer, and provide), to such Securityholder such reports and access to information and documentation regarding the Mortgage Loans as such Securityholder may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Securities; PROVIDED, HOWEVER, that the Indenture Trustee shall be entitled to be reimbursed by such Securityholder for the Indenture Trustee's actual expenses incurred in providing such reports and access.

         (c) Within 90 days, or such shorter period as may be required by statute or regulation, after the end of each calendar year, the Indenture Trustee shall have prepared and shall make available to each Person who at any time during the calendar year was a Securityholder of record, and make available to Note Owners (identified as such by the Clearing Agency) in accordance with applicable regulations, a report summarizing the items provided to the Securityholders pursuant to Section 5.09(a)(i) and (ii) on an annual basis as may be required to enable such Holders to prepare their federal income tax returns; PROVIDED, HOWEVER, that this Section 5.09(c) shall not be applicable where relevant reports or summaries are required elsewhere in this Agreement. Such information shall include the amount of original issue discount accrued on each Class of Securities. The Servicer shall provide the Indenture Trustee with such information as is necessary for the Indenture Trustee to prepare such reports.

         (d) The Indenture Trustee shall furnish any other information that is required by the Code and regulations thereunder to be made available to Securityholders. The Servicer shall provide the Indenture Trustee with such information as is necessary for the Indenture Trustee to prepare such reports (and the Indenture Trustee may rely solely upon such information).

                                   ARTICLE VI

                         THE SERVICER AND THE DEPOSITOR

         Section 6.01. Liability of the Servicer and the Depositor. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor.

         Section 6.02. Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. Any corporation into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any corporation succeeding to the business of the Servicer, shall be the successor of the Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 6.03. Limitation on Liability of the Servicer and Others. Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust or the Noteholders or Residual Certificateholders for any action taken or for refraining from the taking of any action by the Servicer in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any breach of representations and warranties made herein, or against any specific liability imposed on the Servicer for a breach of its servicing under this Agreement or against liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Servicer or by reason of reckless disregard of obligations and duties of the Servicer hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director or officer or employee or agent of the Servicer shall be entitled to be indemnified by the Issuing Entity, in accordance with Section 4.03 hereof and shall be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Notes, other than any loss, liability or expense related to any specific Mortgage Loan (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence, breach of representations and warranties made herein, or against any specific liability imposed on the Servicer for a breach of its servicing under this Agreement or against in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to duties to service the Mortgage Loans in accordance with this Agreement, and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Noteholders and Residual Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuing Entity and the Servicer shall be entitled to be reimbursed therefor pursuant to Section 4.03. The Servicer's right to indemnity or reimbursement pursuant to this Section 6.03 shall survive any resignation or termination of the Servicer pursuant to Section
6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

         The Credit Risk Manager and any director, officer, employee or agent of the Credit Risk Manager shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Credit Risk Manager, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of its appointment as Credit Risk Manager or its performance of its duties as such) incurred in connection with any claim or legal action or any pending or threatened claim or legal action relating to this Agreement, the Credit Risk Management Agreement or the Certificates, other than any loss, liability or expense (i) resulting from a breach of the Servicer's obligations and duties under the this Agreement or the Credit Risk Management Agreement for which the Credit Risk Manager will be indemnified by the Servicer under the Credit Risk Management Agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties under the Credit Risk Manager Agreement or by reason of reckless disregard of obligations and duties thereunder. Any payment to the Credit Risk Manager pursuant to this
Section 6.03 shall be prior to any distributions to the Certificateholders.

         Section 6.04. Servicer Not to Resign. Subject to the provisions of
Section 6.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: (a) the Servicer has proposed a successor servicer to the Indenture Trustee in writing and such proposed successor servicer is reasonably acceptable to the Depositor and the Indenture Trustee; and (b) each Rating Agency shall have delivered a letter to the Indenture Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the qualification, reduction or withdrawal of the then current rating of the Notes; provided, however, that no such resignation by the Servicer shall become effective until the Indenture Trustee or successor servicer designated by the Servicer as provided above shall have assumed the Servicer's responsibilities and obligations hereunder or the Indenture Trustee shall have designated a successor servicer in accordance with
Section 7.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 6.06, 7.01 and
7.02 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee. The Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Noteholder or Residual Certificateholder for any amounts paid by the Servicer pursuant to any provision of this Agreement.

         Section 6.05. Delegation of Duties. In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, or any subservicer referred to in Section 4.01, who agrees to conduct such duties in accordance with standards comparable to those with which the Servicer complies pursuant to Section 4.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.

         Section 6.06. Indemnification of the Trust by the Servicer. The Servicer shall indemnify and hold harmless the Depositor, the Seller, the Trust, the Owner Trustee and the Indenture Trustee from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Servicer's activities or omissions in servicing or administering the Mortgage Loans that are not in accordance with this Agreement or breach of representations and warranties made herein, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and expenses and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim. The Issuing Entity shall pay the expenses and provide the protections and indemnities to the Indenture Trustee provided for in Section 6.07 of the Indenture, it being intended that, wherever in such Section 6.07 reference is made "to the extent provided in the Sale and Servicing Agreement," this Agreement so provides. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The provisions of this Section 6.06 shall survive termination of this Agreement.

         Section 6.07. Limitation on Liability of the Depositor. None of the directors or officers or employees or agents of the Depositor shall be under any liability to the Trust, the Owner Trustee or the Indenture Trustee, the Noteholders or the Residual Certificateholders, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and the issuance of the Notes; provided, however, that this provision shall not protect any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith, negligence or breach of representations and warranties made herein, or against any specific liability imposed on such Person in the performance of the duties hereunder. The Depositor shall not be under any liability to the Trust, the Owner Trustee or the Indenture Trustee or the Noteholders or the Residual Certificateholders for any action taken or for refraining from the taking of any action in its capacity as Depositor pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision shall not protect the Depositor against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder. The Depositor and any director or officer or employee or agent of the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         Section 6.08. The Credit Risk Manager. For and on behalf of the Depositor, the Credit Risk Manager will provide reports and recommendations concerning certain delinquent and defaulted Mortgage Loans. Such reports and recommendations will be based upon information provided to the Credit Risk Manager pursuant to the Credit Risk Management Agreement, and the Credit Risk Manager shall look solely to the Servicer for all information and data (including loss and delinquency information and data) relating to the servicing of the Mortgage Loans. Upon any termination of the Credit Risk Manager or the appointment of a successor Credit Risk Manager, the Indenture Trustee, if it has been notified in writing of such termination or appointment, shall give written notice thereof to the Servicer and the Depositor.

         If the Holders of Notes evidencing more than 66 2/3% of the Note Balance of the Notes request in writing to the Indenture Trustee to terminate the Credit Risk Manager under this Agreement, the Credit Risk Manager shall be removed pursuant to this Section 6.08. Upon receipt of such notice, the Indenture Trustee shall provide written notice to the Credit Risk Manager of its removal, which shall be effective upon receipt of such notice by the Credit Risk Manager.

                                   ARTICLE VII

                         EVENTS OF SERVICER TERMINATION

         Section 7.01. Events of Servicing Termination. If any one of the following events ("Events of Servicing Termination") shall occur and be continuing:

(i) Any failure by the Servicer to deposit in the Collection Account or Payment Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the Holders of Notes evidencing more than 25% of the Note Balance of the Notes; or

(ii) Failure on the part of the Servicer duly to observe or perform any covenants or agreements of the Servicer set forth in the Notes or in this Agreement, which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the Holders of Notes evidencing more than 25% of the Principal Balance of the Notes;

(iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(iv) The consent by the Servicer to the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as an Event of Servicing Termination shall not have been remedied by the Servicer, either the Indenture Trustee or the Holders of Notes evidencing more than 50% of the outstanding Note Balance of the Notes by notice then given in writing to the Servicer (and to the Indenture Trustee if given by the Holders of Notes) may terminate all of the rights and obligations of the Servicer as servicer under this Agreement. Any such notice to the Servicer shall also be given to each Rating Agency and the Class C Certificateholders. The Indenture Trustee shall not be deemed to have notice of an Event of Servicing Termination unless a Responsible Officer of the Indenture Trustee has actual knowledge, or has received written notice thereof. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee pursuant to and under this Section 7.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer and the Seller, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee for the administration by it of all cash amounts that shall at the time be held by the Servicer to be deposited by it in the Collection Account, or that have been deposited by the Servicer in the Collection Account or thereafter received by the Servicer with respect to the Mortgage Loans. All reasonable costs and expenses (including attorneys' fees and expenses) incurred in connection with amending this Agreement to reflect such succession as Servicer pursuant to this Section 7.01 shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Indenture Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses. If such costs and expenses are not paid by the predecessor or initial Servicer, as applicable, such costs shall be paid out of the Trust Estate.

         Notwithstanding the foregoing, a delay in or failure of performance under Section 7.01(i) for a period of one Business Day or under Section 7.01(ii) for a period of thirty (30) days, shall not constitute an Event of Servicing Termination if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an event of FORCE MAJEURE, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes or floods. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Indenture Trustee, the Depositor and the Noteholders and Residual Certificateholders with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Indenture Trustee in writing of any Events of Servicing Termination.

         Section 7.02. Indenture Trustee to Act; Appointment of Successor.

         (a) On and after the time the Servicer receives a notice of termination pursuant to Section 7.01 or resigns pursuant to Section 6.04, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and shall use the same degree of care and skill as is required of the Servicer under this Agreement; provided, however, if the Indenture Trustee becomes the Servicer hereunder, it shall have no responsibility or obligation (i) of repurchase or substitution with respect to any Mortgage Loan, (ii) with respect to any representation or warranty of the Servicer, and (iii) for any liabilities, act or omission of either a predecessor or successor Servicer other than the Indenture Trustee. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. In addition, the Indenture Trustee will be entitled to compensation with respect to its expenses in connection with conversion of certain information, documents and record keeping, as provided in Section 6.07 of the Indenture. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor Servicer, or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee may appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer with all licenses and permits required to perform its obligations under this Agreement and having a net worth of not less than $15,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided that that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Notes by the Rating Agencies. Pending appointment of a successor to the Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to not more than the compensation which the Servicer would otherwise have received pursuant to Section 4.08. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         (b) Any successor, including the Indenture Trustee, to the Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Mortgage Loans for the benefit of the Noteholders and the Residual Certificateholders and (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section
4.13. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer (including, without limitation, any deductible under an Insurance Policy pursuant to Section 4.04), nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein.

         Section 7.03. Notification to Noteholders and Residual Certificateholders. Upon the occurrence of any Event of Servicing Termination of which a Responsible Officer of the Indenture Trustee has actual knowledge or written notice (or any event that with the lapse of time would become an Event of Servicing Termination unless cured), the Indenture Trustee shall promptly notify the Owner Trustee in writing. Upon any termination or appointment of a successor to the Servicer pursuant to this Article VII or Section 4.04, the Indenture Trustee shall give prompt written notice thereof to the Noteholders, Residual Certificateholders (at their respective addresses appearing in the Note Register and in the Certificate Register) and each Rating Agency.

         Section 7.04. Additional Remedies of Indenture Trustee Upon Event of Servicer Termination. During the continuance of any Event of Servicer Termination, so long as such Event of Servicer Termination shall not have been remedied, the Indenture Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Securityholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Servicer Termination.

         Section 7.05. Waiver of Defaults. The Majority Securityholders may, on behalf of all Securityholders, waive any default or Event of Servicer Termination by the Servicer in the performance of its obligations hereunder, except that a default in the making of any required deposit to the Payment Account or the Certificate Account that would result in a failure of the Indenture Trustee to make any required payment of principal of or interest on the Securities may only be waived with the consent of 100% of the affected Securityholders. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Servicer Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

         Section 7.06. Directions by Securityholders and Duties of Indenture Trustee During Event of Servicer Termination. During the continuance of any Event of Servicer Termination, the Majority Securityholders may direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any Issuing Entity or power conferred upon the Indenture Trustee, under this Agreement; PROVIDED, HOWEVER, that the Indenture Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Servicer or any successor Servicer from its rights and duties as Servicer hereunder) at the request, order or direction of the Majority Securityholders, unless such Majority Securityholders shall have offered to the Indenture Trustee security or indemnity satisfactory to it against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, the Indenture Trustee shall have the right to decline to follow any such direction if the Indenture Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Indenture Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction.

         Section 7.07. Action Upon Certain Failures of the Servicer and Upon Event of Servicer Termination. In the event that a Responsible Officer of the Indenture Trustee shall have actual knowledge or written notice of any action or inaction of the Servicer that would become an Event of Servicer Termination upon the Servicer's failure to remedy the same after notice, the Indenture Trustee shall give notice thereof to the Servicer.

         Section 7.08. Preparation of Reports.

         (a) Within 10 days after each Payment Date, the Indenture Trustee shall, in accordance with industry standards customary for securities similar to the Securities as required by the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the "Commission"), file with the Commission via the Electronic Data Gathering and Retrieval System (EDGAR), a Form 8-K with a copy of the statement to the Securityholders for such Payment Date as an exhibit thereto. Prior to January 30, 2006, the Indenture Trustee shall, in accordance with industry standards applicable to the Securities, file a Form 15 Suspension Notification with respect to the Issuing Entity, if applicable. Prior to March 31, 2006, the Indenture Trustee shall file (but will not execute) a Form 10-K, in substance conforming to industry standards applicable to the Securities, with respect to the Issuing Entity. The Form 10-K shall include the certification in the form set forth in Exhibit G required pursuant to Rule 13a-14 under the Securities and Exchange Act of 1934, as amended (the "Form 10-K Certification") signed by an appropriate party or parties designated by the Depositor (which Form 10-K Certification the Indenture Trustee shall not be required to sign). The Indenture Trustee shall prepare such Form 10-K and provide the Depositor with such Form 10-K not later than March 20th of each year in which a Form 10-K shall be filed. Following its receipt thereof, the Depositor shall execute such Form 10-K and provide the original of such Form 10-K to the Indenture Trustee not later than March 25th (or, if the applicable March 25th is not a Business Day, the next succeeding Business Day) of each year; provided, however, that if the filing of such Form 10-K shall be required to occur on a date earlier than March 30th of each year as may be required by the Exchange Act and the Rules and Regulations of the Securities and Exchange Commission, then the time periods for preparation and execution of such Form 10-K set forth in this sentence shall be adjusted accordingly. Such Form 10-K when filed shall include as exhibits the Servicer's annual statement of compliance described under Section 4.09 and the accountant's report described under Section 4.10 in each case to the extent they have been timely delivered to the Indenture Trustee.

         (b) The Indenture Trustee shall have no liability for any delay in filing the Form 10-K due to the failure of such party to timely sign the Form 10-K or Form 10-K Certification. The Depositor hereby grants to the Indenture Trustee a limited power of attorney to execute and file each such document on behalf of the Depositor (other than the Form 10-K and the related Form 10-K Certification). To the extent any certifications pursuant to Rule 13a-14 under the Securities and Exchange Act of 1934, as amended, or any similar certifications which may be required to be filed with any Form 8-K, the Depositor shall designate the appropriate party to sign such certification (which shall not be the Indenture Trustee). Such power of attorney shall continue until either the earlier of (i) receipt by the Indenture Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Issuing Entity. The Depositor agrees to promptly furnish to the Indenture Trustee, from time to time upon request, such further information, reports, and financial statements within its control related to this Agreement and the Mortgage Loans as the Depositor reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Indenture Trustee shall have no responsibility to file any items other than those specified in this
Section 7.08.

         (c) If so requested, the Indenture Trustee shall sign a certification (in the form attached hereto as Exhibit I for the benefit of the Person(s) signing the Form 10-K Certification regarding certain aspects of such Form 10-K Certification (PROVIDED, HOWEVER, that the Indenture Trustee shall not be required to undertake an analysis of, and shall have no responsibility for, any financial information, accountant's report, certification or other matter contained therein, except for computations performed by the Indenture Trustee and reflected in distribution reports prepared by it. Nothing in this Section 7.08(c) shall relieve the Indenture Trustee of its responsibility for the matters as to which it is certifying in the form attached hereto as Exhibit I.

         (d) Each person (including their officers or directors) that signs any Form 10-K Certification shall be entitled to indemnification from the Trust Estate for any liability or expense incurred by it in connection with such certification, other than any liability or expense attributable to such Person's own bad faith, negligence or willful misconduct. The provisions of this subsection shall survive any termination of this Agreement and the resignation or removal of such Person.

         (e) If the Form 10-K is signed by the Depositor pursuant to Section 7.07(a) of this Agreement then not later than March 15 of the calendar year in which the Form 10-K is filed (or, if such day is not a Business Day, the preceding Business Day), the Servicer shall deliver a certification in the form attached hereto as Exhibit H.

                                  ARTICLE VIII

                                   TERMINATION

         Section 8.01. Termination. The respective obligations and responsibilities of the Servicer, the Depositor, the Issuing Entity and the Indenture Trustee created hereby (other than obligations expressly stated to survive the termination of the Trust) shall terminate on the date (the "Termination Date") which is the earlier to occur of:

(i) the day after the day on which the Securities are paid in full (including payment pursuant to Section 8.02 below);

(ii) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust (including, without limitation, the disposition of the Mortgage Loans pursuant to Section 5.04 of the Indenture) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and

(iii) the date that is 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

         Section 8.02. Termination Prior to Final Scheduled Payment Date; and
                       Optional Redemption.

         (a) The Servicer (in such capacity, the "Optional Redemption Holder") shall have the right to redeem the Notes on any Optional Redemption Date. If the Optional Redemption Holder elects to exercise its right it shall notify the Issuing Entity, the Servicer and the Indenture Trustee no later than thirty-five
(35) days prior to the Payment Date on which the redemption is to take place. The Indenture Trustee, on behalf of the Trust, shall make the transfer the assets of the Trust Estate on such Payment Date and provided that the Redemption Price for the Notes has been deposited with it on or prior to such Payment Date.

         (b) The Optional Redemption Holder, at its expense, shall prepare and deliver to the Indenture Trustee, on behalf of the Trust, for execution, at the time the related Mortgage Loans are to be released to the Optional Redemption Holder, appropriate documents assigning each such Mortgage Loan from the Indenture Trustee to the Optional Redemption Holder and shall promptly record such assignments.

         Section 8.03. Additional Requirements.

         (a) In the event that the Notes are redeemed pursuant to Section 8.02, each REMIC elected under the Indenture shall be terminated in accordance with the following additional requirements, unless the Indenture Trustee shall have been furnished with an Opinion of Counsel to the effect that the failure of to comply with the requirements of this Section will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in
Section 860F of the Code or (ii) cause any REMIC constituting part of the Trust to fail to qualify as a REMIC at any time that any Notes or Certificates are outstanding:

(i) Within 90 days prior to the final Payment Date, the Optional Redemption Holder shall adopt and the Indenture Trustee shall sign a plan of complete liquidation of each REMIC created under the Indenture meeting the requirements of a "Qualified Liquidation" under Section 860F of the Code and any regulations thereunder (as evidenced by an Opinion of Counsel, which shall be at the expense of the Optional Redemption Holder); and

(ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Payment Date, the Indenture Trustee shall distribute the proceeds of such sale to the Noteholders and Certificateholders in complete liquidation of the Trust Estate and the REMICs then in existence.

         (b) By their acceptance of Notes, the Holders thereof hereby agree to appoint the Indenture Trustee as their attorney in fact to: adopt such a plan of complete liquidation (and the Noteholders hereby appoint the Indenture Trustee as their attorney in fact to sign such plan) as appropriate.

         Section 8.04. Certain Notices upon Final Payment. The Servicer or the Administrator, as applicable, shall give the Issuing Entity, the Indenture Trustee, each Rating Agency, each Securityholder and the Depositor at least 30 days' prior written notice of the date on which the Issuing Entity is expected to terminate in accordance with Section 8.01, or the date on which the Securities will be redeemed in accordance with Section 8.02. Not later than the fifth Business Day in the Collection Period in which the final distribution in respect to the Securities is payable to the Securityholders, the Indenture Trustee shall mail to the Securityholders a notice specifying the procedures with respect to such final distribution. The Indenture Trustee shall give a copy of such notice to each Rating Agency at the time such notice is given to Securityholders. Following the final distribution thereon, such Securities shall become void, no longer outstanding and no longer evidence any right or interest in the Mortgage Loans, the Mortgage Files or any proceeds of the foregoing.

         Section 8.05. Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Securityholders, and their respective successors and permitted assigns. No other Person will have any right or obligation hereunder.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

         Section 9.01. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 9.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

         Section 9.03. Amendment.

         (a) This Agreement may be amended from time to time by the Depositor, the Issuing Entity, the Servicer and the Indenture Trustee, without notice to or the consent of any of the Holders of the Notes, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Securities, the Issuing Entity or this Agreement in any Prospectus or Offering Document, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or in any other Operative Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or
(iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code, ERISA and their related regulations. No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel (which shall be an expense of the party requesting such amendment and shall not be an expense of the Trust), adversely affect the tax status of the REMICs created by the Indenture, nor shall such amendment adversely affect in any material respect the interests of any Holder. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Indenture Trustee may require an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph. Any such amendment shall be deemed not to adversely affect in any material respect any Holder and the opinion to such effect will not be required to be given, if the Indenture Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Notes.

         (b) This Agreement may also be amended from time to time by the Depositor, the Issuing Entity, the Servicer and the Indenture Trustee with the consent of the Holders of not less than 66-2/3% of the Note Balance of each Class of Note and of the Holder of the Residual Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; PROVIDED, HOWEVER, that no such amendment shall be made unless the Indenture Trustee receives an Opinion of Counsel, at the expense of the party requesting the change (but at no expense to the Indenture Trustee), that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Class of Notes, without the consent of the Noteholders of such Class or (ii) reduce the aforesaid percentages of Note Balance of Notes, the Holders of which are required to consent to any such amendment unless the Indenture Trustee receives the consent of the Holders of 100% of the Note Balance of the Notes. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of Book-Entry Notes, the related Note Owners.

         (c) Promptly after the execution of any such amendment, the Indenture Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and to each Rating Agency.

         (d) It shall not be necessary for the consent of Holders under this
Section 9.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

         Section 9.04. Acts of Securityholders. Except as otherwise specifically provided herein, whenever Securityholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Securityholders if the Majority Securityholders agree to take such action or give such consent or approval.

         Section 9.05. Recordation of Agreement. To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor on direction and at the expense of Holders of not less than 66-2/3% of the Note Balance of each Class of Notes and of the Holder of the Residual Certificates requesting such recordation, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Securityholders, or is necessary for the administration or servicing of the Mortgage Loans.

         Section 9.06. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

         Section 9.07. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by (a) in the case of the Depositor, Financial Asset Securities Corp., 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: Legal, (b) in the case of the Indenture Trustee or the Paying Agent, at its Corporate Trust Office, (c) in the case of the Servicer, [_____________], Attention: General Servicing Manager (telcopy number: [_____________]) with a copy to [_____________],[_____________], Attention: General Counsel and Executive Vice President of the National Loan Administration, (telecopy number:
([_____________]), (d) in the case of the Issuing Entity, c/o [_____________],[_____________],[_____________],[_____________], or as to each party such other address as may hereafter be furnished by such party to the other parties in writing. Any notice required or permitted to be mailed to a Holder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the applicable register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

         Section 9.08. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Securities or the rights of the Holders thereof.

         Section 9.09. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

         Section 9.10. Headings Not To Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

         Section 9.11. Benefits of Agreement. Nothing in this Agreement or in the Securities, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Securities, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

         Section 9.12. Special Notices to the Rating Agencies.

         (a) The Seller shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

(i)      any amendment to this Agreement pursuant to Section 9.03; and

(ii)     the making of a final payment hereunder.

         All notices to the Rating Agencies provided for by this Section 9.12 shall be in writing and sent by first class mail, telecopy or overnight courier, as follows: (i) if to Fitch: Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention: Residential Mortgages, Fax no.: (212) 558-2403, (ii) if to Moody's: Moody's Investors Service, Inc., 99 Church Street, New York, New York 10004, Attention: Residential Mortgages, Fax no.: (212) 553-4392, (iii) if to S&P: Standard & Poors Ratings Service, a divisionof The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attention:
Residential Mortgages, Fax no.: (212) 438-2661, and (iv) if to DBRS: Dominion Bond Rating Services, Inc. 55 Broadway, 15th Floor, New York, New York 10006.

         (b) The Servicer shall make available to the Rating Agencies each report prepared pursuant to Section 4.09.

         Section 9.13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

         Section 9.14. Execution by the Issuing Entity. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuing Entity, in the exercise of the powers and authority conferred and vested in it as trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuing Entity, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Agreement or any other document.

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

                                    [___________________] 2005-[___]

                                    By: [_______________], not in its
                                        individual capacity but solely as Owner
                                        Trustee

                                    By:
                                        ---------------------------------------
                                    Name:
                                    Title:

                                    FINANCIAL ASSET SECURITIES CORP.,
                                    as Depositor

                                    By:
                                        ---------------------------------------
                                    Name:
                                    Title:


                                    [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                    as Indenture Trustee

                                    By:
                                        ---------------------------------------
                                    Name:
                                    Title:

                                    By:
                                        ---------------------------------------
                                    Name:
                                    Title:

                                    [GREENPOINT MORTGAGE FUNDING, INC.,
                                    as Originator

                                    By:
                                        ---------------------------------------
                                    Name:
                                    Title:


                                    [GMAC MORTGAGE CORPORATION,
                                    as Servicer

                                    By:
                                        ---------------------------------------
                                    Name:
                                    Title:


                                    [GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as Seller

                                    By:
                                        ---------------------------------------
                                    Name:
                                    Title:

                                     ANNEX A

         "Accountant": A person engaged in the practice of accounting that (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

         "Accrual Period": With respect to the Class A Notes, the Mezzanine Notes and the Class B Notes and each Payment Date, the period commencing on the preceding Payment Date (or in the case of the first such Accrual Period, commencing on the Closing Date) and ending on the day preceding the current Payment Date. With respect to the Class C Certificates and each Payment Date, the calendar month prior to the month of such Payment Date.

         "Act":  The meaning specified in Section 12.03(a) of the Indenture.

         "Actual Knowledge": With respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee responsible for administering the Trust hereunder, or under the Operative Agreements, who has actual knowledge of an action taken or an action not taken with regard to the Trust. Actions taken or actions not taken of which the Owner Trustee should have had knowledge, or has constructive knowledge, do not meet the definition of Actual Knowledge hereunder. With respect to the Administrator, any Responsible Officer of the Administrator who has actual knowledge of an action taken or an action not taken with regard to the Trust. Actions taken or actions not taken of which the Administrator should have had knowledge, or has constructive knowledge, do not meet the definition of Actual Knowledge hereunder.

         "Additional Balance": With respect to the Mortgage Loans and any date of determination, the aggregate amount of all Draws conveyed to the Issuing Entity with respect to such Mortgage Pool pursuant to Section 2.01.

         "Additional Balance Advance Amount": As to any Payment Date the sum of
(a) the excess, if any, of (i) the aggregate principal amount of all Additional Balances in respect of the Mortgage Loans created during the Collection Period relating to such Payment Date over (ii) Group I Principal Remittance Amount and the Group II Principal Remittance Amount relating to such Payment Date, and (b) the Additional Balance Advance Amounts remaining unreimbursed to the Holder of the Class G Certificates pursuant to Section 5.03(b)(IV)(i), Section 5.03(b)(V)(i), Section 5.03(b)(VII)(i) and Section 5.03(b)(VIII)(i) of this Agreement from the prior Payment Date.

         "Adjusted Net Maximum Loan Rate": With respect to any Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the applicable Maximum Rate for such Mortgage Loan as of the first day of the month preceding the month in which the related Payment Date occurs minus the Servicing Fee Rate.

         "Adjusted Net Mortgage Rate": With respect to any Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the applicable Loan Rate for such Mortgage Loan as of the first day of the month preceding the month in which the related Payment Date occurs minus the Servicing Fee Rate.

         "Administration Agreement": The Administration Agreement dated as of September 30, 2005 among the Issuing Entity, the Administrator and the Depositor, as may be amended or supplemented from time to time.

         "Administrator": Greenwich Capital Financial Products, Inc., or any successor in interest thereto, in its capacity as Administrator under the Administration Agreement.

         "Advance Notice": A notice to the Class G Certificateholder substantially in the form of Exhibit D.

         "Adverse REMIC Event": As defined in Section 11.04(f) of the Indenture.

         "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Allocated Realized Loss Amount": With respect to any Payment Date and any Class of Mezzanine Notes, Class B Notes or Class G Certificates, the sum of
(i) any Realized Losses allocated to such Class of Notes or Certificates on such Payment Date and (ii) the amount of any Allocated Realized Loss Amounts for such Class of Notes or Certificates remaining unpaid from the previous Payment Date and reduced by the amount of any Subsequent Recoveries added to the Note Balance of such Class of Notes.

         "Anniversary Year": The one-year period beginning on the Closing Date and ending on the first anniversary thereof, and each subsequent one-year period beginning on the day after the end of the preceding Anniversary Year and ending on the next succeeding anniversary of the Closing Date.

         "Appraised Value": With respect to any Mortgage Loan, the amount set forth in an appraisal made in connection with the origination of such Mortgage Loan as the value of the related Mortgaged Property.

         "Assignment of Mortgage": An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the assignment of the Mortgage to the Indenture Trustee for the benefit of the Noteholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law; PROVIDED, HOWEVER, that neither the Issuing Entity nor the Indenture Trustee shall be responsible for determining whether any such assignment is in recordable form.

         "Authorized Officer": With respect to the Depositor, any Person who may execute an Officer's Certificate on behalf of the Depositor. With respect to the Issuing Entity, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuing Entity and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President, Assistant Vice President, Trust Officer or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuing Entity and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         "Available Funds": With respect to any Payment Date, the sum of the following amounts with respect to the Mortgage Loans, net of amounts reimbursable therefrom to the Servicer, the Indenture Trustee or the Owner
Trustee: (i) the aggregate amount of monthly payments on the Monthly Payments due on the related Due Date and received by the Servicer by the Determination Date, after deduction of the Indenture Trustee Fee for such Payment Date, the Servicing Fee for such Payment Date and the Credit Risk Manager Fee for such Payment Date, and any accrued and unpaid Indenture Trustee Fees and Servicing Fees in respect of any prior Payment Dates, (ii) certain unscheduled payments in respect of the Mortgage Loans, including prepayments, Insurance Proceeds, Net Liquidation Proceeds, Subsequent Recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related Collection Period and (iii) at the end of the Funding Period, any excess amounts transferred from the Pre-Funding Accounts, exclusive of any investment income thereon.

         "Bank": Wilmington Trust Company, in its individual capacity and not as Owner Trustee under this Agreement.

         "Bankruptcy": As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of the Bankruptcy Code or any other similar federal or state laws.

         "Bankruptcy Code": The United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended. -- ----

         "Base Rate": For any Payment Date and the Class A Notes, the Mezzanine Notes and the Class B Notes, the sum of (i) LIBOR plus (ii) the related Note Margin.

         "Book-Entry Notes": Beneficial interests in Notes designated as "Book Entry Notes" in the Indenture, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in
Section 2.10 of the Indenture; provided, that after the occurrence of a condition whereupon Book-Entry Notes become Definitive Notes that are to be issued to Note Owners, such Book Entry Notes shall no longer be "Book Entry Notes."

         "Business Day": Any day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Indenture Trustee is located, or the States of New York or Delaware are authorized or obligated by law or executive order to be closed, or (iii) with respect to any Servicer Remittance Date or any Servicer reporting date, the States specified in the definition of "Business Day" in the related Servicing Agreement, are authorized or obligated by law or executive order to be closed.

         "Certificate Account": The account maintained by the Administrator pursuant to Section 5.07.

         "Certificate of Trust": The certificate of trust of the Issuing Entity substantially in the form of Exhibit C to the Trust Agreement.

         "Certificate Paying Agent": Initially, the Indenture Trustee, in its capacity as Certificate Paying Agent, or any successor to the Indenture Trustee in such capacity.

         "Certificate Principal Balance": With respect to the Class G Certificates and any Payment Date, the Additional Balance Advance Amount for such Payment Date. With respect to the Class C Certificates as of any date of determination, an amount equal to the excess, if any, of (A) the then aggregate Uncertificated Principal Balance of the REMIC 2 Regular Interests over (B) the then aggregate Note Balance of the Class A Notes, the Mezzanine Notes and the Class B Notes then outstanding.

         "Certificate Register": The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for the registration of the Residual Certificates and of transfers and exchanges of such Residual Certificates.

         "Certificate Registrar": Initially, Deutsche Bank National Trust Company, in its capacity as Certificate Registrar, or any successor.

         "Certificateholder": The Person in whose name a Residual Certificate is registered in the Certificate Register.

         "Charged-Off Mortgage Loan": Means any Mortgage Loan with a Principal Balance that has been written down on the Servicer's servicing system in accordance with Section 4.06(h) hereof.

         "Class": All Notes and Certificates bearing the same class designation.

         "Class A Note": Any Note designated as a "Class A Note" on the face thereof, substantially in the form of Exhibit A to the Indenture.

         "Class B Note": Any Note designated as a "Class B Note" on the face thereof, substantially in the form of Exhibit A to the Indenture.

         "Class B-1 Principal Payment Amount": The excess of (x) the sum of (i) the aggregate Note Balance of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Payment Amount on such Payment Date), (iii) the Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Payment Amount on such Payment Date), (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Payment Amount on such Payment Date), (v) the Note Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Payment Amount on such Payment Date), (vi) the Note Balance of the Class M-5 Notes (after taking into account the payment of the Class M-5 Principal Payment Amount on such Payment Date), (vii) the Note Balance of the Class M-6 Notes (after taking into account the payment of the Class M-6 Principal Payment Amount on such Payment Date), (viii) the Note Balance of the Class M-7 Notes (after taking into account the payment of the Class M-7 Principal Payment Amount on such Payment Date), (ix) the Note Balance of the Class M-8 Notes (after taking into account the payment of the Class M-8 Principal Payment Amount on such Payment Date), (x) the Note Balance of the Class M-9 Notes (after taking into account the payment of the Class M-9 Principal Payment Amount on such Payment Date), (xi) the Note Balance of the Class M-10 Notes (after taking into account the payment of the Class M-10 Principal Payment Amount on such Payment Date), (xii) the Note Balance of the Class M-11 Notes (after taking into account the payment of the Class M-11 Principal Payment Amount on such Payment Date) and (xiii) the Note Balance of the Class B-1 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) 98.00% and (ii) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) and (B) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) minus the Overcollateralization Floor.

         "Class B-2 Principal Payment Amount": The excess of (x) the sum of (i) the aggregate Note Balance of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Payment Amount on such Payment Date), (iii) the Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Payment Amount on such Payment Date), (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Payment Amount on such Payment Date), (v) the Note Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Payment Amount on such Payment Date), (vi) the Note Balance of the Class M-5 Notes (after taking into account the payment of the Class M-5 Principal Payment Amount on such Payment Date), (vii) the Note Balance of the Class M-6 Notes (after taking into account the payment of the Class M-6 Principal Payment Amount on such Payment Date), (viii) the Note Balance of the Class M-7 Notes (after taking into account the payment of the Class M-7 Principal Payment Amount on such Payment Date), (ix) the Note Balance of the Class M-8 Notes (after taking into account the payment of the Class M-8 Principal Payment Amount on such Payment Date), (x) the Note Balance of the Class M-9 Notes (after taking into account the payment of the Class M-9 Principal Payment Amount on such Payment Date), (xi) the Note Balance of the Class M-10 Notes (after taking into account the payment of the Class M-10 Principal Payment Amount on such Payment Date), (xii) the Note Balance of the Class M-11 Notes (after taking into account the payment of the Class M-11 Principal Payment Amount on such Payment Date), (xiii) the Note Balance of the Class B-1 Notes (after taking into account the payment of the Class B-1 Principal Payment Amount on such Payment Date) and (xiv) the Note Balance of the Class B-2 Notes immediately prior to such Payment Date over (y) the lesser of
(A) the product of (i) 99.00% and (ii) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) and (B) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) minus the Overcollateralization Floor.

         "Class C Certificate": A Residual Certificate, substantially in the form of Exhibit A-1 to the Trust Agreement.

         "Class C Interest": An uncertificated interest evidencing a Regular Interest in REMIC 3 for purposes of the REMIC Provisions.

         "Class G Certificate": A Residual Certificate, substantially in the form of Exhibit A-2 to the Trust Agreement.

         "Class M Note": Any Note designated as a "Class M Note" on the face thereof, substantially in the form of Exhibit A to the Indenture.

         "Class M-1 Principal Payment Amount": The excess of (x) the sum of (i) the aggregate Note Balance of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date) and (ii) the Note Balance of the Class M-1 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) 61.40% and (ii) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) and (B) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) minus the Overcollateralization Floor.

         "Class M-2 Principal Payment Amount": The excess of (x) the sum of (i) the aggregate Note Balance of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Payment Amount on such Payment Date) and (iii) the Note Balance of the Class M-2 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) 68.20% and (ii) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) and (B) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) minus the Overcollateralization Floor.

         "Class M-3 Principal Payment Amount": The excess of (x) the sum of (i) the aggregate Note Balance of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Payment Amount on such Payment Date), (iii) the Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Payment Amount on such Payment Date) and (iv) the Note Balance of the Class M-3 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) 72.50% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period and (B) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period minus the Overcollateralization Floor.

         "Class M-4 Principal Payment Amount": The excess of (x) the sum of (i) the aggregate Note Balance of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Payment Amount on such Payment Date), (iii) the Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Payment Amount on such Payment Date), (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Payment Amount on such Payment Date) and (v) the Note Balance of the Class M-4 Notes immediately prior to such Payment Date over (y) the lesser of
(A) the product of (i) 76.90% and (ii) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) and (B) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) minus the Overcollateralization Floor.

          "Class M-5 Principal Payment Amount": The excess of (x) the sum of (i) the aggregate Note Balance of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Payment Amount on such Payment Date), (iii) the Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Payment Amount on such Payment Date), (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Payment Amount on such Payment Date), (v) the Note Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Payment Amount on such Payment Date) and (vi) the Note Balance of the Class M-5 Notes immediately prior to such Payment Date over (y) the lesser of
(A) the product of (i) 80.10% and (ii) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) and (B) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) minus the Overcollateralization Floor.

          "Class M-6 Principal Payment Amount": The excess of (x) the sum of (i) the aggregate Note Balance of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Payment Amount on such Payment Date), (iii) the Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Payment Amount on such Payment Date), (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Payment Amount on such Payment Date), (v) the Note Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Payment Amount on such Payment Date), (vi) the Note Balance of the Class M-5 Notes (after taking into account the payment of the Class M-5 Principal Payment Amount on such Payment Date) and (vii) the Note Balance of the Class M-6 Notes immediately prior to such Payment Date over (y) the lesser of
(A) the product of (i) 83.30% and (ii) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) and (B) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) minus the Overcollateralization Floor.

          "Class M-7 Principal Payment Amount": The excess of (x) the sum of (i) the aggregate Note Balance of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Payment Amount on such Payment Date), (iii) the Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Payment Amount on such Payment Date), (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Payment Amount on such Payment Date), (v) the Note Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Payment Amount on such Payment Date), (vi) the Note Balance of the Class M-5 Notes (after taking into account the payment of the Class M-5 Principal Payment Amount on such Payment Date), (vii) the Note Balance of the Class M-6 Notes (after taking into account the payment of the Class M-6 Principal Payment Amount on such Payment Date) and (viii) the Note Balance of the Class M-7 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) 86.60% and (ii) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) and (B) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) minus the Overcollateralization Floor.

          "Class M-8 Principal Payment Amount": The excess of (x) the sum of (i) the aggregate Note Balance of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Payment Amount on such Payment Date), (iii) the Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Payment Amount on such Payment Date), (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Payment Amount on such Payment Date), (v) the Note Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Payment Amount on such Payment Date), (vi) the Note Balance of the Class M-5 Notes (after taking into account the payment of the Class M-5 Principal Payment Amount on such Payment Date), (vii) the Note Balance of the Class M-6 Notes (after taking into account the payment of the Class M-6 Principal Payment Amount on such Payment Date), (viii) the Note Balance of the Class M-7 Notes (after taking into account the payment of the Class M-7 Principal Payment Amount on such Payment Date) and (ix) the Note Balance of the Class M-8 Notes immediately prior to such Payment Date over (y) the lesser of
(A) the product of (i) 89.20% and (ii) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) and (B) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) minus the Overcollateralization Floor.

         "Class M-9 Principal Payment Amount": The excess of (x) the sum of (i) the aggregate Note Balance of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Payment Amount on such Payment Date), (iii) the Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Payment Amount on such Payment Date), (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Payment Amount on such Payment Date), (v) the Note Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Payment Amount on such Payment Date), (vi) the Note Balance of the Class M-5 Notes (after taking into account the payment of the Class M-5 Principal Payment Amount on such Payment Date), (vii) the Note Balance of the Class M-6 Notes (after taking into account the payment of the Class M-6 Principal Payment Amount on such Payment Date), (viii) the Note Balance of the Class M-7 Notes (after taking into account the payment of the Class M-7 Principal Payment Amount on such Payment Date), (ix) the Note Balance of the Class M-8 Notes (after taking into account the payment of the Class M-8 Principal Payment Amount on such Payment Date) and (x) the Note Balance of the Class M-9 Notes immediately prior to such Payment Date over (y) the lesser of
(A) the product of (i) 91.40% and (ii) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) and (B) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) minus the Overcollateralization Floor.

          "Class M-10 Principal Payment Amount": The excess of (x) the sum of
(i) the aggregate Note Balance of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Payment Amount on such Payment Date), (iii) the Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Payment Amount on such Payment Date), (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Payment Amount on such Payment Date), (v) the Note Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Payment Amount on such Payment Date), (vi) the Note Balance of the Class M-5 Notes (after taking into account the payment of the Class M-5 Principal Payment Amount on such Payment Date), (vii) the Note Balance of the Class M-6 Notes (after taking into account the payment of the Class M-6 Principal Payment Amount on such Payment Date), (viii) the Note Balance of the Class M-7 Notes (after taking into account the payment of the Class M-7 Principal Payment Amount on such Payment Date), (ix) the Note Balance of the Class M-8 Notes (after taking into account the payment of the Class M-8 Principal Payment Amount on such Payment Date), (x) the Note Balance of the Class M-9 Notes (after taking into account the payment of the Class M-9 Principal Payment Amount on such Payment Date) and (xi) the Note Balance of the Class M-10 Notes immediately prior to such Payment Date over (y) the lesser of
(A) the product of (i) 93.90% and (ii) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) and (B) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) minus the Overcollateralization Floor.

         "Class M-11 Principal Payment Amount": The excess of (x) the sum of (i) the aggregate Note Balance of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Payment Amount on such Payment Date), (iii) the Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Payment Amount on such Payment Date), (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Payment Amount on such Payment Date), (v) the Note Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Payment Amount on such Payment Date), (vi) the Note Balance of the Class M-5 Notes (after taking into account the payment of the Class M-5 Principal Payment Amount on such Payment Date), (vii) the Note Balance of the Class M-6 Notes (after taking into account the payment of the Class M-6 Principal Payment Amount on such Payment Date), (viii) the Note Balance of the Class M-7 Notes (after taking into account the payment of the Class M-7 Principal Payment Amount on such Payment Date), (ix) the Note Balance of the Class M-8 Notes (after taking into account the payment of the Class M-8 Principal Payment Amount on such Payment Date), (x) the Note Balance of the Class M-9 Notes (after taking into account the payment of the Class M-9 Principal Payment Amount on such Payment Date), (xi) the Note Balance of the Class M-10 Notes (after taking into account the payment of the Class M-10 Principal Payment Amount on such Payment Date) and (xii) the Note Balance of the Class M-11 Notes immediately prior to such Payment Date over (y) the lesser of
(A) the product of (i) 95.30% and (ii) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) and (B) the excess of (1) aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) minus the Overcollateralization Floor.

         "Class R Certificate": A Class R Certificate, substantially in the form of Exhibit A-3 to the Trust Agreement.

         "Class R-X Certificate": A Class R-X Certificate, substantially in the form of Exhibit A-4 to the Trust Agreement.

         "Class R-1 Interest":  The uncertificated Residual Interest in REMIC 1.

         "Class R-2 Interest":  The uncertificated Residual Interest in REMIC 2.

         "Class R-3 Interest":  The uncertificated Residual Interest in REMIC 3.

         "Class R-4 Interest":  The uncertificated Residual Interest in REMIC 4.

         "Clearing Agency": An organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act, as amended. As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

         "Clearing Agency Participant": A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date": September 30, 2005.

         "Code": The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto.

         "Collateral": As defined in the Granting Clause of the Indenture.

         "Collection Account": A separate account established and maintained by the Servicer pursuant to Section 4.02(b).

         "Collection Period": With respect to any Payment Date and Mortgage Loan, the period commencing on the 16th day of the calendar month preceding the month in which such Payment Date occurs and ending on the 15th day of the calendar month in which such Payment Date occurs.

         "Combined Loan-to-Value Ratio" or "CLTV": With respect to any Mortgage Loan as of any date, the percentage equivalent of a fraction, the numerator of which is the sum of (A) the Credit Limit and (B) the outstanding Principal Balance as of the date of application for the credit line (or as of any subsequent date, if any, as of which such outstanding principal balance may be determined in connection with an increase in the Credit Limit for such Mortgage
Loan) of any mortgage loan or mortgage loans that are senior in priority to such Mortgage Loan and which are secured by the same Mortgaged Property, and the denominator of which is (I) the Appraised Value of the related Mortgaged Property as set forth in the related Mortgage File as of the date of the appraisal or on such subsequent date, if any, or (II) in the case of a Mortgaged Property purchased within one year of the date of execution of the related Credit Line Agreement, the lesser of (x) the Appraised Value of such Mortgaged Property as set forth in the related Mortgage File as of the date of the related appraisal and (y) the purchase price of the related Mortgaged Property.

         "Commission": The Securities and Exchange Commission.

         "Control": The meaning specified in Section 8-106 of the New York UCC.

         "Corporate Trust Office": With respect to the Indenture Trustee, the Paying Agent or the Certificate Registrar, the principal corporate trust office of the Indenture Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Trust Administration GC05G4. With respect to the Owner Trustee, the corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001; or at such other address in the State of Delaware as the Owner Trustee may designate by notice to the Certificateholders, or the principal corporate trust office of any successor Owner Trustee (the address (which shall be in the State of Delaware) of which the successor owner trustee will notify the Certificateholders).

         "Corresponding Note": With respect to each REMIC 2 Regular Interest set forth below, the corresponding Regular Certificate set forth in the table below:

        REMIC 2 REGULAR INTEREST                      REGULAR NOTE
        ------------------------                   ------------------
                 LTIA1                                 Class IA-1
                LTIIA1a                               Class IIA-1a
                LTIIA1b                               Class IIA-1b
                LTIIA1c                               Class IIA-1c
                LTIIA2c                               Class IIA-2c
                LTIIA3c                               Class IIA-3c
                LTIIA4c                               Class IIA-4c
                  LTM1                                  Class M-1
                  LTM2                                  Class M-2
                  LTM3                                  Class M-3
                  LTM4                                  Class M-4
                  LTM5                                  Class M-5
                  LTM6                                  Class M-6
                  LTM7                                  Class M-7
                  LTM8                                  Class M-8
                  LTM9                                  Class M-9
                 LTM10                                 Class M-10
                 LTM11                                 Class M-11
                  LTB1                                  Class B-1
                  LTB2                                  Class B-2

         "Credit Enhancement Percentage": For any Payment Date, the percentage equivalent of a fraction, the numerator of which is the sum of (i) the aggregate Note Balance of the Mezzanine Certificates and the Class B Certificates and (ii) the Certificate Principal Balance Class C Certificates, and the denominator of which is the sum of (a) the aggregate Principal Balance of the Mortgage Loans less the Certificate Principal Balance of the Class G Certificates and (b) any remaining funds on deposit in the Pre-Funding Accounts (exclusive of any investment income therein), calculated prior to taking into account payments of principal on the Mortgage Loans and payment of the Group I Principal Payment Amount and the Group II Principal Payment Amount to the Holders of the Notes then entitled to payments of principal on such Payment Date.

         "Credit Limit": As to any Mortgage Loan, the maximum principal balance permitted under the terms of the related Credit Line Agreement.

         "Credit Limit Utilization Rate": As to any Mortgage Loan, the percentage equivalent of a fraction the numerator of which is the Principal Balance of such Mortgage Loan as of the Cut-Off Date and the denominator of which is the related Credit Limit.

         "Credit Line Agreement": With respect to any Mortgage Loan, the related home equity line of credit agreement or promissory note executed by the related Mortgagor and any amendment or modification thereof.

         "Credit Risk Manager": The Murrayhill Company, its successors and assigns.

         "Credit Risk Management Agreement": The Credit Risk Management Agreement, dated September 30, 2005, between the Servicer and the Credit Risk Manager.

         "Credit Risk Manager Fee" for any Distribution Date is the premium payable to the Credit Risk Manager at the Credit Risk Manager Fee Rate on the then current aggregate principal balance of the Mortgage Loans.

         "Credit Risk Manager Fee Rate" for any Distribution Date is 0.010% per annum.

         "Credit Scores": With respect to the Mortgage Loans, statistical credit scores obtained by mortgage lenders in connection with the loan application to help assess a borrower's creditworthiness.

         "Cumulative Realized Loss Percentage": With respect to any Payment Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred from the Cut-off Date to the last day of the preceding calendar month and the denominator of which is the aggregate Pool Balance of the Initial Mortgage Loans as of the Cut-off Date and the Original Pre-Funded Amounts.

          "Custodian": Deutsche Bank National Trust Company.

         "Cut-off Date": For (i) the Initial Mortgage Loans, the Initial Cut-off Date, (ii) for any Subsequent Mortgage Loan, the related Subsequent Cut-off Date and (iii) for any Qualifying Substitute Mortgage Loan, the Substitute Cut-Off Date.

         "DBRS": Dominion Bond Rating Services, Inc. or its successor in interest.

         "Definitive Notes": As defined in Section 2.10 of the Indenture.

         "Delaware Trust Statute": Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. Section 3801 et seq., as the same may be amended from time to time.

         "Deleted Mortgage Loan": A Mortgage Loan that is repurchased from the Trust Estate pursuant to the terms hereof or as to which one or more Qualifying Substitute Mortgage Loans are substituted therefor.

         "Delinquency Percentage": For any Payment Date, the percentage obtained by dividing (x) the aggregate Principal Balance of Mortgage Loans that are Delinquent 60 days or more (including Mortgage Loans that are REO Properties, in foreclosure or in bankruptcy that are also Delinquent 60 days or more), as of the last day of the previous Collection Period by (y) the aggregate Principal Balance of the Mortgage Loans, in each case, as of the last day of the previous Collection Period.

         "Delinquent": A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due.

         "Deposit Date": With respect to each Payment Date, three Business Days immediately preceding such Payment Date.

         "Depositor": Financial Asset Securities Corp., a Delaware corporation having its principal place of business in New York, or its successors in interest.

         "Depository Institution": Any depository institution or trust company, including the Indenture Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short term unsecured debt obligations that are rated in the highest rating category by each Rating Agency, or is otherwise acceptable to each Rating Agency.

         "Determination Date": With respect to any Payment Date, the 15th day of the month, or if such day is not a Business Day, the immediately preceding Business Day or such earlier day as shall be designated by the Indenture Trustee.

         "Disqualified Organization": A "disqualified organization" under
Section 860E of the Code, which as of the Closing Date is any of: (i) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (iii) any organization described in Section 1381(a)(2)(C) of the Code or
(iv) an "electing large partnership" within the meaning of Section 775 of the Code. A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof, if all of its activities are subject to tax and, a majority of its board of directors is not selected by a governmental unit. The term "United States", "state" and "international organizations" shall have the meanings set forth in Section 7701 of the Code.

         "Draw": With respect to any Mortgage Loan, an additional borrowing by the related Mortgagor subsequent to the Cut-Off Date in accordance with the related Credit Line Agreement.

         "Draw Period": With respect to any Mortgage Loan, the period of time specified in the related Credit Line Agreement whereby a Mortgagor may make a Draw under the related Credit Line Agreement, not to exceed five or fifteen years (as applicable) unless extended pursuant to such Credit Line Agreement and this Agreement.

         "Due Date": With respect to any Mortgage Loan, the date on which principal and/or interest is due under the related Credit Line Agreement.

         "Eligible Account": Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt or deposit obligations of such holding company or depository institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category, or (iii) a segregated trust account or accounts maintained with the Indenture Trustee or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity, in a manner acceptable to the Indenture Trustee and the Rating Agencies. Eligible Accounts may bear interest.

         "Eligible Investments": Any one or more of the following obligations or securities:

(i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

(ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Indenture Trustee or any agent of the Indenture Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

(iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA, Fannie Mae or FHLMC with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

(iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; PROVIDED, HOWEVER, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Estate to exceed 20% of the sum of the Pool Balance and the aggregate principal amount of all Eligible Investments in the Payment Account; PROVIDED, FURTHER, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

(vi)     a Qualified GIC;

(vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

(viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment (including those managed or advised by the Indenture Trustee or any Affiliate thereof), (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating assigned by each Rating Agency of any of the Notes. Such investments in this subsection (viii) may include money market mutual funds or common Trust Estates, including any fund for which Deutsche Bank National trust Company (the "Bank") in its capacity other than as Indenture Trustee, the Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Bank, the Indenture Trustee, the Servicer or any affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Bank, the Indenture Trustee, the Servicer or any affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time;

PROVIDED, HOWEVER, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, provided that any such investment will be a "permitted investment" within the meaning of Section 860G(a)(5) of the Code.

         "Entitlement Order": The meaning specified in Section 8-102(a)(8) of the New York UCC (I.E., generally, orders directing the transfer or redemption of any Financial Asset).

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

         "Errors and Omission Insurance Policy": Any errors or omission insurance policy required to be obtained by the Servicer satisfying the requirements of Section 4.13 of the Sale and Servicing Agreement.

         "Escrow Account": Any account with respect to tax and insurance escrow payments established and maintained by the Servicer pursuant to the related Servicing Agreement.

         "Event of Default": With respect to the Indenture, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the failure by the Issuing Entity to pay, by the Final Stated Maturity Date, all interest accrued on the Notes and the Note Balance of the Notes; or

(ii) there occurs a default in the observance or performance of any covenant or agreement of the Issuing Entity made in the Indenture, or any representation or warranty of the Issuing Entity made in the Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuing Entity by the Indenture Trustee or to the Issuing Entity and the Indenture Trustee by the Holders of at least 25% of the aggregate Note Balance of the Outstanding Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

(iii) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuing Entity or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuing Entity or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuing Entity's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

(iv) there occurs the commencement by the Issuing Entity of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuing Entity to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuing Entity to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuing Entity or for any substantial part of the assets of the Trust Estate, or the making by the Issuing Entity of any general assignment for the benefit of creditors, or the failure by the Issuing Entity generally to pay its debts as such debts become due, or the taking of any action by the Issuing Entity in furtherance of any of the foregoing.

         "Event of Servicer Termination": Any one of the conditions or circumstances enumerated in Section 7.01(i)-(iv) of the Sale and Servicing Agreement.

         "Excess Interest": As defined in Section 5.06(a) of the Sale and Servicing Agreement.

         "Excess Losses": As defined in Section 5.06(a) of the Sale and Servicing Agreement.

         "Exchange Act": The Securities Exchange Act of 1934, as amended.

         "Executive Officer": With respect to any corporation or limited liability company, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Manager, Executive Vice President, any Vice President, the Secretary or the Treasurer of such entity; and with respect to any partnership, any general partner thereof.

         "Expenses": The meaning specified in Section 7.02 of the Trust
Agreement.

         "Extra Principal Payment Amount": With respect to any Payment Date, the lesser of (x) the Monthly Interest Payable Amount payable on the Class C Certificates on such Payment Date as reduced by Realized Losses allocated thereto with respect to such Payment Date pursuant to Section 5.06 of the Sale and Servicing Agreement and (y) the Overcollateralization Deficiency Amount for such Payment Date.

         "Fannie Mae": Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         "FDIC": The Federal Deposit Insurance Corporation or any successor thereto.

         "Freddie Mac": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         "Fidelity Bond": Any fidelity bond required to be obtained by the Servicer satisfying the requirements of Section 4.13 of the Sale and Servicing Agreement.

         "Final Certification": The certification, in the form attached hereto as Exhibit A-3.

         "Final Stated Maturity Date": The Payment Date in July 2030 whereby the Holders of each Class of Notes shall be entitled to receive a payment of principal in an amount equal to the Note Balance of such Class of Notes and any accrued and unpaid interest thereon.

         "Financial Asset": The meaning specified in Section 8-102(a)(9) of the New York UCC.

         "Fitch": Fitch Ratings, or any successor in interest.

         "Formula Rate": For any Payment Date and the Class A Notes, the Mezzanine Notes and the Class B Notes, the lesser of (i) the Base Rate and (ii) the Maximum Cap Rate.

         "GAAP": Generally accepted accounting principles as in effect in the United States of America, consistently applied.

         "Grant": Mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and a right of set off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "GreenPoint": GreenPoint Mortgage Funding, Inc., a New York Corporation, or any successor thereto.

         "Group I Allocation Percentage": With respect to any Payment Date, the percentage equivalent of a fraction, the numerator of which is (i) the Group I Principal Remittance Amount for such Payment Date, and the denominator of which is (ii) the Principal Remittance Amount for such Payment Date.

         "Group I Basic Principal Payment Amount": With respect to any Payment Date, the Group I Net Principal Collections for such Payment Date.

         "Group I Interest Remittance Amount": With respect to any Payment Date, that portion of the Available Funds for such Payment Date attributable to interest received with respect to the Group I Mortgage Loans.

         "Group I Mortgage Loan": A Mortgage Loan assigned to Loan Group I with a Principal Balance at origination that conforms to Fannie Mae and Freddie Mac loan limits.

         "Group I Net Principal Collections": With respect to the Group I Mortgage Loans and any Collection Period, the excess of (x) the Group I Principal Remittance Amount for such Collection Period over (y) the sum of (A) the aggregate amount of all Additional Balances arising during such Collection Period plus (B) the Additional Balance Advance Amount outstanding as of the opening of business on the related Payment Date; PROVIDED, HOWEVER, that in no event will Group I Net Principal Collections be less than zero with respect to any Payment Date.

         "Group I Notes":  The Class IA-1 Notes.

         "Group I Pre-Funding Account": The custodial account or accounts established and maintained with the Indenture Trustee for the benefit of the Noteholders and the Certificateholders pursuant to Section 5.01 of the Sale and Servicing Agreement. The Group I Pre-Funding Account shall be an Eligible Account.

         "Group I Principal Payment Amount": With respect to any Payment Date, the sum of (i) the Group I Basic Principal Payment Amount for such Payment Date and (ii) the Extra Principal Payment Amount for such Payment Date multiplied by the Group I Allocation Percentage.

         "Group I Principal Remittance Amount": With respect to any Payment Date, that portion of Available Funds equal to the sum of (i) principal collected on the Group I Mortgage Loans by the Servicer that was due during the related Collection Period, (ii) the principal portion of all partial and full Principal Prepayments on the Group I Mortgage Loans applied by the Servicer during the related Collection Period, (iii) the principal portion of all related Net Liquidation Proceeds, Insurance Proceeds and Subsequent Recoveries received during the related Collection Period with respect to the Group I Mortgage Loans,
(iv) that portion of the Loan Purchase Price, representing principal of any repurchased Group I Mortgage Loan, deposited in the Collection Account during the related Collection Period, (v) the principal portion of any related Substitution Amounts with respect to the Group I Mortgage Loans deposited in the Collection Account during the related Collection Period, (vi) on the Payment Date on which an optional redemption occurs, that portion of the Optional Redemption Price in respect of principal on the Group I Mortgage Loans and (vii) on the Payment Date immediately following the end of the Funding Period, any amounts remaining in the Group I Pre-Funding Account (exclusive of any investment income therein) after giving effect to any purchase of Subsequent Group I Mortgage Loans.

         "Group I Senior Principal Payment Amount": The excess of (x) the aggregate Note Balance of the Class A Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) 53.60% and (ii) the excess of
(1) aggregate Principal Balance of the Group I Mortgage Loans as of the last day of the related Collection Period over (2) a PRO RATA portion, based on the aggregate Principal Balance of the Group I Mortgage Loans as of the last day of the related Collection Period, of the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) and (B) the excess of (1) aggregate Principal Balance of the Group I Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) minus the Overcollateralization Floor.

         "Group II Allocation Percentage": With respect to any Payment Date, the percentage equivalent of a fraction, the numerator of which is (i) the Group II Principal Remittance Amount for such Payment Date, and the denominator of which is (ii) the Principal Remittance Amount for such Payment Date.

         "Group II Basic Principal Payment Amount": With respect to any Payment Date, the Group II Net Principal Collections for such Payment Date.

         "Group II Interest Remittance Amount": With respect to any Payment Date, that portion of the Available Funds for such Payment Date attributable to interest received with respect to the Group II Mortgage Loans.

         "Group II Mortgage Loan": A Mortgage Loan assigned to Loan Group II with a Principal Balance at origination that may or may not conform to Fannie Mae and Freddie Mac loan limits.

         "Group II Net Principal Collections": With respect to the Group II Mortgage Loans and any Collection Period, the excess of (x) the Group II Principal Remittance Amount for such Collection Period over (y) the sum of (A) the aggregate amount of all Additional Balances arising during such Collection Period plus (B) the Additional Balance Advance Amount outstanding as of the opening of business on the related Payment Date; PROVIDED, HOWEVER, that in no event will Group I Net Principal Collections be less than zero with respect to any Payment Date.

         "Group II Notes": The Class IIA-1a Notes, Class IIA-1b Notes, Class IIA-1c Notes, Class IIA-2c Notes, Class IIA-3c and Class IIA-4c.

         "Group II Pre-Funding Account": The custodial account or accounts established and maintained with the Indenture Trustee for the benefit of the Noteholders and the Certificateholders pursuant to Section 5.01 of the Sale and Servicing Agreement. The Group II Pre-Funding Account shall be an Eligible Account.

         "Group II Principal Payment Amount": With respect to any Payment Date, the sum of (i) the Group II Basic Principal Payment Amount for such Payment Date and (ii) the Extra Principal Payment Amount for such Payment Date multiplied by the Group II Allocation Percentage.

         "Group II Principal Remittance Amount": With respect to any Payment Date, that portion of Available Funds equal to the sum of (i) principal collected on the Group II Mortgage Loans by the Servicer that was due during the related Collection Period, (ii) the principal portion of all partial and full Principal Prepayments on the Group II Mortgage Loans applied by the Servicer during the related Collection Period, (iii) the principal portion of all related Net Liquidation Proceeds, Insurance Proceeds and Subsequent Recoveries received during the related Collection Period with respect to the Group II Mortgage Loans, (iv) that portion of the Loan Purchase Price, representing principal of any repurchased Group II Mortgage Loan, deposited in the Collection Account during the related Collection Period, (v) the principal portion of any related Substitution Amounts with respect to the Group II Mortgage Loans deposited in the Collection Account during the related Collection Period, (vi) on the Payment Date on which an optional redemption occurs, that portion of the Optional Redemption Price in respect of principal on the Group II Mortgage Loans and
(vii) on the Payment Date immediately following the end of the Funding Period, any amounts remaining in the Group II Pre-Funding Account (exclusive of any investment income therein) after giving effect to any purchase of Subsequent Group II Mortgage Loans.

         "Group II Senior Principal Payment Amount": The excess of (x) the aggregate Note Balance of the Class A Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) 53.60% and (ii) the excess of
(1) aggregate Principal Balance of the Group II Mortgage Loans as of the last day of the related Collection Period over (2) a PRO RATA portion, based on the aggregate Principal Balance of the Group I Mortgage Loans as of the last day of the related Collection Period, of the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) and (B) the excess of (1) aggregate Principal Balance of the Group II Mortgage Loans as of the last day of the related Collection Period over (2) the Certificate Principal Balance of the Class G Certificates (after taking into account the payment of any principal to the Class G Certificates on such Payment Date) minus the Overcollateralization Floor.

         "GNMA": The Government National Mortgage Association, a wholly owned corporate instrumentality of the United States within HUD.

         "Highest Priority": As of any date of determination, any Class of Mezzanine Notes or Class B Notes then outstanding with a Note Balance greater than zero, with the highest priority for payments pursuant to Section 5.03, in the following order: Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class B-1 and Class B-2 Notes.

         "Holder," "Noteholder" or "Securityholder": The registered holder of any Note or Residual Certificates as recorded on the books of the Note Registrar or the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Note or Residual Certificates registered in the name of the Depositor, the Servicer or the Indenture Trustee or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such consent, only Notes and Residual Certificates which a Responsible Officer of the Indenture Trustee actually knows to be so held shall be disregarded. The Indenture Trustee may request and conclusively rely on certifications by the Depositor in determining whether any Notes or the Residual Certificates are registered to an Affiliate of the Depositor.

         "HUD": The United States Department of Housing and Urban Development, or any successor thereto.

         "Indenture": The Indenture dated as of September 30, 2005, between the Issuing Entity and the Indenture Trustee, as such may be amended or supplemented from time to time.

         "Indenture Trustee": Deutsche Bank National Trust Company, a national banking association, not in its individual capacity but solely as Indenture Trustee, or any successor in interest.

         "Indenture Trustee Issuing Entity Secured Obligations": All amounts and obligations which the Issuing Entity may at any time owe to the Indenture Trustee for the benefit of the Noteholders under the Indenture or the Notes.

         "Independent": When used with respect to any specified Person, that such Person (a) is in fact independent of the Issuing Entity, any other obligor on the Notes, the Seller, the Depositor and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuing Entity, any such other obligor, the Seller, the Depositor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuing Entity, any such other obligor, the Seller, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "Independent Certificate": A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.01 of the Sale and Servicing Agreement, made by an Independent appraiser or other expert appointed by an Issuing Entity Order, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

         "Index": The index specified in the related Credit Line Agreement for calculation of the Loan Rate thereof.

         "Initial Certification": The certification in the form attached hereto as Exhibit A-1.

         "Initial Cut-off Date": September 15, 2005.

         "Initial Holder": With respect to the Class C Certificates, Greenwich Capital Financial Products, Inc., or any successor in interest. With respect to the Class G Certificates, GMAC Mortgage Corporation, or any successor in interest. With respect to the Class R and Class R-X Certificates, Greenwich Capital Markets, Inc., or any successor in interest.

         "Initial Group I Mortgage Loan": Any of the Group I Mortgage Loans transferred to the Trust on the Closing Date. The aggregate principal balance of the Initial Group I Mortgage Loans as of the Cut-off Date is equal to $281,273,763.28.

         "Initial Group II Mortgage Loan": Any of the Group II Mortgage Loans transferred to the Trust on the Closing Date. The aggregate principal balance of the Initial Group II Mortgage Loans as of the Cut-off Date is equal to $568,200,049.78.

         "Initial Mortgage Loan": Any of the Initial Group I Mortgage Loans or Initial Group II Mortgage Loans transferred to the Trust on the Closing Date.

         "Initial Note Balance": With respect to the Notes, the amounts set forth in the Preliminary Statement hereto.

         "Insurance Proceeds": Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan, net of any component thereof applied, pursuant to the related Servicing Agreement, to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with the related Servicing Agreement.

         "Interest Determination Date": With respect to the Class A Notes, the Mezzanine Notes and the Class B Notes and each Accrual Period, the second LIBOR Business Day preceding the commencement of such Accrual Period.

         "Interim Certification": The certification, in the form attached hereto as Exhibit A-2.

         "Intervening Assignments": The original intervening assignments of the Mortgage, notices of transfer or equivalent instrument.

         "Issuing Entity": GreenPoint Mortgage Funding Trust 2005-HE4, a Delaware statutory trust, or any successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

         "Issuing Entity Order" or "Issuing Entity Request": A written order or request signed in the name of the Issuing Entity by any one of its Authorized Officers and delivered to the Indenture Trustee.

         "LIBOR": With respect to each Accrual Period, the rate determined by the Indenture Trustee on the related Interest Determination Date on the basis of the London interbank offered rate for one-month United States dollar deposits, as such rate appears on the Telerate Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date. If such rate does not appear on Telerate Page 3750, the rate for such Interest Determination Date will be determined on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as of 11:00 a.m. (London time) on such Interest Determination Date. The Indenture Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. On such Interest Determination Date, LIBOR for the related Accrual Period will be established by the Indenture Trustee as follows:

(i) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the related Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16 of 1%); and

(ii) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the related Accrual Period shall be the higher of (i) LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate.

         "LIBOR Business Day": Any day on which banks in London, England are open and conducting transactions in foreign currency and exchange.

         "Liquidated Mortgage Loan": Any defaulted Mortgage Loan as to which the Servicer has determined that all amounts that it expects to recover from or on account of such Mortgage Loan have been recovered.

         "Liquidation Expenses": Expenses that are incurred by the Servicer in connection with the liquidation of any defaulted Mortgage Loan and are not recoverable under the applicable primary mortgage insurance policy, if any, including, without limitation, foreclosure and rehabilitation expenses, legal expenses and unreimbursed amounts, if any, expended pursuant to Sections 4.06.

         "Liquidation Loss Amounts": With respect to any Payment Date and Mortgage Loan that became a Liquidated Mortgage Loan during the related Collection Period, the unrecovered portion of the related Principal Balance thereof at the end of such Collection Period, after giving effect to the Net Liquidation Proceeds applied in reduction of such Principal Balance.

         "Liquidation Proceeds": Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale, payment in full, discounted payoff or otherwise, or the sale of the related Mortgaged Property if such Mortgaged Property is acquired in satisfaction of such Mortgage Loan, including any amounts remaining in the related Escrow Account.

         "Loan Purchase Price": With respect to any Mortgage Loan purchased from the Issuing Entity pursuant to the Sale and Servicing Agreement, an amount equal to the sum of (i) the product of (A) 100% and (B) the Principal Balance of such Mortgage Loan as of the date of purchase, (ii) one month's interest on the outstanding Principal Balance of such Mortgage Loan as of the beginning of the preceding Collection Period computed at the related Loan Rate less, if such Mortgage Loan is being purchased from the Issuing Entity by the Servicer, the Servicing Fee Rate, (iii) any costs and damages incurred by the Issuing Entity in connection with any violation of any predatory or abusive lending law in connection with such Mortgage Loan and (iv) without duplication, the aggregate amount of all delinquent interest, all advances made by the Servicer and not subsequently recovered from such Mortgage Loan.

         "Loan Group": Either Loan Group I or Loan Group II, as the context requires.

         "Loan Group I": The group of Mortgage Loans identified in the Mortgage Loan Schedule as having been assigned to Loan Group I.

         "Loan Group II": The group of Mortgage Loans identified in the Mortgage Loan Schedule as having been assigned to Loan Group II.

         "Loan Rate": With respect to any Mortgage Loan and as of any day, the per annum rate of interest applicable under the related Credit Line Agreement to the calculation of interest for such day on the Principal Balance of such Mortgage Loan.

         "Loan-to-Value Ratio" or "LTV": With respect to any Mortgage Loan as of any date, the percentage equivalent of a fraction, the numerator of which is the
(A) the Credit Limit and the denominator of which is (I) the Appraised Value of the related Mortgaged Property as set forth in the related Mortgage File as of the date of the appraisal or on such subsequent date, if any, or (II) in the case of a Mortgaged Property purchased within one year of the date of execution of the related Credit Line Agreement, the lesser of (x) the Appraised Value of such Mortgaged Property as set forth in the related Mortgage File as of the date of the related appraisal and (y) the purchase price of the related Mortgaged Property.

          "Majority Securityholders": The holder or holders of in excess of 50% of the Note Balance of the Notes, and following the reduction of the aggregate Note Balance of the Notes to zero, the holders of the Residual Certificates (voting collectively as a single class).

         "Margin": With respect to each Mortgage Loan, the fixed percentage amount set forth in the related Credit Line Agreement which amount is added to the Prime Rate in accordance with the terms of such Credit Line Agreement to determine the Loan Rate for such Mortgage Loan, subject to any maximum rate of interest.

         "Marker Rate": With respect to the Class C Interest and any Payment Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC 2 Remittance Rates for REMIC 2 Regular Interest LTIA1, REMIC 2 Regular Interest LTIIA1a, REMIC 2 Regular Interest LTIIA1b, REMIC 2 Regular Interest LTIIA1c, REMIC 2 Regular Interest LTIIA2c, REMIC 2 Regular Interest LTIIA3c, REMIC 2 Regular Interest LTIIA4c, REMIC 2 Regular Interest LTM1, REMIC 2 Regular Interest LTM2, REMIC 2 Regular Interest LTM3, REMIC 2 Regular Interest LTM4, REMIC 2 Regular Interest LTM5, REMIC 2 Regular Interest LTM6, REMIC 2 Regular Interest LTM7, REMIC 2 Regular Interest LTM8, REMIC 2 Regular Interest LTM9, REMIC 2 Regular Interest LTM10, REMIC 2 Regular Interest LTM11, REMIC 2 Regular Interest LTB1, REMIC 2 Regular Interest LTB2 and REMIC 2 Regular Interest LTZZ, with the rate on each such REMIC 2 Regular Interest (other than REMIC 2 Regular Interest LTZZ) subject to a cap equal to the lesser of (i) LIBOR plus the Note Margin for the Corresponding Note and (ii) the Net WAC Rate for the purpose of this calculation; and with the rate on REMIC 2 Regular Interest LTZZ subject to a cap of zero for the purpose of this calculation; provided, however, that for this purpose, calculations of the Uncertificated REMIC 2 Remittance Rate and the related caps with respect to each such REMIC 2 Regular Interest (other than REMIC 2 Regular Interest LTZZ) shall be multiplied by a fraction, the numerator of which is the actual number of days elapsed in the related Accrual Period and the denominator of which is 30.

         "Material Defect": As defined in Section 2.02(c).

         "Maximum Cap Rate": For any Payment Date and the Class A Notes, the Mezzanine Notes and the Class B Notes, a per annum rate equal to the product of
(x) the weighted average of the Adjusted Net Maximum Mortgage Rates of the Mortgage Loans, weighted on the basis of the outstanding Principal Balances of the Mortgage Loans as of the first day of the month preceding the month of such Payment Date and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Accrual Period.

          "Maximum Uncertificated Accrued Interest Deferral Amount": With respect to any Payment Date, the excess of (a) accrued interest at the Uncertificated REMIC 2 Remittance Rate applicable to REMIC 2 Regular Interest LTZZ for such Payment Date on a balance equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LTZZ minus the REMIC 2 Overcollateralization Amount, in each case for such Payment Date, over (b) the sum of the Uncertificated Accrued Interest on REMIC 2 Regular Interest LTIA1, REMIC 2 Regular Interest LTIIA1a, REMIC 2 Regular Interest LTIIA1b, REMIC 2 Regular Interest LTIIA1c, REMIC 2 Regular Interest LTIIA2c, REMIC 2 Regular Interest LTIIA3c, REMIC 2 Regular Interest LTIIA4c, REMIC 2 Regular Interest LTM1, REMIC 2 Regular Interest LTM2, REMIC 2 Regular Interest LTM3, REMIC 2 Regular Interest LTM4, REMIC 2 Regular Interest LTM5, REMIC 2 Regular Interest LTM6, REMIC 2 Regular Interest LTM7, REMIC 2 Regular Interest LTM8, REMIC 2 Regular Interest LTM9, REMIC 2 Regular Interest LTM10, REMIC 2 Regular Interest LTM11, REMIC 2 Regular Interest LTB1 and REMIC 2 Regular Interest LTB2 with the rate on each such REMIC 2 Regular Interest subject to a cap equal to the lesser of (i) LIBOR plus the related Note Margin for the Corresponding Note and (ii) the Net WAC Rate for the purpose of this calculation; provided, however, that for this purpose, calculations of the Uncertificated REMIC 2 Pass-Through Rate and the related caps with respect to each such REMIC 2 Regular Interest shall be multiplied by a fraction, the numerator of which is the actual number of days elapsed in the related Accrual Period and the denominator of which is 30.

         "MERS": Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

         "MERS Mortgage Loan": Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as nominee for the holder from time to time of the Credit Line Agreement.

         "Mezzanine Note": Any Class M Note.

         "Minimum Monthly Payment": With respect to any Mortgage Loan and any month, the minimum amount required to be paid by the related Mortgagor in that month.

          "Monthly Interest Payable Amount": With respect to the Class A Notes, the Mezzanine Notes, the Class B Notes and the Class C Certificates and any Payment Date, the amount of interest accrued during the related Accrual Period at the related Note Rate on the Note Balance (or Notional Amount in the case of the Class C Certificates) of such Class immediately prior to such Payment Date, in each case, reduced by any Relief Act Interest Shortfalls allocated to such Note or Certificate, as applicable.

         "Moody's": Moody's Investors Service, Inc., or any successor in interest.

         "Mortgage": A mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Credit Line Agreement, together with improvements thereto.

         "Mortgage File": The mortgage documents listed in Section 2.01(d) pertaining to a particular Mortgage Loan required to be delivered to the Indenture Trustee pursuant to this Agreement.

         "Mortgage Loan": A Mortgage and the related Credit Line Agreement or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Indenture Trustee for the benefit of Securityholders pursuant to Section 2.01 or Section 3.04, including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

          "Mortgage Loan Schedule": The schedule attached hereto as Schedule A, which shall identify each Group I Mortgage Loan and Group II Mortgage Loan, as such schedule may be amended from time to time to reflect the addition of Mortgage Loans (including the addition of any Qualifying Substitute Mortgage Loans) to, or the deletion of Mortgage Loans from, the Trust Estate. Such schedule shall set forth, among other things, the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) the original principal amount of the Mortgage Loan; (iii) the Loan Rate at origination; (iv) the monthly payment of principal and interest at origination;
(v) the Custodian with respect to the Mortgage File related to such Mortgage Loan; (vi) the Principal Balance as of the Cut-off Date, (vii) the Credit Limit,
(viii) the Gross Margin, (ix) the maximum Loan Rate, (x) the current Loan Rate,
(xi) the Combined Loan-to-Value Ratio, (xvi) a code specifying the property type, (xii) a code specifying documentation type, (xiii) a code specifying lien position; (xiv) the Draw Period and (xv) the Loan Group. The Depositor shall be responsible for providing the Indenture Trustee and the Servicer with all amendments to the Mortgage Loan Schedule.

         "Mortgaged Property": The fee simple interest in real property, together with improvements thereto including any exterior improvements to be completed within 120 days of disbursement of the related Mortgage Loan proceeds.

         "Mortgagor": The obligor on a Credit Line Agreement.

         "Net Liquidation Proceeds": With respect to any Liquidated Mortgage Loan, the related Liquidation Proceeds received and retained in connection with the liquidation of such Mortgage Loan net of (i) unreimbursed expenses, (ii) any unreimbursed Servicing Advances, and (iii) in the case of a defaulted Second Lien Mortgage Loan, the amount necessary to repay the related senior lien mortgage loan.

         "Net Monthly Excess Cashflow": With respect to each Payment Date, the excess of (x) Available Funds for such Payment Date over (y) the sum for such Payment Date of (A) the Monthly Interest Payable Amounts for the Class A Notes, the Mezzanine Notes and the Class B Notes, (B) the Unpaid Interest Shortfall Amounts for the Class A Notes and (C) the Principal Remittance Amount.

         "Net WAC Rate": For any Payment Date and the Class A Notes, the Mezzanine Notes and the Class B Notes, a per annum rate equal to the product of
(a) a fraction, expressed as a percentage, the numerator of which is the amount of interest which accrued on the Mortgage Loans in the prior calendar month minus the aggregate Servicing Fee and the Credit Risk Manager Fee accrued for the Mortgage Loans and the denominator of which is the sum of (i) the aggregate Principal Balance of the Mortgage Loans as of the first day of the calendar month preceding the month of such Payment Date (or as of the Cut-off Date with respect to the first Payment Date) and (ii) any amounts on deposit in the Pre-Funding Accounts and (b) a fraction whose numerator is 360 and whose denominator is the actual number of days in the related Accrual Period. For federal income tax purposes, the economic equivalent of such rate shall be expressed as the weighted average of the REMIC 2 Pass-Through Rates on the REMIC 2 Regular Interests, weighted on the basis of the Uncertificated Principal Balance of each such REMIC 2 Regular Interest.

         "Net WAC Rate Carryover Amount": With respect to the Class A Notes, the Mezzanine Notes and the Class B Notes and any Payment Date, the sum of (A) the positive excess of (i) the amount of interest accrued on such Class of Notes on such Payment Date calculated at the related Formula Rate, over (ii) the amount of interest accrued on such Class of Notes at the Net WAC Rate for such Payment Date and (B) the Net WAC Rate Carryover Amount for the previous Payment Date not previously paid, together with interest thereon at a rate equal to the related Formula Rate for such Class of Notes for such Payment Date and for such Accrual Period.

         "Net WAC Rate Carryover Reserve Account": The account established and maintained pursuant to Section 5.04 of the Sale and Servicing Agreement.

         "New York UCC": The Uniform Commercial Code as in effect in the State of New York.

         "Non-MERS Mortgage Loan": Any Mortgage Loan other than a MERS Mortgage Loan.

         "Non-U.S. Person": Any person other than a "United States person" as defined in Section 7701(a)(30) of the Code.

         "Note Balance": With respect to any Class of Notes immediately prior to any Payment Date, an amount equal to the Initial Note Balance thereof plus any Subsequent Recoveries added to the Note Balance of such Note pursuant to Section
5.03 of the Sale and Servicing Agreement reduced by the sum of all amounts actually paid in respect of principal of such Class and, in the case of a Mezzanine Note or Class B Note, Realized Losses allocated thereto on all prior Payment Dates.

         "Note Depository Agreement": The agreement dated September 30, 2005, among the Issuing Entity, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency, relating to the Notes.

         "Note Margin": With respect to the Class A Notes, the Mezzanine Notes and the Class B Notes on each Payment Date, the following percentage:

                                     Margin
                             ------------------------
          Class                 (1)          (2)
        ---------            ----------   -----------
          [IA-1                0.220%       0.440%
          IIA-1a               0.220%       0.440%
          IIA-1b               0.170%       0.340%
          IIA-1c               0.110%       0.220%
          IIA-2c               0.180%       0.360%
          IIA-3c               0.250%       0.500%
          IIA-4c               0.360%       0.720%
           M-1                 0.470%       0.705%
           M-2                 0.490%       0.735%
           M-3                 0.510%       0.765%
           M-4                 0.620%       0.930%
           M-5                 0.660%       0.990%
           M-6                 0.700%       1.050%
           M-7                 1.180%       1.770%
           M-8                 1.400%       2.100%
           M-9                 1.750%       2.625%
           M-10                3.000%       4.500%
           M-11                3.000%       4.500%
           B-1                 3.000%       4.500%
           B-2                 3.000%      4.500%]

         -------------
         (1) On or prior to the Optional Redemption Date. (2) After the Optional Redemption Date.

         "Note Owner" or "Owner": With respect to a Book Entry Note, the Person that is the beneficial owner of such Book Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency), and with respect to a Definitive Note, the Person that is the registered owner of such Note as reflected in the Note Register.

         "Note Paying Agent": The Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section
6.11 of the Indenture and is authorized by the Issuing Entity to make payments to and distributions from the Payment Account, including payment of principal of or interest on the Notes on behalf of the Issuing Entity.

         "Note Rate": With respect to the Class A Notes, the Mezzanine Notes and the Class B Notes and any Payment Date, the lesser of (x) the related Formula Rate for such Payment Date and (y) the Net WAC Rate for such Payment Date. With respect to the Class C Interest and any Payment Date, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is (x) the interest on the Uncertificated Principal Balance of each REMIC 2 Regular Interest listed in clause (y) below at a rate equal to the related Uncertificated REMIC 2 Pass-Through Rate minus the Marker Rate and the denominator of which is (y) the aggregate Uncertificated Principal Balance of REMIC 2 Regular Interests LTAA, LTIA1, LTIIA1a, LTIIA1b, LTIIA1c, LTIIA2c, LTIIA3c, LTIIA4c, LTM1, LTM2, LTM3, LTM4, LTM5, LTM6, LTM7, LTM8, LTM9, LTM10, LTM11, LTB1, LTB2 and LTZZ.

         With respect to the Class C Certificates, 100% of the interest distributable to the Class C Interest, expressed as a per annum rate.

         "Note Register" and "Note Registrar": The respective meanings specified in Section 2.04 of the Indenture.

         "Notes": The Class A Notes, the Mezzanine Notes and the Class B Notes, collectively.

         "Notional Amount": Immediately prior to any Payment Date with respect to the Class C Interest, the aggregate Uncertificated Principal Balance of the REMIC 2 Regular Interests.

          "Offering Document": The private placement memorandum or other offering document dated [____________] relating to the Class B Notes.

         "Officer": Those officers of the Trust referred to in Article XI of the Trust Agreement.

         "Officer's Certificate": A certificate signed by any Authorized Officer of the Issuing Entity, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.01 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuing Entity.

         "Operative Agreements": The Trust Agreement, the Certificate of Trust, the Sale and Servicing Agreement, the Indenture, the Administration Agreement, the Residual Certificates, the Notes and each other document contemplated by any of the foregoing to which the Depositor, the Owner Trustee, the Administrator, the Indenture Trustee or the Issuing Entity is a party.

         "Opinion of Counsel": A written opinion of counsel, reasonably acceptable in form and substance to the Indenture Trustee, who may be in-house or outside counsel to the Depositor, the Servicer, the Indenture Trustee or the Issuing Entity but which must be Independent outside counsel with respect to any such opinion of counsel concerning federal income tax (including, without limitation, REMIC) matters.

         "Optional Redemption Date": Any Payment Date occurring on or after the end of a Collection Period on which the outstanding Pool Balance on such Payment Date is less than or equal to ten percent (10%) of the excess of (i) the sum of
(x) the Original Pool Balance and (y) the Original Pre-Funded Amounts over (ii) the outstanding Certificate Principal Balance of the Class G Certificates.

         "Optional Redemption Holder": As defined in Section 8.02 of the Sale and Servicing Agreement.

         "Optional Redemption Price": An amount equal to the greater of: (i) the sum of (a) the aggregate outstanding Principal Balance of each Mortgage Loan, plus accrued interest at the applicable Loan Rate, (b) any costs and damages incurred by the Trust in connection with a violation of any federal, state or local predatory or abusive lending law, (c) the fair market value of all other property being purchased and (d) any unreimbursed Servicing Advances and any outstanding fees due to the Servicers and the Owner Trustee and (ii) the sum of
(a) the aggregate Note Balance of the Class A Notes, the Mezzanine Notes and the Class B Notes with interest due thereon (including Unpaid Interest Shortfall Amounts), and (b) any outstanding Servicing Advances and fees due to the Servicer and the Owner Trustee and any outstanding amounts owed to the Indenture Trustee.

         "Original Loan-to-Value Ratio": With respect to any Mortgage Loan, the ratio of the principal balance of such Mortgage Loan at origination, or such other date as is specified, to the Original Value of the related Mortgaged Property.

         "Original Group I Pre-Funded Amount": The amount deposited by the Depositor in the Group I Pre-Funding Account on the Closing Date, which amount is $[________________].

         "Original Group II Pre-Funded Amount": The amount deposited by the Depositor in the Group II Pre-Funding Account on the Closing Date, which amount is $[________________].

         "Original Pre-Funded Amounts": The Original Group I Pre-Funded Amount and the Original Group II Pre-Funded Amount.

         "Original Value": The lesser of (a) the Appraised Value of a Mortgaged Property at the time the related Mortgage Loan was originated and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price paid for the Mortgaged Property by the Mortgagor at the time the related Mortgage Loan was originated.

         "Originator":  GreenPoint Mortgage Funding, Inc..

         "Outstanding": As of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

(i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

(ii) Notes the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee); and

(iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite Outstanding Balance of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Operative Agreement, Notes owned by the Issuing Entity, any other obligor upon the Notes, the Depositor, the Owner Trustee, the Indenture Trustee, the Servicer, the Administrator or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee actually knows to be so owned shall be so disregarded (unless such action requires the consent, waiver, request or demand of 100% of the Outstanding Balance and 100% of the Outstanding Balance is registered in the name of one or more of the foregoing entities). Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuing Entity, any other obligor upon the Notes, the Depositor, the Owner Trustee, the Indenture Trustee, the Servicer, the Administrator or any Affiliate of any of the foregoing Persons.

         "Outstanding Balance": With respect to any Class of Notes or all of the Notes, as applicable, and any date of determination, the Note Balance or aggregate Note Balance that is Outstanding as of such date.

         "Overcollateralization Deficiency Amount": With respect to any Payment Date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such Payment Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Payment Date).

         "Overcollateralization Floor": With respect to the Group I Notes, $[________]. With respect to the Group II Notes, $[________]. With respect to the Mezzanine Notes and the Class B Notes, $[________].

         "Overcollateralization Target Amount": With respect to any Payment Date, 0.50% of the sum of (i) the aggregate Principal Balance of the Initial Mortgage Loans as of the Cut-off Date less the Certificate Principal Balance of the Class G Certificates and (ii) the Original Pre-Funded Amounts. Notwithstanding the foregoing, on and after any Payment Date following the reduction of the aggregate Note Balance of the Class A Notes, the Mezzanine Notes and the Class B Notes to zero, the Overcollateralization Target Amount shall be zero.

         "Overcollateralized Amount": For any Payment Date, the amount equal to
(i) the excess of (1) the sum of (x) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period and (y) any funds on deposit in the Pre-Funding Accounts (exclusive of any investment income therein) over (2) the Certificate Principal Balance of the Class G Certificates (after giving effect to payments to be made on such Payment Date) minus (ii) the aggregate Note Balance of the Class A Notes, the Mezzanine Notes and the Class B Notes as of such Payment Date after giving effect to payments to be made on such Payment Date.

         "Owner Trustee": Wilmington Trust Company, a Delaware banking corporation, and any successor in interest, not in its individual capacity, but solely as owner trustee under the Trust Agreement.

         "Owner Trustee Fee": The fee payable to the Owner Trustee by the Seller pursuant to a Fee Letter Agreement specified in Section 7.03 of the Trust Agreement as notified to the Indenture Trustee.

         "Ownership Interest": As to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in such Residual Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         "Paying Agent": The Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuing Entity to make payments to and distributions from the Trust Accounts, including payments of principal and/or interest on the Notes on behalf of the Issuing Entity.

         "Payment Account": The account designated as the "Payment Account" and established pursuant to Section 5.02 of the Sale and Servicing Agreement.

         "Payment Date": The 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in [________].

         "Percentage Interest": With respect to the Notes of any Class, the percentage obtained by dividing the principal denomination of such Note by the aggregate of the principal denominations of all Notes of such Class. With respect to a Residual Certificate, the percentage set forth on the face of such Residual Certificate.

         "Permitted Transferee": Any Person other than (i) a Disqualified Organization or (ii) a Non-U.S. Person, other than a Non-U.S. Person that holds a Residual Certificate in connection with the Conduct of a trade or business within the United States and has furnished to the Certificate Registrar an Internal Revenue Service Form W8-ECI (or successor form) at the time and in the manner specified in the Code.

         "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Plan":  The meaning specified in Section 2.03 of the Indenture.

         "Pool Balance": With respect to any date, the aggregate Principal Balance of the Mortgage Loans in both Loan Groups as of such date.

         "Predecessor Note": With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         "Pre-Funding Accounts": The Group I Pre-Funding Account and the Group II Pre-Funding Account.

         "Pre-Funding Period": The period commencing on the Closing Date and ending on the earlier of (i) the close of business on December 24, 2005 and (ii) the date on which the amount on deposit in the Pre-Funding Accounts is less than $10,000.

          "Prime Rate": As of any date, the prime rate of the United States money center commercial banks as published in the latest edition of The Wall Street Journal, Northeast Edition.

         "Principal Balance": As of any date and with respect to any Mortgage Loan other than a Liquidated Mortgage Loan, the principal balance of such Mortgage Loans as of the Cut-off Date, plus (i) any Additional Balance in respect of such Mortgage Loan, minus (ii) all collections credited as principal against the principal balance of any such Mortgage Loan in accordance with the related Credit Line Agreement prior to such day. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of such Mortgage Loan immediately prior to the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter.

         "Principal Remittance Amount": With respect to any Payment Date, the sum of the Group I Principal Remittance Amount and the Group II Principal Remittance Amount.

         "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

         "Prospective Owner": Each prospective purchaser and any subsequent transferee of a Note.

         "Prospectus": The prospectus supplement dated [________], together with the accompanying prospectus dated [________], relating to the Class A Notes and the Mezzanine Notes.

         "Purchase Price": With respect to all Additional Balances, at least 100% of the principal balance of such Additional Balances. "QIB": A "qualified institutional buyer" as defined in Rule 144A.

         "Qualified GIC": A guaranteed investment contract or surety bond providing for the investment of funds in the Collection Account, Reserve Account or the Payment Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

(i) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

(ii) provide that the Indenture Trustee may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

(iii) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Notes as evidenced by a letter from the Rating Agencies delivered to the Indenture Trustee, the Indenture Trustee shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Indenture Trustee;

(iv) provide that the Indenture Trustee's interest therein shall be transferable to any successor trustee hereunder; and

(v) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Collection Account, the Reserve Account or the Payment Account, as the case may be, not later than the Business Day prior to any Payment Date.

         "Qualifying Substitute Mortgage Loan": In the case of a Mortgage Loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement, a Mortgage Loan that, on the date of such substitution, (i) has an outstanding Principal Balance (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate Principal Balance), after application of the Principal Remittance Amount and Interest Remittance Amount due during or prior to the month of substitution, not in excess of, and not more than 5% less than, the outstanding Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) has a Loan Rate not less than the Loan Rate on the Deleted Mortgage Loan, (iii) has a maximum Loan Rate not less than the maximum Loan Rate on the Deleted Mortgage Loan, (iv) has a minimum Loan Rate not less than the minimum Loan Rate of the Deleted Mortgage Loan, (v) has a Margin equal to or greater than the Margin of the Deleted Mortgage Loan, (vi) has a next adjustment date not later than the next adjustment date on the Deleted Mortgage Loan, (vii) has the same Due Date as the Deleted Mortgage Loan, (viii) has a remaining stated term to maturity not longer than 18 months and not more than 18 months shorter than the remaining stated term to maturity of the related Deleted Mortgage Loan and has a remaining stated term to maturity not later than the Mortgage Loan with the latest stated term to maturity as of the Closing Date, (ix) is current as of the date of substitution, (x) has an original Combined Loan-to-Value Ratio as of the date of substitution equal to or lower than the original Combined Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (xi) has been underwritten by the Originator or in accordance with the same underwriting criteria and guidelines as the Deleted Mortgage Loan, (xii) has a risk grading determined by the Originator at least equal to the risk grading assigned on the Deleted Mortgage Loan, (xiii) is secured by the same property type as the Deleted Mortgage Loan, (xiv) conforms to each representation and warranty applicable to the Deleted Mortgage Loan made in the Sale and Servicing Agreement, (xv) has the same or higher lien position as the Deleted Mortgage Loan, (xvi) has a Credit Score greater than or equal to the Credit Score of the Deleted Mortgage Loan at the time such Deleted Mortgage Loan was transferred to the Issuing Entity, (xvii) the related Mortgaged Property is not an investment property (unless the Mortgaged Property related to the Deleted Mortgage Loan was an investment property), (xviii) the related Mortgaged Property is not a second home (unless the Mortgaged Property related to the Deleted Mortgage Loan was a second home), (xix) the Combined Loan-to-Value Ratio is not greater than 100%, and (xx) is no longer in its teaser period. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate Principal Balances, the Loan Rates described in clause (ii) hereof shall be determined on the basis of weighted average Loan Rates, the risk gradings described in clause (xi) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (viii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Original Loan-to-Value Ratios described in clause (x) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xiv) hereof must be satisfied as to each Qualifying Substitute Mortgage Loan or in the aggregate, as the case may be.

         "Rating Agency": Each of DBRS, Fitch, Moody's and S&P.

         "Rating Agency Condition": With respect to any action to which the Rating Agency Condition applies, that each Rating Agency shall have been given 10 days (or such shorter period as is acceptable to such Rating Agency) prior notice thereof and that each Rating Agency shall have notified the Depositor, the Issuing Entity and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the rated Notes.

          "Realized Losses": For any Payment Date will equal (a) with respect to Mortgage Loans that were liquidated during the related Collection Period, the positive difference between (i) the Principal Balances of all such Mortgage Loans and (ii) the principal portion of Net Liquidation Proceeds of such Mortgage Loans, and (b) with respect to Charged-Off Mortgage Loans, the lesser of (x) the amount of the Principal Balance that has been written down by the Servicer and (y) the entire Principal Balance of such Mortgage Loan minus the Appraised Value of the related Mortgaged Property.

         "Record Date": The Business Day immediately preceding the related Payment Date; PROVIDED, HOWEVER, that following the date on which Definitive Notes are available, the Record Date for the Notes shall be the last Business Day of the calendar month preceding the month in which the related Payment Date occurs.

         "Recordation Event": Any of (i) the resignation of the Servicer, (ii) the occurrence of an Event of Servicer Termination, or (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Servicer; PROVIDED, that any Recordation Event may be waived by the Majority Securityholders.

         "Reference Banks": Those banks (i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the Originator or the Servicer or any affiliate thereof and
(iii) which have been designated as such by the Indenture Trustee after consultation with the Depositor; provided, however, that if fewer than two of such banks provide a LIBOR rate, then any leading banks selected by the Indenture Trustee after consultation with the Depositor which are engaged in transactions in United States dollar deposits in the international Eurocurrency market.

         "Regular Notes": The Class A Notes, the Mezzanine Notes, the Class B Notes and the Class C Interest.

         "Relief Act": The Servicemembers Civil Relief Act.

         "Relief Act Interest Shortfall": With respect to any Payment Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

         "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         "REMIC 1": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made consisting of: (i) such Mortgage Loans as from time to time are subject to the Sale and Servicing Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Indenture Trustee's rights with respect to the Mortgage Loans under all insurance policies, required to be maintained pursuant to this Agreement and any proceeds thereof and (iv) the Collection Account, the Payment Account (subject to the last sentence of this definition) and any REO Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, however, a REMIC election will not be made with respect to the Pre-Funding Accounts, any Subsequent Mortgage Loan Interest, the Net WAC Rate Carryover Reserve Account, the Interest Coverage Accounts and the Reserve Account.

         "REMIC 1 Regular Interests": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. Each REMIC 1 Regular Interest shall accrue interest at the related Uncertificated REMIC 1 Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions of the Trust Agreement, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Trust Agreement. The following is a list of each of the REMIC 1 Regular Interests: REMIC 1 Regular Interest LT1, REMIC 1 Regular Interest LT1PF, REMIC 1 Regular Interest LT2 and REMIC 1 Regular Interest LT2PF.

         "REMIC 2": The segregated pool of assets consisting of all of the REMIC 1 Regular Interests and conveyed in trust to the Indenture Trustee, for the benefit of REMIC 3, as holder of the REMIC 2 Regular Interests, and the Class R Certificateholders, as Holders of the Class R-2 Interest, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

         "REMIC 2 Interest Loss Allocation Amount": With respect to any Payment Date, an amount equal to (a) the product of (i) the aggregate Principal Balance of the Mortgage Loans and related REO Properties then outstanding and (ii) the Uncertificated REMIC 2 Remittance Rate for REMIC 2 Regular Interest LTAA minus the Marker Rate, divided by (b) 12.

         "REMIC 2 Overcollateralization Target Amount": 1.00% of the Overcollateralization Target Amount.

         "REMIC 2 Overcollateralization Amount": With respect to any date of determination, (i) 1.00% of the aggregate Uncertificated Principal Balance of the REMIC 2 Regular Interests minus (ii) the aggregate Uncertificated Principal Balance of REMIC 2 Regular Interest LTIA1, REMIC 2 Regular Interest LTIIA1a, REMIC 2 Regular Interest LTIIA1b, REMIC 2 Regular Interest LTIIA1c, REMIC 2 Regular Interest LTIIA2c, REMIC 2 Regular Interest LTIIA3c, REMIC 2 Regular Interest LTIIA4c, REMIC 2 Regular Interest LTM1, REMIC 2 Regular Interest LTM2, REMIC 2 Regular Interest LTM3, REMIC 2 Regular Interest LTM4, REMIC 2 Regular Interest LTM5, REMIC 2 Regular Interest LTM6, REMIC 2 Regular Interest LTM7, REMIC 2 Regular Interest LTM8, REMIC 2 Regular Interest LTM9, REMIC 2 Regular Interest LTM10, REMIC 2 Regular Interest LTM11, REMIC 2 Regular Interest LTB1 and REMIC 2 Regular Interest LTB2, in each case as of such date of determination.

         "REMIC 2 Principal Loss Allocation Amount": With respect to any Payment Date, an amount equal to the product of (i) the aggregate Principal Balance of the Mortgage Loans and related REO Properties then outstanding and the amounts on deposit in the Pre-Funding Accounts (exclusive of any investment income therein) and (ii) 1 minus a fraction, the numerator of which is two times the aggregate Uncertificated Principal Balance of REMIC 2 Regular Interest LTIA1, REMIC 2 Regular Interest LTIIA1a, REMIC 2 Regular Interest LTIIA1b, REMIC 2 Regular Interest LTIIA1c, REMIC 2 Regular Interest LTIIA2c, REMIC 2 Regular Interest LTIIA3c, REMIC 2 Regular Interest LTIIA4c, REMIC 2 Regular Interest LTM1, REMIC 2 Regular Interest LTM2, REMIC 2 Regular Interest LTM3, REMIC 2 Regular Interest LTM4, REMIC 2 Regular Interest LTM5, REMIC 2 Regular Interest LTM6, REMIC 2 Regular Interest LTM7, REMIC 2 Regular Interest LTM8, REMIC 2 Regular Interest LTM9, REMIC 2 Regular Interest LTM10, REMIC 2 Regular Interest LTM11, REMIC 2 Regular Interest LTB1 and REMIC 2 Regular Interest LTB2 and the denominator of which is the aggregate REMIC 2 Regular Interest LTIA1, REMIC 2 Regular Interest LTIIA1a, REMIC 2 Regular Interest LTIIA1b, REMIC 2 Regular Interest LTIIA1c, REMIC 2 Regular Interest LTIIA2c, REMIC 2 Regular Interest LTIIA3c, REMIC 2 Regular Interest LTIIA4c, REMIC 2 Regular Interest LTM1, REMIC 2 Regular Interest LTM2, REMIC 2 Regular Interest LTM3, REMIC 2 Regular Interest LTM4, REMIC 2 Regular Interest LTM5, REMIC 2 Regular Interest LTM6, REMIC 2 Regular Interest LTM7, REMIC 2 Regular Interest LTM8, REMIC 2 Regular Interest LTM9, REMIC 2 Regular Interest LTM10, REMIC 2 Regular Interest LTM11, REMIC 2 Regular Interest LTB1, REMIC 2 Regular Interest LTB2 and REMIC 2 Regular Interest LTZZ.

         "REMIC 2 Regular Interests": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. Each REMIC 2 Regular Interest shall accrue interest at the related Uncertificated REMIC 2 Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Trust Agreement. The following is a list of each of the REMIC 2 Regular Interests: REMIC 2 Regular Interest LTAA, REMIC 2 Regular Interest LTIA1, REMIC 2 Regular Interest LTIIA1a, REMIC 2 Regular Interest LTIIA1b, REMIC 2 Regular Interest LTIIA1c, REMIC 2 Regular Interest LTIIA2c, REMIC 2 Regular Interest LTIIA3c, REMIC 2 Regular Interest LTIIA4c, REMIC 2 Regular Interest LTM1, REMIC 2 Regular Interest LTM2, REMIC 2 Regular Interest LTM3, REMIC 2 Regular Interest LTM4, REMIC 2 Regular Interest LTM5, REMIC 2 Regular Interest LTM6, REMIC 2 Regular Interest LTM7, REMIC 2 Regular Interest LTM8, REMIC 2 Regular Interest LTM9, REMIC 2 Regular Interest LTM10, REMIC 2 Regular Interest LTM11, REMIC 2 Regular Interest LTB1, REMIC 2 Regular Interest LTB2 and REMIC 2 Regular Interest LTZZ.

         "REMIC 3": The segregated pool of assets consisting of all of the REMIC 2 Regular Interests conveyed in trust to the Indenture Trustee, for the benefit of the Holders of the Regular Notes (other than the Class C Certificates), the Class C Interest and the Class R Certificates (in respect of the Class R-3 Interest), pursuant to the Trust Agreement, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

         "REMIC 4": The segregated pool of assets consisting of the Class C Interest conveyed in trust to the Indenture Trustee, for the benefit of the Holders of the Class C Certificates and the Class R-X Certificates (in respect of the Class R-4 Interest), pursuant to the Trust Agreement, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

         "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

         "REMIC Regular Interests": The REMIC 1 Regular Interests, the REMIC 2 Regular Interests and the Class C Interest.

         "REO Property": A Mortgaged Property acquired by the Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Indenture Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16 of 1%) of the one-month United States dollar lending rates which banks in The City of New York selected by the Depositor are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Indenture Trustee can determine no such arithmetic mean, in the case of any Interest Determination Date after the initial Interest Determination Date, the lowest one-month United States dollar lending rate which such New York banks selected by the Depositor are quoting on such Interest Determination Date to leading European banks.

         "Residual Certificate": Any of the Class G, Class C, Class R and Class R-X Certificates.

         "Residual Certificateholder" or "Certificateholder": Any holder of a Residual Certificate.

         "Responsible Officer": With respect to the Indenture Trustee, any Managing Director, Director, Vice President, any Assistant Vice President, any Assistant Secretary, any Assistant Treasurer, any Associate or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above-designated officers and, in each case, having direct responsibility for the administration of the Operative Agreements and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. With respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for the administration of the Trust and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of, and familiarity with, the particular subject; and with respect to the Administrator, any officer with direct responsibility for the administration of the Trust and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of, and familiarity with, the particular subject.

         "Reserve Account": The Account designated as the "Reserve Account" and established pursuant to Section 5.05 of the Sale and Servicing Agreement.
         "Rule 144A":  Rule 144A under the Securities Act.

         "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor in interest.

         "Sale and Servicing Agreement": The Sale and Servicing Agreement, dated September 30, 2005, among the Issuing Entity, the Depositor, the Seller, the Originator, the Servicer and the Indenture Trustee and all amendments and supplements hereto.

         "Secretary of State":  The Secretary of State of the State of Delaware.

         "Second Lien Mortgage Loan": Any Mortgage Loan that is secured by a second lien on the related Mortgaged Property.

         "Secured Obligations": All amounts and obligations which the Issuing Entity may at any time owe the Indenture Trustee for the benefit of the Noteholders under the indenture or the Notes.

         "Securities":  The Notes and the Residual Certificates.

         "Securities Act":  The Securities Act of 1933, as amended.

         "Securities Intermediary": The Person acting as Securities Intermediary under this Agreement (which, as of the date hereof, is Deutsche Bank National Trust Company), its successor in interest, and any successor Securities Intermediary appointed pursuant to Section 5.08.

         "Security Entitlement": The meaning specified in Section 8-102(a)(17) of the New York UCC.

         "Securityholders": The Noteholders and the Certificateholders.

         "Seller": Greenwich Capital Financial Products, Inc., or any successor in interest.

         "Senior Principal Payment Amount": The sum of (i) the Group I Senior Principal Payment Amount and (ii) the Group II Senior Principal Payment Amount.

         "Servicer Remittance Amount": With respect to any Payment Date, (a) the sum of (i) the Group I Interest Remittance Amount for such date, (ii) the Group II Interest Remittance Amount for such date and (iii) the Principal Remittance Amount for such date.

         "Servicer Remittance Date": With respect to each Payment Date, the third Business Day prior to such Payment Date.

         "Servicer": GMAC Mortgage Corporation, or any of its successors in interest.

         "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, inspection, restoration and protection of any Mortgaged Property, (b) any enforcement or administrative or judicial proceedings, including foreclosures,
(c) the management and liquidation of any Mortgaged Property if such Mortgaged Property is acquired in satisfaction of the related Mortgage, (d) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon any Mortgaged Property, (e) any fire or hazard insurance coverage on any Mortgaged Property required under the terms of the Sale and Servicing Agreement and (f) any losses sustained by the Servicer with respect to the liquidation of any related Mortgaged Property.

         "Servicing Certificate": The monthly certificate to be delivered by the Servicer pursuant to Section 4.17 of the Sale and Servicing Agreement.

         "Servicing Fee": As to any Payment Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan as of the first day of the related Collection Period.

         "Servicing Fee Rate": With respect to each Mortgage Loan, 0.50%.

         "Servicing File": The mortgage documents relating to a particular Mortgage Loan retained by the Servicer for purposes of the servicing such Mortgage Loan pursuant to this Agreement.

         "Single Certificate": A Residual Certificate representing a 100% Percentage Interest.

         "Startup Day": As defined in Section 11.04(b) of the Indenture.

         "State": Any one of the 50 States of the United States of America or the District of Columbia.

         "Stepdown Date": The earlier to occur of (i) the first Payment Date on which the aggregate Note Balance of the Class A Notes has been reduced to zero and (ii) the later to occur of (x) the Payment Date occurring in October 2008 and (y) the first Payment Date on which the Credit Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans but prior to payment of the Group I Principal Payment Amount and the Group II Principal Payment Amount to the Notes then entitled to payments of principal on such Payment Date) is equal to or greater than 46.40%.

         "Subsequent Cut-Off Date": With respect to any Subsequent Mortgage Loan, the later to occur of (x) the 15th day of the calendar month preceding the month in which the related Subsequent Transfer Date occurs and (y) the date of origination of such Subsequent Mortgage Loan.

         "Subsequent Group I Mortgage Loan": A Subsequent Mortgage Loan to be included in Loan Group I.

         "Subsequent Group II Mortgage Loan": A Subsequent Mortgage Loan to be included in Loan Group II.

         "Subsequent Mortgage Loan": Each Mortgage Loan acquired pursuant to
Section 2.05 of the Sale and Servicing Agreement and a Subsequent Transfer Agreement, which Mortgage Loan shall be listed on a revised Mortgage Loan Schedule delivered pursuant to the Sale and Servicing Agreement and attached as Exhibit A to the Subsequent Transfer Agreement, with funds on deposit in the Pre-Funding Accounts during the Pre-Funding Period on the related Subsequent Transfer Date.

         "Subsequent Mortgage Loan Interest": Any amount constituting a monthly payment of interest received or advanced at the Adjusted Net Mortgage Rate with respect to (i) a Subsequent Group I Mortgage Loan during the Collection Period relating to the first three Payment Dates in excess of 0.00% per annum and (ii) a Subsequent Group II Mortgage Loan during the Collection Period relating to the first three Payment Dates in excess of 0.00% per annum. The Subsequent Mortgage Loan Interest shall be distributable to the Class C Certificates. The Subsequent Mortgage Loan Interest shall not be an asset of any REMIC.

         "Subsequent Recoveries": With respect to any Mortgage Loan that becomes a Liquidated Mortgage Loan prior to the Collection Period relating to a Payment Date, all amounts received in respect of principal on such Liquidated Mortgage Loan during the calendar month prior to such Payment Date, net of reimbursable expenses in respect thereof.

         "Subsequent Transfer Agreement": A Subsequent Transfer Agreement substantially in the form of Exhibit F to the Sale and Servicing Agreement.

         "Subsequent Transfer Date": For any Subsequent Mortgage Loan, the Business Day on which such Subsequent Mortgage Loan is transferred to the Trust pursuant to the related Subsequent Transfer Agreement. With respect to any Eligible Substitute Mortgage Loan, the opening of business on the first day of the calendar month in which such Eligible Substitute Mortgage Loan is conveyed to the Trust.

         "Subsequent Transfer Notice": With respect to the transfer of Subsequent Mortgage Loans pursuant to Section 2.05 of the Sale and Servicing Agreement, a notice delivered by the Depositor to the Servicer, the Indenture Trustee and the Rating Agencies identifying the related Subsequent Mortgage Loans.

         "Substitution Amount": In connection with the delivery of any Qualifying Substitute Mortgage Loan, if the outstanding principal amount of such Qualifying Substitute Mortgage Loan as of the applicable Substitute Cut-Off Date is less than the related Principal Balance of the Mortgage Loan being replaced as of such Substitute Cut-Off Date, an amount equal to such difference together with accrued and unpaid interest on such amount calculated at the Loan Rate of the Mortgage Loan being replaced.

         "Tax Matters Person": The tax matters person appointed pursuant to
Section 11.04(e) of the Indenture.

         "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of the REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed by the Indenture Trustee on behalf of each REMIC, together with any and all other information reports or returns that may be required to be furnished to the Noteholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

         "Telerate Page 3750": The display currently so designated as "Page 3750" on the Bridge Telerate Service (or such other page selected by the Indenture Trustee (after consultation with the Depositor) as may replace Page 3750 on that service for the purpose of displaying daily comparable rates on prices).

         "Termination Date": The date on which the Indenture Trustee shall have received payment and performance of all Indenture Trustee Issuing Entity Secured Obligations.

         "Title Insurance Policy": A title insurance policy maintained with respect to a Mortgage Loan.

         "Trigger Event": A Trigger Event is in effect with respect to any Payment Date on or after the Stepdown Date if:

(i) the percentage obtained by dividing (x) the aggregate Principal Balance of the Mortgage Loans that are Delinquent 60 days or more (including Mortgage Loans that are REO Properties, in foreclosure or bankruptcy and that are also Delinquent 60 days or more) by (y) the aggregate Principal Balance of the Mortgage Loans, as of the last day of the previous calendar month exceeds 10.25% of the Credit Enhancement Percentage or

(ii) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Collection Period (reduced by the aggregate amount of Subsequent Recoveries received since the Cut-off Date through the last day of the related Collection Period) divided by the sum of (x) the aggregate Principal Balance of the Initial Mortgage Loans as of the Cut-off Date and (y) the Original Pre-Funded Amount exceeds the applicable percentages set forth below with respect to such Payment Date:

            PAYMENT DATE OCCURRING IN                               PERCENTAGE
    -------------------------------------      ------------------------------------------------------
    [October 2007 through September 2008       1.00% for the first month plus an additional 1/12th of
                                               1.50% for each month thereafter
    October 2008 through September 2009        2.50% for the first month plus an additional 1/12th of
                                               1.00% for each month thereafter
    October 2009 through September 2010        3.50% for the first month plus an additional 1/12th of
                                               1.00% for each month thereafter
    October 2010 through September 2011        4.50% for the first month plus an additional 1/12th of
                                               0.50% for each month thereafter
    October 2011 and thereafter                5.25%]

         "Trust" or "Trust Fund": The Issuing Entity.

         "Trust Account Property": The Trust Accounts, all amounts and investments held from time to time in the Trust Accounts (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities, securities entitlements, investment property or otherwise) and all proceeds of the foregoing.

         "Trust Accounts": The Reserve Account, the Pre-Funding Accounts, the Collection Account, the Certificate Account and the Payment Account.

         "Trust Agreement": The Trust Agreement dated as of September 30, 2005, among the Depositor, the Certificate Registrar and the Owner Trustee, as such may be amended or supplemented from time to time.

         "Trust Estate": The assets subject to this Agreement and the Indenture, transferred by the Depositor to the Issuing Entity and pledged by the Issuing Entity to the Indenture Trustee, which assets consist of all accounts, accounts receivable, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, notes, drafts, letters of credit, advices of credit, investment property, uncertificated securities and rights to payment of any and every kind consisting of, arising from or relating to any of the following: (a) the Mortgage Loans listed in the Mortgage Loan Schedule, and principal due and payable after the Cut-off Date, but not including interest and principal due and payable on any Mortgage Loans on or before the Cut-off Date, together with the Mortgage Files relating to such Mortgage Loans; (b) any Insurance Proceeds, REO Property, Liquidation Proceeds and other recoveries (in each case, subject to clause (a) above), (c) the Trust Accounts, Subsequent Recoveries, any Escrow Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any Insurance Policies and (e) all income, revenues, issues, products, revisions, substitutions, replacements, profits, rents and all cash and non-cash proceeds of the foregoing.

         "Trust Indenture Act" or "TIA": The Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

         "UCC": The Uniform Commercial Code as enacted in the relevant jurisdiction.

         "Unadjusted Net WAC 30/360 Rate": For any Payment Date, a per annum rate equal to the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans for such Payment Date.

         "Uncertificated Accrued Interest": With respect to each REMIC Regular Interest on each Payment Date, an amount equal to one month's interest at the related Uncertificated REMIC Remittance Rate on the Uncertificated Principal Balance of such REMIC Regular Interest. In each case, Uncertificated Accrued Interest will be reduced by any Relief Act Interest Shortfalls (allocated to such REMIC Regular Interests based on their respective entitlements to interest irrespective of any Relief Act Interest Shortfalls for such Payment Date).

         "Uncertificated Principal Balance": With respect to each REMIC Regular Interest, the amount of such REMIC Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each REMIC Regular Interest shall equal the amount set forth in the Trust Agreement as its initial Uncertificated Principal Balance. On each Payment Date, the Uncertificated Principal Balance of each REMIC Regular Interest shall be reduced by all distributions of principal made on such REMIC Regular Interest on such Payment Date and, if and to the extent necessary and appropriate, shall be further reduced on such Payment Date by Realized Losses, and the Uncertificated Principal Balance of REMIC 2 Regular Interest LTZZ shall be increased by interest deferrals. With respect to the Class C Interest as of any date of determination, an amount equal to the excess, if any, of (A) the then aggregate Uncertificated Principal Balance of the REMIC 2 Regular Interests over (B) the then aggregate Note Balance of the Class A Notes, the Mezzanine Notes and the Class B Notes then outstanding. The Uncertificated Principal Balance of each REMIC Regular Interest that has an Uncertificated Principal Balance shall never be less than zero.

         "Uncertificated REMIC Remittance Rate": The Uncertificated REMIC 1 Remittance Rate or Uncertificated REMIC 2 Remittance Rate, as applicable.

         "Uncertificated REMIC 1 Remittance Rate": With respect to REMIC 1 Regular Interest LT1 and (i) the first three Payment Dates, the weighted average of the Adjusted Net Mortgage Rates of the Initial Group I Mortgage Loans and
(ii) thereafter, the weighted average of the Adjusted Net Mortgage Rates of the Group I Mortgage Loans. With respect to REMIC 1 Regular Interest LT2 and (i) the first three Payment Dates, the weighted average of the Adjusted Net Mortgage Rates of the Initial Group II Mortgage Loans and (ii) thereafter, the weighted average of the Adjusted Net Mortgage Rates of the Group II Mortgage Loans. With respect to REMIC 1 Regular Interest LT1PF and (i) the first three Payment Dates, 0.00% and (ii) thereafter, the weighted average of the Adjusted Net Mortgage Rates of the Group I Mortgage Loans. With respect to REMIC 1 Regular Interest LT2PF and (i) the first three Payment Dates, 0.00% and (ii) thereafter, the weighted average of the Adjusted Net Mortgage Rates of the Group II Mortgage Loans.

         "Uncertificated REMIC 2 Remittance Rate": For any Payment Date and each REMIC 2 Regular Interest, the weighted average of the Uncertificated REMIC 1 Remittance Rate on the REMIC 1 Regular Interests, weighted on the basis of the Uncertificated Principal Balance of each such REMIC 1 Regular Interest.

         "Undercollateralized Amount":  As defined in Section 5.06(b).

         "Underwriter":  RBS Greenwich Capital Inc.

         "United States Person" or "U.S. Person": A citizen or resident of the United States, a corporation, partnership (or other entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) provided that, for purposes solely of the restrictions on the transfer of Residual Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate the income of which from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. The term "United States" shall have the meaning set forth in Section 7701 of the Code or successor provisions.

         "Unpaid Interest Shortfall Amount": With respect to the Class A Notes, the Mezzanine Notes and the Class B Notes and (i) the first Payment Date, zero, and (ii) any Payment Date after the first Payment Date, the amount, if any, by which (a) the sum of (1) the Monthly Interest Payable Amount for such Class for the immediately preceding Payment Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such Class for such preceding Payment Date exceeds
(b) the aggregate amount distributed on such Class in respect of interest pursuant to clause (a) of this definition on such preceding Payment Date, plus interest on the amount of interest due but not paid on the Notes of such Class on such preceding Payment Date, to the extent permitted by law, at the Note Rate for such Class for the related Accrual Period.

                                   EXHIBIT A-1

                          FORM OF INITIAL CERTIFICATION


                                                   --------------------------
                                                              Date


[Depositor]


[Servicer]


         Re: Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of September [__], 2005 by and among Financial Asset Securities Corp., as Depositor, [________], as Indenture Trustee, [________], as Originator, [________] as Servicer, [________], as Seller and [________], as Issuing Entity
                  --------------------------------------------------------------

Ladies and Gentlemen:

         In accordance with Section 2.02(a) of the Sale and Servicing Agreement, subject to review of the contents thereof, the undersigned hereby certifies that it has received the documents required by Section 2.01(d)(i)-(v) and, to the extent actually provided to it, the documents in Section 2.01(d)(vi)-(vii) of the Sale and Servicing Agreement for each Mortgage File pertaining to each Mortgage Loan listed on Schedule A, to the Sale and Servicing Agreement, subject to any exceptions noted on Schedule I hereto.

         Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Sale and Servicing Agreement. This certificate is subject to and qualified in all respects to the terms of the Sale and Servicing Agreement and the Sale and Servicing Agreement sections cross-referenced therein.

                                           [Indenture Trustee]

                                           By:__________________________________
                                              Name:
                                              Title:

                                   EXHIBIT A-2

                          FORM OF INTERIM CERTIFICATION

                                                      -----------------------
                                                              Date
[Depositor]


[Servicer]


         Re: Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of [________] by and among Financial Asset Securities Corp., as Depositor, [________], as Indenture Trustee, [________], as Originator, [________] as Servicer, [________] as Seller and [________], as Issuing Entity
                  --------------------------------------------------------------

Ladies and Gentlemen:

         In accordance with Section 2.02(b) of the Sale and Servicing Agreement, the undersigned hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on Schedule I hereto) it has received the applicable documents required by Section 2.01(d)(i)-(v) and, to the extent actually provided to it, the documents in
Section 2.01(d)(vi)-(vii) of the Sale and Servicing Agreement.

         The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on
Schedule I hereto, it has reviewed the documents identified above and has determined that each such document appears regular on its face and appears to relate to the Mortgage Loan identified in such document.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Sale and Servicing Agreement. This certificate is subject to and qualified in all respects by the terms of said Sale and Servicing Agreement including, but not limited to, Section 2.02(b).

                                              [Indenture Trustee]

                                              By:_______________________________
                                                   Name:
                                                   Title:

                                   EXHIBIT A-3

                           FORM OF FINAL CERTIFICATION


                                                  --------------------------
                                                            Date
[Depositor]


[Servicer]


         Re: Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of [________] by and among Financial Asset Securities Corp., as Depositor, [________], as Indenture Trustee, [________], as Originator, [________] as Servicer, [________], as Seller and [________], as Issuing Entity
                  -------------------------------------------------------------

Ladies and Gentlemen:

         In accordance with Section 2.02(d) of the Sale and Servicing Agreement, the undersigned hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on Schedule I hereto) it has received the applicable documents required by Section 2.01(d)(i)-(v) and, to the extent actually provided to it, the documents in
Section 2.01(d)(vi)-(vii) of the Sale and Servicing Agreement.

         The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on
Schedule I hereto, it has reviewed the documents listed above and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in items (i) and (iv) of the definition of Mortgage Loan Schedule is correct.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Sale and Servicing Agreement. This certificate is qualified in all respects by the terms of said Sale and Servicing Agreement.

                                           [Indenture Trustee]

                                           By:__________________________________
                                                Name:
                                                Title:

                                    EXHIBIT B

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

         GreenPoint Mortgage Funding, Inc. (the "Originator") hereby makes the representations and warranties set forth in this Schedule B to the Depositor, the Servicer, the Seller and the Indenture Trustee, as of the Closing Date and each Subsequent Transfer Date, or if so specified herein, with respect to the Cut-off Date. With respect to each Mortgage Loan:

         (1) The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the Cut-off Date;

         (2) The Mortgage creates a first or second lien (as indicated on the Mortgage Loan Schedule) or a first or second priority ownership interest (as indicated on the Mortgage Loan Schedule) in an estate in fee simple in real property securing the related Mortgage Note;

         (3) All payments due on or prior to the Cut-off Date for such Mortgage Loan have been made as of the Closing Date, the Mortgage Loan is not delinquent in payment more than 29 days and has not been dishonored; there are no material defaults under the terms of the Mortgage Loan; the Originator has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; and no payment has been 30 days delinquent during the preceding twelve-month period;

         (4) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

         (5) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law, or, necessary to protect the interest of the Purchaser. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule; the substance of any such waiver, alteration or modification has been approved by the issuer of any related title insurance policy, to the extent required by the related policies;

         (6) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

         (7) All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the Fannie Mae Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or by Freddie Mac, as well as all additional requirements set forth in Section 4.10 of the Sale and Servicing Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Originator and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to Fannie Mae and Freddie Mac requirements, as well as all additional requirements set forth in Section 4.10 of the Sale and Servicing Agreement. Such policy was issued by an insurer acceptable under Fannie Mae and Freddie Mac guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

         (8) Each Mortgage Loan at the time it was made complied in all material respects with applicable federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and predatory and abusive lending laws applicable to such Mortgage Loan;

         (9) The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Originator has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Originator waived any default resulting, from any action or inaction by the Mortgagor;

         (10) With respect to any first lien Mortgage Loan, the related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property and, with respect to any Second Lien Mortgage Loan, the related Mortgage is a valid, subsisting, enforceable and perfected second lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first or second lien, as applicable, of the Mortgage subject only to (1) with respect to any second lien Mortgage Loan, the related first lien, (2) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (3) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and (A) are referred to in the lender's title insurance policy, or (B) do not adversely affect the market value of the Mortgaged Property or the intended use of the Mortgaged Property, and (4) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates (1) with respect to any first lien Mortgage Loan, a valid, subsisting, enforceable and perfected first lien and first priority security interest and (2) with respect to any second lien Mortgage Loan, a valid, subsisting, enforceable and perfected second lien and second priority security interest, in each case, on the property described therein;

         (11) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of Originator or the Mortgagor, or, on the part of any other party involved in the origination of the Mortgage Loan. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with, except Draws as permitted under the Mortgage Note. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

         (12) Immediately prior to the transfer and assignment to the Seller, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Originator had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Seller free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

         (13) With respect to each Mortgage Loan, a lender's policy of title insurance, lender master protection program (standard mortgage guaranty) or a commitment letter (binder) to issue the same or an attorney's certificate or opinion of title was effective on the date of the origination of each Mortgage Loan and each such policy or certificate or opinion of title is valid and remains in full force and effect. Such lender's policy of title insurance is acceptable to Fannie Mae and FHLMC, issued by a title insurer acceptable to Fannie Mae and FHLMC and qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring (subject to the exceptions contained in clauses (j)(3)(A) and (B) above) the Originator, its successors and assigns as to the lien priority specified on the Mortgage Loan Schedule with respect to the related Mortgage in the original principal amount of such Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of such Mortgage providing for adjustment to the applicable Loan Rate and Monthly Payment. Additionally, either such lender's title insurance policy affirmatively insures that there is ingress and egress to and from the Mortgaged Property or the Originator warrants that there is ingress and egress to and from the Mortgaged Property and the lender' s title insurance policy affirmatively insures against encroachments by or upon the related Mortgaged Property or any interest therein or any other adverse circumstance that either is disclosed or would have been disclosed by an accurate survey. The Originator is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and will inure to the benefit of the Purchaser without any further act. No claims have been made under such lender's title insurance policy, neither the Originator, any prior holder of the related Mortgage has done, by act or omission, anything that would impair the coverage of such lender's insurance policy, and there is no act, omission, condition, or information that would impair the coverage of such lender's insurance policy;

         (14) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Originator nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration. With respect to each second lien Mortgage Loan, (i) the first lien is in full force and effect,
(ii) there is no default, breach, violation or event of acceleration existing under such prior mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and either (A) the prior mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the second lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the prior mortgage;

         (15) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

         (16) All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (m) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

         (17) The Mortgage Loan was originated by or for the Originator. The Mortgage Loan complies with all the terms, conditions and requirements of the Originator's Underwriting Standards in effect at the time of origination of such Mortgage Loan. The Mortgage Loan bears interest at the Loan Rate as set forth in the Mortgage Loan Schedule, and Minimum Monthly Payments under the Mortgage Note are due and payable on the first day of each month. The Mortgage contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

         (18) The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property. There have not been any condemnation proceedings with respect to the Mortgaged Property and there are no such proceedings scheduled to commence at a future date. To the best of the Originator's knowledge, no Mortgage Loan is subject to any litigation as of the date hereof;

         (19) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

         (20) If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

         (21) The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the Mortgage Loan application by a Qualified Appraiser, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Fannie Mae and FHLMC and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated. The appraisal is in a form acceptable to Fannie Mae and FHLMC;

         (22) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state, or (4) not doing business in such state;

         (23) The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation;

         (24) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of such Mortgage Loans;

         (25) The Mortgage Loan does not contain "graduated payment" features; to the extent any Mortgage Loan contains any buydown provision, such buydown funds have been maintained and administered in accordance with, and such Mortgage Loan otherwise complies with, Fannie Mae/Freddie Mac requirements relating to buydown loans;

         (26) The Mortgagor is not in bankruptcy and, the Mortgagor is not insolvent or in bankruptcy and the Originator has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or materially adversely affect the value or marketability of the Mortgage Loan;

         (27) The Minimum Monthly Payment with respect to any Mortgage Loan is not less than the interest accrued at the applicable Loan Rate on the average daily Principal Balance during the calendar month preceding the date on which such Minimum Monthly Payment is due;

         (28) With respect to each Mortgage Loan, that is not a MERS Loan, the related Assignment, is in recordable form and (other than with respect to the blank assignee) is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located and, when endorsed as provided for in this Agreement, the Mortgage Notes will be duly endorsed under applicable law, and with respect to each Mortgage Loan that is a MERS Loan, such Mortgage Loan is recorded on the MERS System. With respect to each MERS Mortgage Loan, a MIN has been assigned by MERS and such MIN is accurately provided on the related Mortgage Loan Schedule. The related Assignment of Mortgage to MERS has been duly and properly recorded. With respect to each MERS Mortgage Loan, the Originator has not received any notice of liens or legal actions with respect to such Mortgage Loan and no such notices have been electronically posted by MERS;

         (29) As to Mortgage Loans that are not secured by an interest in a leasehold estate, the Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a townhouse, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that no residence or dwelling is a single parcel of real property with a cooperative housing corporation erected thereon, or a mobile home. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date of origination no portion of the Mortgaged Property has been used for commercial purposes;

         (30) Each Mortgage Loan accrues interest at an adjustable Loan Rate computed on the actual number of days in a calendar month and a 365-day year. Each Loan Rate adjusts monthly (except during a three month initial period) to equal the sum of the applicable Index and the Margin, subject to a maximum Loan Rate and a minimum Loan Rate;

(31) Except with respect to ___% of the Mortgage Loans, each Mortgage Loan requires the payment of a cancellation fee, where applicable;

         (32) Each Mortgage Loan has an original term to maturity of either 180 months or 300 months. Each Mortgage Loan has a Draw Period of either 5 or 15 years followed by an amortization period of ten years;

         (33) As of the Closing Date, the Mortgaged Property was lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

         (34) If the Mortgaged Property is a condominium unit or a planned unit development (other than a DE MINIMIS planned unit development), such condominium or planned unit development project meets the Originator's eligibility requirements as set forth in Originator's Underwriting Standards;

         (35) There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property; The Mortgagor has not notified the Originator, and the Originator has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act of 2003;

         (36) No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

         (37) Each Mortgage Loan has been serviced in all material respects in compliance with applicable law and the terms of the related Mortgage Loan Documents;

         (38) The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

         (39) With respect to any ground lease to which a Mortgaged Property may be subject: (i) a true, correct and complete copy of the ground lease and all amendments, modifications and supplements thereto is included in the Servicing File, and the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease; (ii) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise except as contained in the Mortgage File; (iii) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the Closing Date; (iv) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate, subject to any sublease; (v) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (vi) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (vii) the lessor under such ground lease has satisfied any repair or construction obligations due as of the Closing Date pursuant to the terms of such ground lease; (viii) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease; (ix) the ground lease term extends, or is automatically renewable, for at least five years beyond the maturity date of the related Mortgage Loan; and (x) the Purchaser has the right to cure defaults on the ground lease;

         (40) With respect to any broker fees collected and paid on any of the Mortgage Loans, all broker fees have been properly assessed to the Mortgagor and no claims will arise as to broker fees that are double charged and for which the Mortgagor would be entitled to reimbursement;

         (41) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Purchaser certifying that the original Mortgage Note has been lost or destroyed and not been replaced, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan will not be materially adversely affected by the absence of the original Mortgage Note; provided, however, that no more than 1% of the Mortgage Loans, in the aggregate, have lost note affidavits;

         (42) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

         (43) Except as provided in Section 2.07 of the Sale and Servicing Agreement, the Mortgage Note, the Mortgage, the Assignment and the other documents set forth in Section 2.01 of the Sale and Servicing Agreement and required to be delivered on the Closing Date have been delivered to the Seller or its designee;

         (44) All information supplied by, on behalf of, or concerning the Mortgagor is true, accurate and complete and does not contain any material statement that is or will be inaccurate or misleading in any material respect;

         (45) There does not exist on the related Mortgaged Property any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation;

         (46) The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of Mortgage Loans. The Servicer shall maintain such statement in the Servicing File;

         (47) No Mortgage Loan has an LTV or CLTV, as applicable, in excess of 100% and no second lien Mortgage Loan has an Equity LTV in excess of 100%;

         (48) Either (a) no consent for the second lien Mortgage Loan is required by the holder of the related first lien or (b) such consent has been obtained and is contained in the Mortgage File;

         (49) The Originator has not received notice of: (1) any proceeding for the total or partial condemnation of any Mortgaged Property, (2) any subsequent, intervening mortgage, lien, attachment, lis pendens or other encumbrance affecting any Mortgaged Property or (3) with respect to any second lien Mortgage Loan, any default under any mortgage, lien or other encumbrance senior to each Mortgage;

         (50) With respect to any second lien Mortgage Loan and where required or customary in the jurisdiction in which the Mortgaged Property is located, the original lender has filed for record a request for notice of any action by the senior lienholder under the related first lien, and the original lender has notified any senior lienholder in writing of the existence of the related second lien Mortgage Loan and requested notification of any action to be taken against the Mortgagor by the senior lienholder;

         (51) With respect to each Mortgage Loan that has a prepayment penalty feature, each such Prepayment Penalty is enforceable and each prepayment penalty is permitted pursuant to applicable federal, state and local law, subject to federal preemption where applicable;

         (52) None of the Mortgage Loans are (a) loans subject to 12 CFR Part 226.31, 12 CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994 ("HOEPA"), as amended, (b) classified and/or defined as a "high cost," "high risk," "threshold," "covered," or "predatory" loan under any other applicable state, federal or local law, including, but not limited to, the States of Georgia, New York, North Carolina or the City of New York or (c) subject to the New Jersey Home Ownership Security Act of 2002 (the "Act"), unless such Mortgage Loan is a (1) "Home Loan" as defined in the Act that is (A) a first lien purchase money mortgage loan, which is not a "High Cost Home Loan" as defined in the Act or (B) a rate and term refinance as set forth in the Originator's Underwriting Standards which is not a "High Cost Home Loan", or (2) "Covered Home Loan" as defined in the Act that is a first lien purchase money mortgage loan, which is not a High Cost Home Loan under the Act;

         (53) No Mortgage Loan is (a) subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state, federal or local law, (b) subject to any comparable federal, state or local statutes or regulations, or any other statute or regulation providing for heightened regulatory scrutiny or assignee liability to holders of such mortgage loans, or (c) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor's LEVELS(R) Glossary Revised, Appendix E);

         (54) No Mortgage Loan that was originated on or after October 1, 2002 and before March 7, 2003 is secured by a Mortgaged Property located in the State of Georgia;

         (55) As of the Closing Date, with respect to any second lien Mortgage Loan, the Originator has not received a notice of default of a first lien which has not been cured;

         (56) No Mortgagor was encouraged or required to select a Mortgage Loan product offered by the originator that is a higher-cost product designed for less creditworthy borrowers, unless at the time of the loan's origination such Mortgagor did not qualify (taking into account credit history and debit-to-income ratios) for a lower cost credit product then offered by the originator of the Mortgage Loan;

         (57) The methodology used in underwriting the extension of credit for each Mortgage Loan does not rely on the extent of the Mortgagor's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination, the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan;

         (58) All points and fees related to each Mortgage Loan were disclosed in writing to the related Mortgagor in accordance with applicable state and federal law and regulations. No Mortgagor was charged points and fees (whether or not financed) in an amount that exceeds the limits described in Fannie Mae's anti-predatory lending requirements as set forth in the Fannie Mae Guides;

         (59) Each Mortgage Loan is eligible for sale in the secondary market or for inclusion in a Pass-Through Transfer without unreasonable credit enhancement;

         (60) No Mortgagor agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction;

         (61) No Mortgage Loan is subject to negative amortization;

         (62) No Mortgage Loan was originated for the purpose of the proceeds of such Mortgage Loan being used to finance single-premium credit life insurance policies; and

         (63) The Originator has fully furnished in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on the Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company on a monthly basis.

                                   EXHIBIT C-1


                  REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT


                                                    -----------------------
                                                               Date


[Addressed to Indenture Trustee]

         In connection with the administration of the mortgages held by you as Indenture Trustee under a certain Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of [________]by and among Financial Asset Securities Corp., as Depositor, [________], as Indenture Trustee, [________], as Originator, [________] as Servicer, [________] as Seller and [________], as Issuing Entity (the "Sale and Servicing Agreement"), the undersigned Servicer hereby requests a release of the Mortgage File held by you as Indenture Trustee with respect to the following described Mortgage Loan for the reason indicated below.

         Mortgagor's Name:

         Address:

         Loan No.:

         Reason for requesting file:

         1. Mortgage Loan paid in full. (The Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Payment Account pursuant to the Sale and Servicing Agreement.)

         2. The Mortgage Loan is being foreclosed.

         3. Mortgage Loan substituted. (The Servicer hereby certifies that a Qualifying Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Sale and Servicing Agreement.)

         4. Mortgage Loan repurchased. (The Servicer hereby certifies that the Loan Purchase Price has been credited to the Payment Account pursuant to the Sale and Servicing Agreement.)

         5. Other. (Describe)

         The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Sale and Servicing Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualifying Substitute Mortgage Loan (in which case the Mortgage File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed (in which case the Mortgage File will be returned when no longer required by us for such purpose).

         Capitalized terms used herein shall have the meanings ascribed to them in the Sale and Servicing Agreement.

                                              [________________________]



                                              By:_______________________________
                                                 Name:
                                                 Title: Servicing Officer

                                   EXHIBIT C-2

                          REQUEST FOR TEMPORARY RELEASE

                             Available Upon Request

                                    EXHIBIT D

                             FORM OF ADVANCE NOTICE


                                                    ------------------------
                                                              Date


[Addressed to Holder of Class
G Certificates]



         In connection with that certain Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of [________] by and among Financial Asset Securities Corp., as Depositor, [________], as Indenture Trustee, [________], as Originator, [________]as Servicer, [________] as Seller and [________], as Issuing Entity (the "Sale and Servicing Agreement"), the undersigned Servicer hereby requests that you make an advance to the Issuing Entity in the amount of $___________ (such amount to be deposited into the Reserve Account no later than [date [[two]] Business Days prior to next Payment Date] in accordance with
Section 2.01(b) of the Sale and Servicing Agreement), in respect of the following Draw[s]:

         Loan no.:

         Date of Draw:

         Amount of Draw:

         [Loan no.:

         Date of Draw:

         Amount of Draw:]

                  Total amount of Draws:

                  Amount of total covered by Principal Remittance Amount:

         Capitalized terms used herein shall have the meanings ascribed to them in the Sale and Servicing Agreement.

                                              [________________________]



                                              By:_______________________________
                                                 Name:
                                                 Title:

                                    EXHIBIT E

                           LOAN DATA REMITTANCE REPORT

                                    EXHIBIT F

                          SUBSEQUENT TRANSFER AGREEMENT

         Pursuant to (i) this Subsequent Transfer Agreement, dated [________] (the "Agreement"), among [________] as seller (the "Seller"), Financial Asset Securities Corp. as depositor (the "Depositor"), [________] as issuer (the "Issuing Entity") and [________] as indenture trustee of [________], Asset-Backed Notes, Series [____] (the "Indenture Trustee") and (ii) the Sale and Servicing Agreement, dated as of [________] (the "Sale and Servicing Agreement"), among the Seller, the Depositor, [________] as originator (the "Originator"), [________], the Issuing Entity and the Indenture Trustee, the parties hereto agree to (i) the sale by the Seller to the Depositor of the Mortgage Loans listed on the attached Schedule of Mortgage Loans (the "Subsequent Mortgage Loans"), (ii) the sale by the Depositor to the Issuing Entity of the Subsequent Mortgage Loans and (iii) the pledge of the Subsequent Mortgage Loans by the Issuing Entity to the Trustee.

         Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Sale and Servicing Agreement.

         Section 1.        Conveyance of Subsequent Mortgage Loans.

         (a) Upon receipt of the Purchase Price by the Seller, the Seller does hereby sell, transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, and the Depositor does hereby sell, transfer, assign, set over, deposit with and otherwise convey to the Issuing Entity, without recourse, in trust, all of its right, title and interest in and to the Subsequent Mortgage Loans.

         (b) The Issuing Entity hereby grants to the Trustee, as trustee for the benefit of the Certificateholders, all of the Issuing Entity's right, title and interest in and to the Subsequent Mortgage Loans and the proceeds thereof.

         (c) Additional terms of the sale are set forth on Attachment A hereto.

         Section 2.        Representations and Warranties; Conditions Precedent.

         (a) The Seller hereby confirms that each of the conditions and the representations and warranties, as applicable, set forth in Section 3.03 of the Sale and Servicing Agreement are satisfied as of the date hereof. The Seller hereby confirms that each of the conditions set forth in Section 2.05 of the Sale and Servicing Agreement are satisfied as of the date hereof.

         (b) All terms and conditions of the Sale and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict, the provisions of this Agreement shall control over the conflicting provisions of the Sale and Servicing Agreement.

         Section 3.        Recordation of Agreement.

         To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Seller at the Certificateholders' expense on direction of the related Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

         Section 4.        Governing Law.

         This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

         Section 5.        Counterparts.

         This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

         Section 6.        Successors and Assigns.

         This Agreement shall inure to the benefit of and be binding upon the Seller, the Depositor and the Indenture Trustee and their respective successors and assigns.


                                               [FINANCIAL ASSET SECURITIES CORP.

                                               By:
                                                   -----------------------------
                                               Name:
                                               Title:

                                               GREENWICH CAPITAL FINANCIAL
                                               PRODUCTS, INC.,
                                               as Seller

                                               By:
                                                   -----------------------------
                                               Name:
                                               Title:

                                               DEUTSCHE BANK NATIONAL TRUST
                                               COMPANY, as Indenture Trustee for
                                               GreenPoint Mortgage Funding Trust
                                               2005-HE4, Asset-Backed Notes,
                                               Series 2005-HE4

                                               By:
                                                   -----------------------------
                                               Name:
                                               Title:

                                               By:
                                                   -----------------------------
                                               Name:
                                               Title:

                                               GREENPOINT MORTGAGE FUNDING TRUST
                                               2005-HE4

                                               By: WILMINGTON TRUST COMPANY, not
                                                   in its individual capacity
                                                   but solely as Owner Trustee]

                                               By:
                                                   -----------------------------
                                               Name:
                                               Title:

Attachments
--------------
A. Additional terms of sale.
B. Schedule of Subsequent Mortgage Loans.

                                  ATTACHMENT A

                            ADDITIONAL TERMS OF SALE

Subsequent Cut-off Date:

Subsequent Transfer Date:

Aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date: Purchase Price: 100.00% of the aggregate Principal Balances of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date.

Weighted average original term to stated maturity: __ months;

Weighted average loan-to-value ratio: ___%;

Average Principal Balance : $___;

Average Credit Limit: $____;

Weighted average Draw Period: ___ months;

Weighted average FICO score: ___;

Weighted average margin:  __.

                                  ATTACHMENT B

                      SCHEDULE OF SUBSEQUENT MORTGAGE LOANS

                             Available Upon Request

                                    EXHIBIT G

                           FORM OF 10-K CERTIFICATION

                                  Certification

         1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of [________];

         2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

         3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing , or similar, agreement, for inclusion in these reports is included in these reports;

         4. Based on my knowledge and upon the annual compliance statement included in the report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing, or similar, agreement, and except as disclosed in the reports, the servicer has fulfilled its obligations under the servicing agreement; and

         5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing, or similar, agreement, that is included in these reports.

         In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: [________] and/or [________].

Date: ____________________

                                              By: ______________________________
                                              Name:
                                              Title:
                                              Date:

                                    EXHIBIT H

                         FORM OF SERVICER CERTIFICATION


                  Re:      [________] (the "Trust")
                           Asset-Backed Notes, Series [______]

         I, [identify the certifying individual], a [title] of [________]as Servicer (the "Servicer"), hereby certify to Financial Asset Securities Corp. (the "Depositor"), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

         1. I have reviewed the information required to be delivered to the Indenture Trustee by the Servicer pursuant to the Sale and Servicing Agreement (the "Servicing Information");

         2. Based on my knowledge, the Servicing Information does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the last day of the period covered by the Form 10-K Annual Report;

         3. Based on my knowledge, the Servicing Information required to be provided to the Indenture Trustee by the Servicer has been provided as required under the Sale and Servicing Agreement;

         4. I am responsible for reviewing the activities performed by the Servicer under the Sale and Servicing Agreement and based upon my knowledge and the annual compliance review required under the Sale and Servicing Agreement, and except as disclosed by written notice to the Indenture Trustee or in the annual compliance statement required to be delivered to the Indenture Trustee in accordance with the terms of the Sale and Servicing Agreement (which has been so delivered to the Indenture Trustee), the Servicer has, for the period covered by the Form 10-K Annual Report, fulfilled its obligations under the Sale and Servicing Agreement; and

         5. The Servicer has disclosed to it's certified public accountants and the Depositor all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Sale and Servicing Agreement.

         Capitalized terms used but not defined herein have the meanings ascribed to them in the Sale and Servicing Agreement, dated [________] (the "Sale and Servicing Agreement"), among [________]. as seller, the Depositor as depositor[________] as originator, [________]as servicer, [________] as issuer and [________] as indenture trustee.


                                             [________________________]


                                             By: _______________________________
                                             Name:
                                             Title:
                                             Date:

                                    EXHIBIT I

                 FORM CERTIFICATION TO BE PROVIDED TO DEPOSITOR
                            BY THE INDENTURE TRUSTEE

         Re:      [________] (the "Trust") Asset-Backed Notes, Series [________]
                  --------------------------------------------------------------

         I, [identify the certifying individual], a [title] of [________], as Indenture Trustee of the Trust, hereby certify to Financial Asset Securities Corp. (the "Depositor"), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

         1. I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Depositor relating to the above-referenced trust;

         2. Based on my knowledge, the information in these distribution reports prepared by the Indenture Trustee, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

         3. Based on my knowledge, the distribution information required to be provided by the Indenture Trustee under the Sale and Servicing Agreement is included in these reports.

         Capitalized terms used but not defined herein have the meanings ascribed to them in the Sale and Servicing Agreement, dated [________] (the "Sale and Servicing Agreement"), among [________] as seller, the Depositor as depositor, [________] as originator, [________] as servicer, [________] as issuer and [________]as indenture trustee.

                                           [____________________], as Trustee


                                           By:__________________________________
                                           Name:
                                           Title:
                                           Date:

                                    EXHIBIT J

                       SERVICING CRITERIA TO BE ADDRESSED
                           IN ASSESSMENT OF COMPLIANCE

Definitions
-----------
Primary Servicer - transaction party having borrower contact Master Servicer - aggregator of pool assets
Securities Administrator - waterfall calculator (may be the Trustee, or may be the Master Servicer)
Back-up Servicer - named in the transaction (in the event a Back up Servicer becomes the Primary Servicer, follow Primary Servicer obligations) Custodian - safe keeper of pool assets Paying Agent - distributor of funds to ultimate investor Trustee - fiduciary of the transaction

Note: The definitions above describe the essential function that the party performs, rather than the party's title. So, for example, in a particular transaction, the trustee may perform the "paying agent" and "securities administrator" functions, while in another transaction, the securities administrator may perform these functions.

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

KEY:  X  - OBLIGATION
     [X] - UNDER CONSIDERATION FOR OBLIGATION

------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
REG AB REFERENCE   SERVICING CRITERIA                          PRIMARY    MASTER   SECURITIES    CUSTODIAN    PAYING     TRUSTEE
                                                              SERVICER   SERVICER     ADMIN                   AGENT
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------

------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
                   GENERAL SERVICING CONSIDERATIONS
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------

------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
1122(d)(1)(i)      Policies and  procedures  are instituted       X          X          X                                   X
                   to  monitor  any  performance  or  other                                                            (Sec. 9.01)
                   triggers   and   events  of  default  in
                   accordance    with    the    transaction
                   agreements.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
1122(d)(1)(ii)     If  any  material  servicing  activities       X          X          X
                   are   outsourced   to   third   parties,
                   policies and  procedures  are instituted
                   to    monitor    the    third    party's
                   performance  and  compliance  with  such
                   servicing activities.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
                   Any   requirements  in  the  transaction
                   agreements   to   maintain   a   back-up
                   servicer   for  the  Pool   Assets   are
1122(d)(1)(iii)    maintained.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
1122(d)(1)(iv)     A   fidelity   bond   and   errors   and       X          X
                   omissions  policy  is in  effect  on the
                   party  participating  in  the  servicing
                   function    throughout   the   reporting
                   period  in  the   amount   of   coverage
                   required by and  otherwise in accordance
                   with  the   terms  of  the   transaction
                   agreements.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
                   CASH COLLECTION AND ADMINISTRATION
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
1122(d)(2)(i)      Payments  on pool  assets are  deposited       X          X          X                       X
                   into  the  appropriate   custodial  bank
                   accounts  and  related   bank   clearing
                   accounts no more than two business  days
                   following receipt,  or such other number
                   of  days  specified  in the  transaction
                   agreements.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
                   Disbursements  made via wire transfer on       X          X          X                       X           X
                   behalf of an obligor  or to an  investor
1122(d)(2)(ii)     are made only by authorized personnel.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
                   Advances   of   funds   or    guarantees       X          X          X                       X           X
                   regarding  collections,  cash  flows  or                                                            (Sec. 8.01)
                   distributions,   and  any   interest  or
                   other fees  charged  for such  advances,
                   are  made,   reviewed  and  approved  as
                   specified     in     the     transaction
1122(d)(2)(iii)    agreements.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
                   The    related    accounts    for    the                 [X]                                             X
                   transaction,   such  as   cash   reserve
                   accounts  or accounts  established  as a
                   form  of  over  collateralization,   are
                   separately    maintained   (e.g.,   with
                   respect to  commingling  of cash) as set
1122(d)(2)(iv)     forth in the transaction agreements.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
                   Each custodial  account is maintained at       X          X          X                                   X
                   a    federally    insured     depository
                   institution   as   set   forth   in  the
                   transaction agreements.  For purposes of
                   this   criterion,   "federally   insured
                   depository  institution" with respect to
                   a foreign financial  institution means a
                   foreign   financial   institution   that
                   meets   the    requirements    of   Rule
                   13k-1(b)(1) of the  Securities  Exchange
1122(d)(2)(v)      Act.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
                   Unissued  checks are  safeguarded  so as       X
1122(d)(2)(vi)     to prevent unauthorized access.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
1122(d)(2)(vii)    Reconciliations   are   prepared   on  a       X          X          X                       X           X
                   monthly   basis  for  all   asset-backed
                   securities    related   bank   accounts,
                   including    custodial    accounts   and
                   related bank  clearing  accounts.  These
                   reconciliations  are (A)  mathematically
                   accurate;   (B)   prepared   within   30
                   calendar  days after the bank  statement
                   cutoff  date,  or such  other  number of
                   days   specified   in  the   transaction
                   agreements;  (C)  reviewed  and approved
                   by  someone  other  than the  person who
                   prepared  the  reconciliation;  and  (D)
                   contain   explanations  for  reconciling
                   items.   These   reconciling  items  are
                   resolved  within  90  calendar  days  of
                   their original  identification,  or such
                   other  number of days  specified  in the
                   transaction agreements.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
                   INVESTOR REMITTANCES AND REPORTING
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
1122(d)(3)(i)      Reports to  investors,  including  those       X          X          X                                   X
                   to be  filed  with the  Commission,  are
                   maintained   in   accordance   with  the
                   transaction  agreements  and  applicable
                   Commission  requirements.  Specifically,
                   such   reports   (A)  are   prepared  in
                   accordance  with  timeframes  and  other
                   terms  set  forth  in  the   transaction
                   agreements;   (B)  provide   information
                   calculated in accordance  with the terms
                   specified     in     the     transaction
                   agreements;   (C)  are  filed  with  the
                   Commission  as required by its rules and
                   regulations;    and   (D)   agree   with
                   investors' or the  trustee's  records as
                   to the total  unpaid  principal  balance
                   and number of Pool  Assets  serviced  by
                   the Servicer.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
                   Amounts due to investors  are  allocated       X          X          X                       X           X
                   and   remitted   in   accordance    with
                   timeframes,  distribution  priority  and
                   other    terms    set   forth   in   the
1122(d)(3)(ii)     transaction agreements.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
                   Disbursements  made to an  investor  are       X          X          X                       X           X
                   posted  within two business  days to the
                   Servicer's  investor  records,  or  such
                   other  number of days  specified  in the
1122(d)(3)(iii)    transaction agreements.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
                   Amounts  remitted to  investors  per the       X          X          X                       X           X
                   investor  reports  agree with  cancelled
                   checks,  or other  form of  payment,  or
1122(d)(3)(iv)     custodial bank statements.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
                   POOL ASSET ADMINISTRATION
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
1122(d)(4)(i)      Collateral  or  security  on pool assets       X          X
                   is   maintained   as   required  by  the
                   transaction  agreements  or related pool
                   asset documents.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
1122(d)(4)(ii)     Pool  assets and related  documents  are       X          X
                   safeguarded    as    required   by   the
                   transaction agreements
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
1122(d)(4)(iii)    Any      additions,      removals     or       X          X                                              X
                   substitutions  to  the  asset  pool  are
                   made,    reviewed    and   approved   in
                   accordance   with  any   conditions   or
                   requirements    in    the    transaction
                   agreements.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
1122(d)(4)(iv)     Payments on pool assets,  including  any       X
                   payoffs,  made in  accordance  with  the
                   related pool asset  documents are posted
                   to  the   Servicer's   obligor   records
                   maintained  no more  than  two  business
                   days  after   receipt,   or  such  other
                   number   of   days   specified   in  the
                   transaction  agreements,  and  allocated
                   to  principal,  interest  or other items
                   (e.g.,  escrow) in  accordance  with the
                   related pool asset documents.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
                   The  Servicer's  records  regarding  the       X
                   pool  assets  agree with the  Servicer's
                   records  with  respect  to an  obligor's
1122(d)(4)(v)      unpaid principal balance.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
                   Changes  with  respect  to the  terms or       X          X
                   status  of  an  obligor's   pool  assets
                   (e.g., loan  modifications or re-agings)
                   are  made,   reviewed  and  approved  by
                   authorized  personnel in accordance with
                   the  transaction  agreements and related
1122(d)(4)(vi)     pool asset documents.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
                   Loss  mitigation  or  recovery   actions       X          X
                   (e.g., forbearance plans,  modifications
                   and   deeds  in  lieu  of   foreclosure,
                   foreclosures   and   repossessions,   as
                   applicable)  are  initiated,   conducted
                   and  concluded  in  accordance  with the
                   timeframes    or   other    requirements
                   established    by    the     transaction
1122(d)(4)(vii)    agreements.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
1122(d)(4)(viii)   Records  documenting  collection efforts       X
                   are maintained  during the period a pool
                   asset is delinquent  in accordance  with
                   the   transaction    agreements.    Such
                   records  are  maintained  on at  least a
                   monthly  basis,  or  such  other  period
                   specified     in     the     transaction
                   agreements,  and  describe  the entity's
                   activities  in   monitoring   delinquent
                   pool  assets  including,   for  example,
                   phone   calls,   letters   and   payment
                   rescheduling   plans  in   cases   where
                   delinquency is deemed  temporary  (e.g.,
                   illness or unemployment).
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
1122(d)(4)(ix)     Adjustments  to interest  rates or rates       X          X
                   of return for pool assets with  variable
                   rates are computed  based on the related
                   pool asset documents.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
1122(d)(4)(x)      Regarding  any  funds  held in trust for       X
                   an  obligor  (such as escrow  accounts):
                   (A)  such   funds   are   analyzed,   in
                   accordance   with  the  obligor's   pool
                   asset  documents,  on at least an annual
                   basis,  or such other  period  specified
                   in  the  transaction   agreements;   (B)
                   interest  on  such  funds  is  paid,  or
                   credited,   to  obligors  in  accordance
                   with  applicable  pool  asset  documents
                   and state  laws;  and (C) such funds are
                   returned  to  the   obligor   within  30
                   calendar  days of full  repayment of the
                   related  pool  assets,   or  such  other
                   number   of   days   specified   in  the
                   transaction agreements.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
                   Payments  made on behalf  of an  obligor       X
                   (such as tax or insurance  payments) are
                   made on or before  the  related  penalty
                   or  expiration  dates,  as  indicated on
                   the  appropriate  bills or  notices  for
                   such   payments,   provided   that  such
                   support   has  been   received   by  the
                   servicer  at  least  30  calendar   days
                   prior  to  these  dates,  or such  other
                   number   of   days   specified   in  the
1122(d)(4)(xi)     transaction agreements.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
                   Any late payment penalties in connection       X
                   with any payment to be made on behalf of
                   an obligor are paid from the Servicer's
                   funds and not charged to the obligor,
                   unless the late payment was due to the
1122(d)(4)(xii)    obligor's error or omission.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
                   Disbursements made on behalf of an             X
                   obligor are posted within two business
                   days to the obligor's records maintained
                   by the servicer, or such other number of
                   days specified in the transaction
1122(d)(4)(xiii)   agreements.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
                   Delinquencies,      charge-offs      and                  X          X                                   X
                   uncollectible  accounts  are  recognized
                   and  recorded  in  accordance  with  the
1122(d)(4)(xiv) transaction agreements.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------
                   Any external enhancement or other                                    X                                   X
                   support, identified in Item 1114(a)(1)
                   through (3) or Item 1115 of Regulation AB,
                   is maintained as set forth in the
1122(d)(4)(xv)     transaction agreements.
------------------ ----------------------------------------- ---------- ---------- ------------ ----------- ---------- ------------

                                   SCHEDULE A

                             MORTGAGE LOAN SCHEDULE